Exhibit 99.1


                      GECC MORTGAGE LOAN PURCHASE AGREEMENT

            This Mortgage Loan Purchase Agreement (this "Agreement"), is dated and effective May 1, 2007, between General Electric Capital Corporation, as seller (the "Mortgage Loan Seller"), and GE Commercial Mortgage Corporation, as purchaser (the "Purchaser").

            The Mortgage Loan Seller desires to sell, assign, transfer and otherwise convey to the Purchaser, and the Purchaser desires to purchase, subject to the terms and conditions set forth below, the commercial, multifamily and manufactured housing mortgage loans (collectively, the "Mortgage Loans") identified on the schedule annexed hereto as Exhibit A (the "Mortgage Loan Schedule").

            It is expected that the Mortgage Loans will be transferred, together with other commercial, multifamily and manufactured housing mortgage loans (such mortgage loans, the "Other Mortgage Loans"), to GE Commercial Mortgage Corporation, Series 2007-C1 Trust, a trust fund (the "Trust Fund") to be formed by the Purchaser, the beneficial ownership of which will be evidenced by a series of mortgage pass-through certificates (the "Certificates"). Certain classes of the Certificates will be rated by Standard and Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. and Moody's Investors Service, Inc. (together, the "Rating Agencies"). Certain classes of the Certificates (the "Registered Certificates") will be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Trust Fund will be created and the Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of May 1, 2007 (the "Pooling and Servicing Agreement"), among the Purchaser, as depositor (in such capacity, the "Depositor"), KeyCorp Real Estate Capital Markets, Inc., an Ohio corporation, as Servicer No. 1 with respect to all of the Mortgage Loans other than the 666 Fifth Avenue Mortgage Loan, the Skyline Portfolio Mortgage Loan, the Four Seasons Mortgage Loan, the Mall of America Mortgage Loan and the Americold Portfolio Mortgage Loan ("Servicer No. 1"), Bank of America, National Association, a national banking association, as Servicer No. 2 with respect to the 666 Fifth Avenue Mortgage Loan ("Servicer No. 2", and together with Servicer No.1, or as individually applicable, the "Servicer"), LNR Partners, Inc., a Florida corporation, as special servicer (in such capacity, the "Special Servicer"), and Wells Fargo Bank, N.A., a national banking association, as trustee (the "Trustee").

            The Purchaser intends to sell certain of the Certificates to Banc of America Securities LLC ("BAS"), Deutsche Bank Securities Inc. ("DBS"), Barclays Capital Inc. ("BCI"), Bear, Stearns & Co. Inc. ("Bear") and Citigroup Global Markets Inc. ("Citi", and collectively with BAS, DBS, BCI and Bear, in such capacity the "Underwriters") pursuant to an underwriting agreement dated April 26, 2007 (the "Underwriting Agreement"). The Purchaser intends to sell certain other Certificates (the "Non-Registered Certificates") pursuant to a certificate purchase agreement dated April 26, 2007 (the "Certificate Purchase Agreement") to BAS and DBS (together, in such capacity the "Initial Purchasers"). Capitalized terms not otherwise defined herein have the meanings assigned to them in the Pooling and Servicing Agreement (as of the Closing Date).

            Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

            SECTION 1. Agreement to Purchase.

            Subject to the terms and conditions set forth in this Agreement, the Mortgage Loan Seller agrees to sell, assign, transfer and otherwise convey to the Purchaser upon receipt of the Mortgage Loan Purchase Price referred to in this Section 1, and the Purchaser agrees to purchase, the Mortgage Loans. The purchase and sale of the Mortgage Loans shall take place on May 8, 2007 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). As of the close of business on May 1, 2007 (the "Cut-off Date"), the Mortgage Loans will have an aggregate principal balance (the "Aggregate Cut-off Date Balance"), after application of all payments of principal due thereon on or before the Cut-off Date, whether or not received, of $________, subject to a variance of plus or minus 5%. The purchase price of the Mortgage Loans (inclusive of accrued interest and exclusive of the Mortgage Loan Seller's pro rata share of the costs set forth in Section 9 hereof) (the "Mortgage Loan Purchase Price") shall be equal to the amount set forth on the cross receipt between the Mortgage Loan Seller and the Purchaser dated the date hereof.

            SECTION 2. Conveyance of Mortgage Loans.

            (a) On the Closing Date, subject only to receipt by the Mortgage Loan Seller of the Mortgage Loan Purchase Price, the satisfaction of the other closing conditions required to be satisfied on the part of Purchaser pursuant to
Section 7 and the issuance of the Certificates, the Mortgage Loan Seller agrees to (i) sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the Mortgage Loan Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule, including all rights to payment in respect thereof, which includes all interest and principal received or receivable by the Mortgage Loan Seller on or with respect to the Mortgage Loans after the Cut-off Date (subject to the proviso in the next sentence), together with all of the Mortgage Loan Seller's right, title and interest in and to the proceeds of any related title, hazard, or other insurance policies and any escrow, reserve or other comparable accounts related to the Mortgage Loans, subject to (i) that certain Servicing Rights Purchase Agreement dated as of May 1, 2007, between the Mortgage Loan Seller and Servicer No. 1,
(ii) The Agreement to Appointment of Master Servicer dated as of May 8, 2007, among the Depositor, the Mortgage Loan Seller and Servicer No. 2, and (iii) the Servicing Rights Purchase and Sale Agreement dated as of May 8, 2007, between the Mortgage Loan Seller and Servicer No. 2. The Purchaser shall be entitled to (and, to the extent received by or on behalf of the Mortgage Loan Seller, the Mortgage Loan Seller shall deliver or cause to be delivered to or at the direction of the Purchaser) all scheduled payments of principal and interest due on the Mortgage Loans after the Cut-off Date, and all other recoveries of principal and interest collected thereon after the Cut-off Date; provided, however, that all scheduled payments of principal and interest accrued but not paid thereon, due on or before the Cut-off Date and collected after the Cut-off Date shall belong to the Mortgage Loan Seller, and the Purchaser or its successors or assigns shall promptly remit any such payments to the Mortgage Loan Seller.

            On or prior to the Closing Date, the Mortgage Loan Seller shall retain a third party vendor reasonably satisfactory to the Controlling Class Representative to complete the assignment and recordation of the related Loan Documents, as contemplated by the next sentence. On or promptly following the Closing Date, the Mortgage Loan Seller shall cause such third party vendor, to the extent possession of recorded copies of each Mortgage and the documents described in clauses (iii), (iv), (v), (vi), (vii), (viii), (xi), (xxii) and
(xiii) of Exhibit B have been delivered to it, at the expense of the Mortgage Loan Seller, (1) to prepare and record (a) each Assignment of Mortgage referred to in clause (iii) of Exhibit B which has not yet been submitted for recording and (b) each Assignment of Leases, referred to in clause (v) of Exhibit B (if not otherwise included in the related Assignment of Mortgage) which has not yet been submitted for recordation; and (2) to prepare and file each UCC assignment of financing statement referred to in clause (xiii) of Exhibit B which has not yet been submitted for filing or recording. The Mortgage Loan Seller shall direct the related third party vendor to promptly prepare and submit (and in no event later than 30 Business Days following the receipt of the related documents in the case of clause 1(a) of the prior sentence and 60 days following the receipt of the applicable documents in the case of clauses 1(b) and 2 of the prior sentence) for recording or filing, as the case may be, in the appropriate public recording or filing office, each such document. In the event that any such document is lost or returned unrecorded because of a defect therein, the Mortgage Loan Seller, at its expense, shall promptly prepare a substitute document for signature by the Purchaser or itself, as applicable, and thereafter the Mortgage Loan Seller shall cause each such document to be duly recorded or filed. The Mortgage Loan Seller shall, promptly upon receipt of the original recorded or filed copy (and in no event later than five Business Days following such receipt) deliver such original to the Custodian (in the case of each UCC financing statement or UCC assignment of financing statement, with evidence of filing or recording thereon). Notwithstanding anything to the contrary contained in this Section 2, in those instances where the public recording office retains the original Mortgage, Assignment of Mortgage or Reassignment of Assignment of Leases, Rents and Profits, if applicable, after any has been recorded, the obligations hereunder of the Mortgage Loan Seller shall be deemed to have been satisfied upon delivery to the Custodian of a copy of such Mortgage, Assignment of Mortgage or Reassignment of Assignment of Leases, Rents and Profits, if applicable, certified by the public recording office to be a true and complete copy of the recorded original thereof or otherwise with evidence of recording indicated thereon.

            (b) In connection with the Mortgage Loan Seller's assignment pursuant to subsection (a) above, the Mortgage Loan Seller shall deliver to and deposit with, or cause to be delivered to and deposited with, the Custodian, on or before the Closing Date, the documents and/or instruments referred to in clauses (i), (ii), (ix), (xvi) and (xxiii) of Exhibit B for each Mortgage Loan so assigned (with originals with respect to clause (i) and copies with respect to clauses (ii), (ix), (xvi) and (xxiii)) and, within 30 days following the Closing Date, the remaining applicable documents in Exhibit B for each such Mortgage Loan with copies to the applicable Servicer.

            (c) If the Mortgage Loan Seller cannot deliver, or cause to be delivered, as to any Mortgage Loan, the original Note, the Mortgage Loan Seller shall deliver a copy or duplicate original of such Note, together with an affidavit certifying that the original thereof has been lost or destroyed and an indemnification in connection therewith in favor of the Trustee.

            If the Mortgage Loan Seller cannot deliver, or cause to be delivered, as to any Mortgage Loan, the original or a copy of any of the documents and/or instruments referred to in clauses (ii), (iv), (vi), (vii),
(xi), and (xiii) of Exhibit B and the UCC financing statements and UCC assignments of financing statements referred to in clauses (xi) and (xii) of Exhibit B, with evidence of recording or filing thereon, solely because of a delay caused by the public recording or filing office where such document or instrument has been delivered for recordation or filing, or because such original recorded or filed document has been lost or returned from the recording or filing office and subsequently lost, as the case may be, the delivery requirements of this Section 2(b) shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File, provided that a copy of such document or instrument (without evidence of recording or filing thereon, but certified (which certificate may relate to multiple documents and/or instruments) by the applicable public recording or filing office, the applicable title insurance company or by the Mortgage Loan Seller to be a true and complete copy of the original thereof submitted for recording or filing, as the case may be) has been delivered to the Trustee within 45 days after the Closing Date, and either the original of such missing document or instrument, or a copy thereof, with evidence of recording or filing, as the case may be, thereon, is delivered to or at the direction of the Purchaser (or any subsequent owner of the affected Mortgage Loan, including without limitation the Trustee) within 180 days after the Closing Date (or within such longer period after the Closing Date as the Purchaser (or such subsequent owner) may consent to, which consent shall not be unreasonably withheld so long as the Mortgage Loan Seller has provided the Purchaser (or such subsequent owner) with evidence of such recording or filing, as the case may be, or has certified to the Purchaser (or such subsequent owner) as to the occurrence of such recording or filing, as the case may be, and is, as certified to the Purchaser (or such subsequent owner) no less often than quarterly, in good faith attempting to obtain from the appropriate public recording or filing office such original or copy).

            If the Mortgage Loan Seller cannot deliver, or cause to be delivered, as to any Mortgage Loan, the original or a copy of the related lender's title insurance policy referred to in clause (ix) of Exhibit B solely because such policy has not yet been issued, the delivery requirements of this
Section 2(b) shall be deemed to be satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File, provided that the Mortgage Loan Seller has delivered to the Trustee a binder marked as binding and countersigned by the title insurer or its authorized agent (which may be a pro forma or specimen title insurance policy which has been accepted or approved in writing as binding by the related title insurance company) or an acknowledged closing instruction or escrow letter, and the Mortgage Loan Seller shall deliver to or at the direction of the Purchaser (or any subsequent owner of the affected Mortgage Loan, including without limitation the Trustee), promptly following the receipt thereof, the original related lender's title insurance policy (or a copy thereof). In addition, notwithstanding anything to the contrary contained herein, if there exists with respect to any group of related cross-collateralized Mortgage Loans only one original of any document referred to in Exhibit B covering all the Mortgage Loans in such group, then the inclusion of the original of such document in the Mortgage File for any of the Mortgage Loans in such group shall be deemed an inclusion of such original in the Mortgage File for each such Mortgage Loan. On the Closing Date, upon (i) notification from the Mortgage Loan Seller that the purchase price referred to in Section 1 has been received by the Mortgage Loan Seller and (ii) the issuance of the Certificates, the Purchaser shall be authorized to release to the Trustee or its designee all of the Mortgage Files in the Purchaser's possession relating to the Mortgage Loans.

            Notwithstanding anything herein to the contrary, with respect to the documents referred to in clause (xxiii) on Exhibit B, the applicable Servicer shall hold the original of each such document in trust on behalf of the Trustee in order to draw on such letter of credit on behalf of the Trust and the Mortgage Loan Seller shall be deemed to have satisfied the delivery requirements of this Agreement by delivering the original of each such document to the applicable Servicer. The Mortgage Loan Seller shall pay any costs of assignment or amendment of such letter of credit required (which assignment or amendment shall change the beneficiary of the letter of credit to the Trust in care of the applicable Servicer) in order for the applicable Servicer to draw on such letter of credit on behalf of the Trust. In the event that the documents specified in clause (xix) on Exhibit B are missing because the related assignment or amendment documents have not been completed, the Mortgage Loan Seller shall take all reasonably necessary steps to enable the applicable Servicer to draw on the related letter of credit on behalf of the Trust including, if necessary, drawing on the letter of credit in its own name pursuant to written instructions from the applicable Servicer and immediately remitting such funds (or causing such funds to be remitted) to the applicable Servicer.

            Contemporaneously with the execution of this Agreement by the Purchaser and the Mortgage Loan Seller, the Mortgage Loan Seller shall deliver a power of attorney to each of the Servicers and the Special Servicer at the direction of the Controlling Class Representative or its assignees, to take such other action as is necessary to effect the delivery, assignment and/or recordation of any documents and/or instruments relating to any Mortgage Loan which have not been delivered, assigned or recorded at the time required for enforcement by the Trust Fund. The Mortgage Loan Seller will be required to effect at its expense the assignment and recordation of its Loan Documents until the assignment and recordation of all such Loan Documents has been completed.

            (d) As to each Mortgage Loan, the Mortgage Loan Seller shall be responsible for all costs associated with the recording or filing, as the case may be, of each assignment referred to in clauses (iii) and (v) of Exhibit B and each UCC-2 and UCC-3 assignment of financing statement, if any, referred to in clause (xii) of Exhibit B. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, the Mortgage Loan Seller shall promptly prepare or cause the preparation of a substitute therefor or cure or cause the curing of such defect, as the case may be, and shall thereafter deliver the substitute or corrected document to or at the direction of the Purchaser (or any subsequent owner of the affected Mortgage Loan, including without limitation the Trustee) for recording or filing, as appropriate, at the Mortgage Loan Seller's expense.

            (e) Except as provided below, all documents and records in the Mortgage Loan Seller's possession (or under its control) relating to the Mortgage Loans that are not required to be a part of a Mortgage File in accordance with Exhibit B but that are reasonably required to service the Mortgage Loans (all such other documents and records, including Environmental Reports, as to any Mortgage Loan, the "Servicing File"), together with all escrow payments, reserve funds and other comparable funds in the possession of the Mortgage Loan Seller (or under its control) with respect to the Mortgage Loans, shall (unless they are held by a sub-servicer that shall, as of the Closing Date, begin acting on behalf of the applicable Servicer pursuant to a written agreement between such parties) be delivered by the Mortgage Loan Seller (or its agent) to the Purchaser (or its designee) no later than the Closing Date; provided, however, the Mortgage Loan Seller shall not be required to deliver, and the Servicing File shall not be deemed to include drafts of Loan Documents, attorney-client or internal communications of the Mortgage Loan Seller or its affiliates or Mortgage Loan Seller's credit underwriting or due diligence analyses or related data (as distinguished from Environmental Reports, financial statements, credit reports, title reports, structural and engineering reports, appraisals and other reports, analyses or data provided by the Borrowers or third parties other than the Mortgage Loan Seller's attorneys). If a sub-servicer shall, as of the Closing Date, begin acting on behalf of the applicable Servicer with respect to any Mortgage Loan pursuant to a written agreement between such parties, the Mortgage Loan Seller or its agent shall deliver a copy of the related Servicing File to the applicable Servicer.

            (f) Each of the Mortgage Loan Seller's and the Purchaser's records will reflect the transfer of the Mortgage Loans to the Purchaser as a sale, including for accounting purposes. Following the transfer of the Mortgage Loans to the Purchaser, the Mortgage Loan Seller will not take any action inconsistent with the ownership of the Mortgage Loans by the Purchaser or its assignees.

            (g) Furthermore, it is the express intent of the parties hereto that the conveyance of the Mortgage Loans by Mortgage Loan Seller to Purchaser as provided in this Agreement be, and be construed as, a sale of the Mortgage Loans by Mortgage Loan Seller to Purchaser and not a pledge of the Mortgage Loans by Mortgage Loan Seller to Purchaser to secure a debt or other obligation of Mortgage Loan Seller.

            (h) It is further acknowledged and agreed by the Mortgage Loan Seller that the Purchaser intends to convey all right, title and interest of the Purchaser in and to the Mortgage Loans and all rights and remedies under this Agreement (excluding the Purchaser's rights and remedies under Section 9 below and the Indemnification Agreement dated as of April 26, 2007, among the Mortgage Loan Seller, the Depositor and the Underwriters (the "GECC Indemnification Agreement")) to the Trustee on behalf of the Certificateholders, including, without limitation, all rights and remedies as may be available under Section 6 to the Purchaser in the event of a material Breach or a material Defect; provided, that the Trustee on behalf of the Certificateholders shall be a third-party beneficiary of this Agreement and shall be entitled to enforce any obligations of the Mortgage Loan Seller hereunder in connection with a material Breach or a material Defect as if the Trustee on behalf of the Certificateholders had been an original party to this Agreement.

            SECTION 3. Examination of Mortgage Loan Files and Due Diligence Review.

            The Mortgage Loan Seller shall reasonably cooperate with any examination of the Mortgage Files and Servicing Files that may be undertaken by or on behalf of the Purchaser. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of the Mortgage Files and/or Servicing Files shall not affect the Purchaser's right to pursue any remedy available in equity or at law under Section 6 for a breach of the Mortgage Loan Seller's representations, warranties and covenants set forth in or contemplated by Section 4.

            SECTION 4. Representations, Warranties and Covenants of the Mortgage Loan Seller.

            (a) The Mortgage Loan Seller hereby makes, as of the date hereof (or as of such other date specifically provided in the particular representation or warranty), to and for the benefit of the Purchaser, the Trustee on behalf of the Certificateholders and the respective successors-in-interest of the Purchaser and the Trustee (in each case, subject to the limitations on assignment described in Section 17 hereof), each of the representations and warranties set forth in Exhibit C subject to the exceptions set forth in Schedule C-1 to Exhibit C.

            (b) In addition, the Mortgage Loan Seller, as of the date hereof, hereby represents and warrants to, and covenants with, the Purchaser that:

            (i) The Mortgage Loan Seller is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware, and is in compliance with the laws of each State in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan and to perform its obligations under this Agreement.

            (ii) The execution and delivery of this Agreement by the Mortgage Loan Seller, and the performance of, and compliance with, the terms of this Agreement by the Mortgage Loan Seller, do not violate the Mortgage Loan Seller's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, in each case which materially and adversely affects the ability of the Mortgage Loan Seller to carry out the transactions contemplated by this Agreement.

            (iii) The Mortgage Loan Seller has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

            (iv) This Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a valid, legal and binding obligation of the Mortgage Loan Seller, enforceable against the Mortgage Loan Seller in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors' rights generally, (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law, and (C) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport to provide indemnification or contribution for securities laws liabilities.

            (v) The Mortgage Loan Seller is not in violation of, and its execution and delivery of this Agreement and its performance of, and compliance with, the terms of this Agreement do not constitute a violation of, any law, any judgment, order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Mortgage Loan Seller's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Mortgage Loan Seller to perform its obligations under this Agreement or the financial condition of the Mortgage Loan Seller.

            (vi) No litigation is pending or, to the best of the Mortgage Loan Seller's knowledge, threatened against the Mortgage Loan Seller the outcome of which, in the Mortgage Loan Seller's good faith and reasonable judgment, is likely to materially and adversely affect the ability of the Mortgage Loan Seller to perform its obligations under this Agreement or the financial condition of the Mortgage Loan Seller.

            (vii) The Mortgage Loan Seller has not dealt with any broker, investment banker, agent or other person, other than the Purchaser, the Underwriters, the Initial Purchasers, and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the other transactions contemplated hereby.

            (viii) Insofar as it relates to the Mortgage Loans, the information set forth in Annex A-1 and Annex A-2 to the Prospectus Supplement (as defined in the GECC Indemnification Agreement) (the "Loan Detail") and, to the extent consistent therewith, the information set forth on the diskette attached to the Prospectus Supplement and the accompanying prospectus (the "Diskette"), is true and correct in all material respects. Insofar as it relates to the description of the Mortgage Loans and/or the Mortgage Loan Seller and is not the result of an error by the Depositor or any Underwriter in the manipulation of, or calculations based upon, or any aggregation of (other than an aggregation made by the Mortgage Loan Seller) information contained in the Loan Detail, the information set forth in Time of Sale Information (as defined in the GECC Indemnification Agreement), the Memorandum (as defined in the GECC Indemnification Agreement) (insofar as the Prospectus Supplement is an exhibit thereto) and in the Prospectus Supplement under the headings "Summary of Terms -- Relevant Parties and Dates --Sponsors," "-- Mortgage Loan Sellers," "--Originators," "Summary of Terms -- The Mortgage Pool," "Risk Factors," "The Sponsors and Mortgage Loan Sellers" and "Description of the Mortgage Pool" and the information set forth on Annex A-1 and Annex A-2 and Annex B to the Prospectus Supplement, and to the extent it contains information consistent with that on such Annex A-1 and Annex A-2 set forth on the Diskette, does not (or, in the case of (i) any Time of Sale Information, when read together with all other Time of Sale Information, and (ii) the Time of Sale Information, did not as of the Time of Sale (as defined in the GECC Indemnification Agreement) contain any untrue statement of a material fact or (in the case of the Memorandum, when read together with the other information specified therein as being available for review by investors) omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

            (ix) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law (including, with respect to any bulk sale laws), for the execution, delivery and performance of, or compliance by, the Mortgage Loan Seller with this Agreement, or the consummation by the Mortgage Loan Seller of any transaction contemplated hereby, other than (1) the filing or recording of financing statements, instruments of assignment and other similar documents necessary in connection with the Mortgage Loan Seller's sale of the Mortgage Loans to the Purchaser, (2) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained, made or given and (3) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Mortgage Loan Seller under this Agreement.

            (c) Upon discovery by any of the Mortgage Loan Seller or the parties to the Pooling and Servicing Agreement of a breach of any of the representations and warranties made pursuant to and set forth in subsection (b) above which materially and adversely affects the interests of the Purchaser or a breach of any of the representations and warranties made pursuant to subsection (a) above and set forth in Exhibit C which materially and adversely affects the value of any Mortgage Loan, the value of the related Mortgaged Property or the interests therein of the Purchaser, the Trustee on behalf of the Certificateholders or any Certificateholder, the party discovering such breach shall give prompt written notice to the Mortgage Loan Seller and/or the other parties, as applicable.

            SECTION 5. Representations, Warranties and Covenants of the
Purchaser.

            (a) The Purchaser, as of the date hereof, hereby represents and warrants to, and covenants with, the Mortgage Loan Seller that:

            (i) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of State of Delaware.

            (ii) The execution and delivery of this Agreement by the Purchaser, and the performance of, and compliance with, the terms of this Agreement by the Purchaser, do not violate the Purchaser's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

            (iii) The Purchaser has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

            (iv) This Agreement, assuming due authorization, execution and delivery by the Mortgage Loan Seller, constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

            (v) The Purchaser is not in violation of, and its execution and delivery of this Agreement and its performance of, and compliance with, the terms of this Agreement will not constitute a violation of, any law, any judgment, order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

            (vi) No litigation is pending or, to the best of the Purchaser's knowledge, threatened against the Purchaser which would prohibit the Purchaser from entering into this Agreement or, in the Purchaser's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

            (vii) The Purchaser has not dealt with any broker, investment banker, agent or other person, other than the Mortgage Loan Seller, the Underwriters, the Initial Purchasers and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby.

            (viii) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law, for the Purchaser's execution, delivery and performance of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction contemplated hereby, other than (1) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained, made or given and (2) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Purchaser under this Agreement.

            (b) Upon discovery by any of the parties hereto of a breach of any of the representations and warranties set forth above which materially and adversely affects the interests of the Mortgage Loan Seller, the party discovering such breach shall give prompt written notice to the other party hereto.

            SECTION 6. Repurchases; Substitutions.

            (a) If any of the Servicers, the Special Servicer or the Trustee discovers or receives notice of a defect in any Mortgage File (a "Defect") or a breach of any representation or warranty set forth in, or required to be made with respect to a Mortgage Loan by the Mortgage Loan Seller pursuant to, the related Mortgage Loan Purchase Agreement (a "Breach"), which Defect or Breach, as the case may be, (which notice shall be in addition to any Trustee Exception Report) affects the value of any Mortgage Loan or the interests of any Certificateholders therein, the Servicers, the Special Servicer or the Trustee, as applicable, shall give prompt written notice of such Defect or Breach, as the case may be, (which notice shall be in addition to any Trustee Exception Report) to the Depositor, each Rating Agency, the Servicers, the Special Servicer, the Mortgage Loan Seller, the Trustee, the Directing Certificateholder, the holder of any Serviced Companion Loan and the applicable Servicer or the Special Servicer (in the case of Specially Serviced Mortgage Loans) shall request that the Mortgage Loan Seller, not later than the earlier of 90 days from the Mortgage Loan Seller's receipt of such notice or the Mortgage Loan Seller's discovery of such Breach, (i) cure such Defect or Breach, as the case may be, in all material respects, (ii) repurchase the affected Mortgage Loan at the applicable Purchase Price or in conformity with the applicable Mortgage Loan Purchase Agreement or (iii) substitute a Qualified Substitute Mortgage Loan for such affected Mortgage Loan (provided that in no event shall any such substitution occur later than the second anniversary of the Closing Date) and pay the applicable Servicer for deposit into the Certificate Account, any Substitution Shortfall Amount in connection therewith; provided, however, that if such Breach and Defect is capable of being cured but not within such 90-day period, and the Mortgage Loan Seller has commenced and is diligently proceeding with the cure of such Breach or Defect within such 90-day period, the Mortgage Loan Seller shall have an additional 90 days to complete such cure (or, failing such cure, to repurchase the related Mortgage Loan or substitute a Qualified Substitute Mortgage Loan) and provided, further, that with respect to such additional 90-day period, the Mortgage Loan Seller shall have delivered an Officer's Certificate to the Rating Agencies, the applicable Servicer, the Special Servicer and the Trustee setting forth the reason such Breach or Defect is not capable of being cured within the initial 90-day period and what actions the Mortgage Loan Seller is pursuing in connection with the cure thereof and stating that the Mortgage Loan Seller anticipates that such Breach or Defect will be cured within the additional 90-day period. Notwithstanding the foregoing, any Defect or Breach which causes any Mortgage Loan not to be a "qualified mortgage" (within the meaning of Section 860G(a)(3) of the Code, without regard to the rule of Treasury Regulations Section 1.860G-2(f)(2) which causes a defective Mortgage Loan to be treated as a qualified mortgage) shall be deemed to materially and adversely affect the interest of Certificateholders therein, and such Mortgage Loan shall be repurchased no later than the earlier of 90 days from the Mortgage Loan Seller's receipt of a notice of such Defect or Breach or the Mortgage Loan Seller's discovery of such Breach or Defect. If the affected Mortgage Loan is to be repurchased, the funds in the amount of the Purchase Price are to be deposited by wire transfer in the Certificate Account. Notwithstanding the foregoing, if a Mortgage Loan is not secured by a hotel, restaurant (operated by the Mortgagor), healthcare facility, nursing home, assisted living facility, self-storage facility, theatre (as sole collateral), mobile home park or fitness center (operated by the Mortgagor) property, then the failure to deliver to the Trustee copies of the UCC Financing Statements with respect to such Mortgage Loan shall not be a material Defect or material Breach.

            If one or more (but not all) of the Mortgage Loans constituting a Cross-Collateralized Group are to be repurchased by the Mortgage Loan Seller as contemplated by this Section 6, then, prior to the subject repurchase, the Mortgage Loan Seller or its designee, as the case may be, shall use its reasonable efforts, subject to the terms of the related Mortgage Loan(s), to prepare and, to the extent necessary and appropriate, have executed by the related Mortgagor and record, such documentation as may be necessary to terminate the cross-collateralization between the Mortgage Loan(s) in such Cross-Collateralized Group that are to be repurchased, on the one hand, and the remaining Mortgage Loan(s) therein, on the other hand, such that those two groups of Mortgage Loans are each secured only by the Mortgaged Properties identified in the Mortgage Loan Schedule as directly corresponding thereto; provided that no such termination shall be effected unless and until the Directing Certificateholder, if one is then acting, has consented in its sole discretion and the Trustee has received from the Mortgage Loan Seller, as the case may be, (i) an Opinion of Counsel to the effect that such termination would not cause an Adverse REMIC Event to occur and (ii) written confirmation from each Rating Agency that such termination will not result in a downgrade, qualification or withdrawal of the then-current rating of the Certificates or any Serviced Companion Loan Securities that are currently being rated by such Rating Agency; and provided, further, that the Mortgage Loan Seller, in the case of the related Mortgage Loans, may, at its option and within 30 days, purchase the entire subject Cross-Collateralized Group in lieu of effecting a termination of the cross-collateralization. All costs and expenses incurred by the Trustee or any Person acting on its behalf pursuant to this paragraph shall be included in the calculation of the Purchase Price for the Mortgage Loan(s) to be repurchased. If the cross-collateralization of any Cross-Collateralized Group cannot be terminated as contemplated by this paragraph, then, for purposes of
(i) determining the materiality of any Breach or Defect, as the case may be, and
(ii) the application of remedies, such Breach or Defect shall be treated as a Breach or Defect as to each Mortgage Loan in the Cross-Collateralized Group and such Cross-Collateralized Group shall be treated as a single Mortgage Loan. Solely for the purpose of complying with the REMIC Provisions, the Mortgagors of any Cross-Collateralized Group are intended third-party beneficiaries of a release of cross-collateralization that is permitted by the provisions of this paragraph, and the provisions of this paragraph may not be amended without the consent of all such Mortgagors, provided, however, that such Mortgagors shall not be third-party beneficiaries of any other provision of this Agreement and shall have no rights with respect to this Agreement except as set forth in this paragraph. In addition, the foregoing paragraph shall not impose any additional obligations on the Servicers or the Special Servicer with respect to any Mortgagors.

            (b) In connection with any repurchase of a Mortgage Loan contemplated by this Section 6, the Trustee, the Servicers (with respect to any such Mortgage Loan other than a Specially Serviced Mortgage Loan) and the Special Servicer (with respect to any such Mortgage Loan that is a Specially Serviced Mortgage Loan) shall each tender to the Mortgage Loan Seller, upon delivery (i) to each of the Servicers or the Special Servicer, as applicable, of a trust receipt and (ii) to the Trustee by the Servicers or the Special Servicer, as applicable, of a Request for Release and an acknowledgement by such Servicer or Special Servicer, as applicable, of its receipt of the Purchase Price executed by the Mortgage Loan Seller, all portions of the Mortgage File and other documents pertaining to such Mortgage Loan possessed by it, and each document that constitutes a part of the Mortgage File that was endorsed or assigned to the Trustee shall be endorsed or assigned in the form of endorsement or assignment provided to the Trustee by the Mortgage Loan Seller, as the case may be, to the Mortgage Loan Seller in the same manner as provided in this
Section 6; provided, however, that the applicable Servicer or Special Servicer, as applicable, shall use reasonable efforts to cooperate in furnishing necessary information to the Mortgage Loan Seller in connection with such Mortgage Loan Seller's preparation of such endorsement or assignment.

            (c) This Section 6 provides the sole remedy available to the Certificateholders, or the Trustee on behalf of the Certificateholders, respecting any Defect in a Mortgage File or any Breach of any representation or warranty set forth in or required to be made pursuant to this Section 6.

            (d) The Special Servicer shall, for the benefit of the Certificateholders and the Trustee (as holder of the Uncertificated Lower-Tier Interests, the Class A-MFL Regular Interest and the Class A-JFL Regular Interest), enforce the obligations of the Mortgage Loan Seller under this
Section 6. Such enforcement, including, without limitation, the legal prosecution of claims, shall be carried out in accordance with the Servicing Standard.

            SECTION 7. Closing.

            The closing of the purchase and sale of the Mortgage Loans (the "Closing") shall be held at the offices of Cadwalader, Wickersham & Taft LLP, One World Financial Center, New York, New York 10281 at 10:00 a.m., New York City time, on the Closing Date.

            The Closing shall be subject to each of the following conditions:

            (i) All of the representations and warranties of the Mortgage Loan Seller and the Purchaser specified herein shall be true and correct as of the Closing Date, and the Aggregate Cut-off Date Balance shall be within the range permitted by Section 1 of this Agreement;

            (ii) All documents specified in Section 8 (the "Closing Documents"), in such forms as are agreed upon and acceptable to the Purchaser and, in the case of the Pooling and Servicing Agreement (insofar as such Agreement affects the obligations of the Mortgage Loan Seller hereunder) and other documents to be delivered by or on behalf of the Purchaser, to the Mortgage Loan Seller, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

            (iii) The Mortgage Loan Seller shall have delivered and released to the Trustee, the Purchaser or the Purchaser's designee, as the case may be, all documents and funds required to be so delivered on or before the Closing Date pursuant to Section 2;

            (iv) The result of any examination of the Mortgage Files and Servicing Files performed by or on behalf of the Purchaser pursuant to
      Section 3 shall be satisfactory to the Purchaser in its reasonable determination;

            (v) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with, and the Mortgage Loan Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

            (vi) The Mortgage Loan Seller shall have received the Mortgage Loan Purchase Price, and the Mortgage Loan Seller shall have paid or agreed to pay all fees, costs and expenses payable by it to the Purchaser pursuant to this Agreement; and

            (vii) Neither the Underwriting Agreement nor the Certificate Purchase Agreement shall have been terminated in accordance with its terms.

            Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

            SECTION 8. Closing Documents.

            The Closing Documents shall consist of the following:

            (a) This Agreement and a bill of sale duly executed and delivered by the Purchaser and the Mortgage Loan Seller;

            (b) An Officer's Certificate substantially in the form of Exhibit D hereto, executed by the Secretary or an assistant secretary of the Mortgage Loan Seller, and dated the Closing Date, and upon which the Purchaser, the Initial Purchasers and each Underwriter may rely, attaching thereto as exhibits the certificate of incorporation and the By-Laws of the Mortgage Loan Seller;

            (c) A certificate of good standing regarding the Mortgage Loan Seller from the Secretary of State for the State of Delaware, dated not earlier than 30 days prior to the Closing Date;

            (d) Written opinions of counsel (which may include opinions of in-house counsel, outside counsel or a combination thereof) for the Mortgage Loan Seller, in form reasonably acceptable to counsel for the Purchaser and subject to such reasonable assumptions and qualifications as may be requested by counsel for the Mortgage Loan Seller and acceptable to counsel for the Purchaser, dated the Closing Date and addressed to the Purchaser, the Initial Purchasers and each Underwriter;

            (e) Any other opinions of counsel for the Mortgage Loan Seller reasonably requested by the Rating Agencies in connection with the issuance of the Certificates, each of which shall include the Purchaser, the Initial Purchasers and each Underwriter as an addressee; and

            (f) Such further certificates, opinions and documents as the Purchaser may reasonably request.

            SECTION 9. Costs.

            The Mortgage Loan Seller shall pay (or shall reimburse the Purchaser to the extent that the Purchaser has paid) (a) the fees and expenses of counsel to the Mortgage Loan Seller, (b) the expenses of filing or recording UCC assignments of financing statements, assignments of Mortgage and Reassignments of Assignments of Leases, Rents and Profits with respect to the Mortgage Loans as contemplated by Article 2 of the Pooling and Servicing Agreement and (c) on the Closing Date, the Mortgage Loan Seller's pro rata portion of the aggregate of the following amounts (the Mortgage Loan Seller's pro rata portion to be determined according to the percentage that the aggregate principal balance of the Mortgage Loans as of the Cut-off Date represents of the aggregate principal balance of the Mortgage Loans and the Other Mortgage Loans as of the Cut-off
Date): (i) the costs and expenses of printing (or otherwise reproducing) and delivering a preliminary and final Prospectus relating to the Certificates; (ii) the up front fees, costs, and expenses of the Trustee (including reasonable attorneys' fees) incurred in connection with the Trustee entering into and performing certain of its obligations under the Pooling and Servicing Agreement;
(iii) the filing fee charged by the Securities and Exchange Commission for registration of the Certificates so registered; (iv) the fees charged by the Rating Agencies to rate the Certificates so rated; (v) the fees and expenses of counsel to the Underwriters; (vi) the fees and expenses of counsel to the Purchaser; (vii) the fees and expenses of counsel to the applicable Servicer;
(viii) the cost of obtaining a "comfort letter" from a firm of certified public accountants selected by the Purchaser and the Mortgage Loan Seller with respect to numerical information in respect of the Mortgage Loans and the Other Mortgage Loans included in the Prospectus; and (ix) other miscellaneous costs and expenses agreed upon by the parties hereto. All other costs and expenses in connection with the transactions contemplated hereunder shall be borne by the party incurring such expense.

            SECTION 10. Notices.

            All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if (a) personally delivered,
(b) mailed by registered or certified mail, postage prepaid and received by the addressee, (c) sent by overnight mail or courier service and received by the addressee or (d) transmitted by facsimile (or any other type of electronic transmission agreed upon by the parties) and confirmed by a writing delivered by any of the means described in (a), (b) or (c), if (i) to the Purchaser, addressed c/o General Electric Capital Corporation, 280 Park Avenue, 8th Floor, New York, New York 10017, Attention: Anuj Gupta, Managing Director, facsimile no. (212) 716-8911, with a copy to David Martindale, facsimile no. (972) 728-7650 and with a copy to Patricia A. DeLuca, Esq., General Electric capital Corporation, 292 Long Ridge Rd., Stamford, Connecticut 06927, facsimile no.
(203) 357-6768 (or such other address or facsimile number as may hereafter be furnished in writing by the Purchaser); and if (ii) to the Mortgage Loan Seller, addressed to General Electric Capital Corporation, 280 Park Avenue, 8th Floor, New York, New York 10017, Attention: Anuj Gupta, Managing Director, facsimile no. (212) 716-8911, with a copy to David Martindale, facsimile no. (972) 728-7650 and with a copy to Patricia A. DeLuca, Esq., General Electric capital Corporation, 292 Long Ridge Rd., Stamford, Connecticut 06927, facsimile no.
(203) 357-6768 (or such other address or facsimile number as may hereafter be furnished in writing by the Mortgage Loan Seller).

            SECTION 11. Notice of Exchange Act Reportable Events.

            The Mortgage Loan Seller hereby agrees to deliver to the Purchaser and the Trustee any disclosure information relating to any event, specifically relating to the Mortgage Loan Seller, reasonably determined in good faith by the Purchaser as required to be reported on Form 8-K, Form 10-D or Form 10-K by the Trust Fund (in formatting reasonably appropriate for inclusion in such form), insofar as such disclosure is required under Items 1117 and 1119 of Regulation AB and Item 1.03 to Form 8-K. The Mortgage Loan Seller shall use reasonable efforts to deliver proposed disclosure language relating to any event, specifically relating to the Mortgage Loan Seller, described under Items 1117 and 1119 of Regulation AB and Item 1.03 to Form 8-K to the Trustee and the Purchaser as soon as reasonably practicable after the Mortgage Loan Seller becomes aware of such event and in no event more than two business days following the occurrence of such event if such event is reportable under Item
1.03 to Form 8-K. The obligation of the Mortgage Loan Seller to provide the above referenced disclosure materials will terminate upon notice or other written confirmation from the Purchaser or the Trustee that the Trustee has filed a Form 15 with respect to the Trust Fund as to that fiscal year in accordance with Section 10.10(a) of the Pooling and Servicing Agreement or the reporting requirements with respect to the Trust under the Securities Exchange Act of 1934 have otherwise automatically suspended. The Mortgage Loan Seller hereby acknowledges that the information to be provided by it pursuant to this Section will be used in the preparation of reports meeting the reporting requirements of the Trust under Section 13(a) and/or Section 15(d) of the Securities Exchange Act of 1934, as amended.

            SECTION 12. Representations, Warranties and Agreements to Survive Delivery.

            All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Mortgage Loan Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Mortgage Loan Seller to the Purchaser or its designee.

            SECTION 13. Severability of Provisions.

            Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

            SECTION 14. Counterparts.

            This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

            SECTION 15. GOVERNING LAW.

            THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES EXCEPT THAT THE PARTIES HERETO INTEND THAT THE PROVISIONS OF
SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

            SECTION 16. Further Assurances.

            The Mortgage Loan Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

            SECTION 17. Successors and Assigns.

            The rights and obligations of the Mortgage Loan Seller under this Agreement shall not be assigned by the Mortgage Loan Seller without the prior written consent of the Purchaser, except that any person into which the Mortgage Loan Seller may be merged or consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Mortgage Loan Seller is a party, or any person succeeding to all or substantially all of the business of the Mortgage Loan Seller, shall be the successor to the Mortgage Loan Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part (excluding the Purchaser's rights and remedies under Section 6 and the GECC Indemnification Agreement), to the Trustee, for the benefit of the Certificateholders, as may be required to effect the purposes of the Pooling and Servicing Agreement and, upon such assignment, the Trustee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser, provided that the Trustee shall have no right to further assign such rights to any other Person. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Mortgage Loan Seller and the Purchaser, and their permitted successors and permitted assigns.

            SECTION 18. Amendments.

            No term or provision of this Agreement may be amended, waived, modified or in any way altered, unless such amendment, waiver, modification or alteration is in writing and signed by a duly authorized officer of the party against whom such amendment, waiver, modification or alteration is sought to be enforced.

                   [SIGNATURES COMMENCE ON THE FOLLOWING PAGE]

            IN WITNESS WHEREOF, the Mortgage Loan Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                    GE COMMERCIAL MORTGAGE CORPORATION


                                    By: /s/ Nancy G. Tramutola
                                       -----------------------------------------
                                    Name:   Nancy G. Tramutola
                                         ---------------------------------------
                                    Title:  Authorized Signatory
                                          --------------------------------------


                                    GENERAL ELECTRIC CAPITAL CORPORATION


                                    By: /s/ Nancy G. Tramutola
                                       -----------------------------------------
                                    Name:   Nancy G. Tramutola
                                         ---------------------------------------
                                    Title:  Authorized Signatory
                                          --------------------------------------

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

GE Commercial Mortgage Corporation (the "Depositor") has filed a registration statement (including a prospectus) (SEC File no. 333-130174) with the SEC for the new offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the Depositor, any underwriter, or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-294-1322 or by email to the following address: dg.propsectus_distribution@bofasecurities.com.
----------------------------------------------

This free writing prospectus does not contain all information that is required to be included in a prospectus required to be filed as part of a registration statement. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

The information in this free writing prospectus, if conveyed prior to the time of your contractual commitment to purchase any of the Certificates, supersedes any conflicting information contained in any prior similar materials relating to the Certificates. The information in this free writing prospectus may be amended or supplemented. This free writing prospectus is being delivered to you solely to provide you with information about the offering of the Certificates referred to in this free writing prospectus and to solicit an offer to purchase the Certificates, when, as and if issued. Any such offer to purchase made by you will not constitute a contractual commitment by you to purchase or give rise to an obligation by the underwriters to sell any of the Certificates, until the underwriters have accepted your offer to purchase Certificates; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

You are advised that the terms of the Certificates, and the characteristics of the mortgage loan pool backing them, may change (due, among other things, to the possibility that mortgage loans that comprise the pool may become delinquent or defaulted or may be removed or replaced and that similar or different mortgage loans may be added to the pool, and that one or more classes of Certificates may be split, combined or eliminated), at any time prior to the time sales to purchasers of the Certificates will first be made. You are advised that Certificates may not be issued that have the characteristics described in these materials. The underwriter's obligation to sell such Certificates to you is conditioned on the mortgage loans and Certificates having the characteristics described in these materials. If a material change does occur with respect to such Certificates, our contract will terminate, by its terms, without any further obligation or liability between us (an "Automatic Termination"). If an Automatic Termination does occur, the underwriter will notify you, and neither the issuer nor any underwriter will have any obligation to you to deliver all or any portion of the Certificates which you have committed to purchase, and none of the issuer nor any underwriter will be liable for any costs or damages whatsoever arising from or related to such non-delivery.

This free writing prospectus was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding the pool assets and structure, including payments, interest rates, weighted average lives and weighted average loan age, loss, spreads, market availability and other matters. The actual amount, rate or timing of payments on any of the underlying assets may be different, and sometimes materially different than anticipated, and therefore the pricing, payment or yield information regarding the Certificates may be different from the information provided herein. There can be no assurance that actual pricing will be completed at the indicated value(s). In addition, pricing of the Certificates may vary significantly from the information contained in this free writing prospectus as a result of various factors, including, without limitation, prevailing credit spreads, market positioning, financing costs, hedging costs and risk and use of capital and prof of the information in this free writing prospectus for your purposes.

                             IRS CIRCULAR 230 NOTICE

THIS FREE WRITING PROSPECTUS IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING U.S. FEDERAL, STATE OR LOCAL TAX PENALTIES. THIS FREE WRITING PROSPECTUS IS WRITTEN AND PROVIDED BY THE UNDERWRITERS IN CONNECTION WITH THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN. INVESTORS SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

                      ____________________________________

GE COMMERCIAL MORTGAGE CORPORATION, SERIES 2007-C1

ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED
            PROPERTIES
-----------------------------------------------------------------------


                                                              % of                       % of Applicable                  Mortgage
                                                          Initial Pool     Loan Group       Loan Group        # of           Loan
Loan No.   Property Name (1)                                 Balance       One or Two        Balance       Properties     Seller (2)
------------------------------------------------------------------------------------------------------------------------------------
   2       Wolfchase Galleria                                 5.69%            1              7.75%             1            GECC
   12      Galleria Officentre                                2.27%            1              3.09%             1            GECC
   26      Sealy NW Business Center                           0.73%            1              0.99%             1            GECC
   44      Allison Pointe                                     0.42%            1              0.57%             1            GECC
   57      Walden Providence                                  0.37%            2              1.37%             1            GECC
   58      Bravo Estates                                      0.36%            2              1.35%             1            GECC
 Rollup    Juniper Portfolio                                  0.35%            2              1.32%             2            GECC
   62      Juniper Portfolio-Cumberland                       0.24%            2              0.91%             1            GECC
   63      Juniper Portfolio-Lakehurst                        0.11%            2              0.41%             1            GECC
   71      The Pointe at Wimbledon                            0.30%            2              1.14%             1            GECC
   72      Rialto I & II MHCs                                 0.30%            2              1.13%             1            GECC
   73      Highlands MHC                                      0.30%            2              1.12%             1            GECC
   76      Raymour and Flanigan- King of Prussia              0.27%            1              0.37%             1            GECC
   77      Remcon Medical Office Portfolio                    0.27%            1              0.36%             2            GECC
  77.1     Remcon Circle                                      0.18%            1              0.25%             1            GECC
  77.2     Trawood                                            0.09%            1              0.12%             1            GECC
   79      Courtyard Chicago Glenview                         0.27%            1              0.36%             1            GECC
   80      1111 High Road                                     0.26%            2              0.99%             1            GECC
   82      Tri Park Portfolio                                 0.26%            2              0.98%             3            GECC
  82.1     Flat Rock Village                                  0.15%            2              0.57%             1            GECC
  82.2     Spring Valley Estates                              0.06%            2              0.21%             1            GECC
  82.3     Voyager Village                                    0.05%            2              0.20%             1            GECC
   87      Nova Stor Self Storage                             0.25%            1              0.34%             1            GECC
   91      Garden Gate Apartments                             0.24%            2              0.89%             1            GECC
   92      One Airport Center                                 0.23%            1              0.32%             1            GECC
   96      Summer & Bedford Office                            0.23%            1              0.31%             3            GECC
  96.1     733 Summer Street                                  0.11%            1              0.14%             1            GECC
  96.2     777 Summer Street                                  0.08%            1              0.10%             1            GECC
  96.3     612 Bedford Street                                 0.05%            1              0.06%             1            GECC
   99      Club Marina MHC                                    0.22%            2              0.82%             1            GECC
  103      North Valley Self Storage                          0.20%            1              0.27%             1            GECC
  106      Innovation Court Business Center                   0.19%            1              0.26%             1            GECC
  107      North Empire Self Storage                          0.19%            1              0.26%             1            GECC
  108      Milam Building                                     0.19%            1              0.26%             1            GECC
  112      Flying Star Retail Portfolio                       0.18%            1              0.24%             2            GECC
 112.1     10700 Corrales Boulevard                           0.11%            1              0.14%             1            GECC
 112.2     4022 - 4026 Rio Grande Boulevard Northwest         0.07%            1              0.10%             1            GECC
  114      Downtown Plaza                                     0.16%            1              0.22%             1            GECC
  118      Kern MHP                                           0.16%            2              0.61%             1            GECC
  119      Wachovia Plaza Roll Up                             0.16%            1              0.22%             2            GECC
 119.1     Wachovia Plaza                                     0.12%            1              0.17%             1            GECC
 119.2     Pine Knoll                                         0.04%            1              0.05%             1            GECC
  120      Meadowbrook Apartments                             0.16%            2              0.60%             1            GECC
  121      Conch Plaza                                        0.16%            1              0.22%             1            GECC
  122      Tamarack East MHC                                  0.16%            2              0.59%             1            GECC
  123      Village Glen MHC                                   0.16%            2              0.58%             1            GECC
  126      Powers Professional Campus                         0.15%            1              0.21%             1            GECC
  127      Portland Fairview RV Resort                        0.15%            1              0.20%             1            GECC
  129      Crystal Pointe MHC                                 0.14%            2              0.53%             1            GECC
  130      Rivermont Apartments                               0.14%            2              0.53%             1            GECC
  133      Raymour and Flanigan - Poughkeepsie, NY            0.13%            1              0.18%             1            GECC
  135      Harbor Landing                                     0.13%            1              0.18%             1            GECC
  136      Hidden Village MHC                                 0.13%            2              0.50%             1            GECC
  137      Park Apartments Phases I & II                      0.13%            2              0.50%             1            GECC
  139      Claycreek Mini Storage                             0.13%            1              0.17%             1            GECC
  142      JMT Warehouse                                      0.12%            1              0.17%             1            GECC
  145      Lady Lake Shoppes                                  0.12%            1              0.16%             1            GECC
  146      Lost Springs Apartments                            0.12%            2              0.44%             1            GECC
  151      El Monte MHC                                       0.12%            2              0.44%             1            GECC
  152      Clinton Parkway                                    0.11%            1              0.16%             1            GECC
  153      Goldstein Office Building                          0.11%            1              0.16%             1            GECC
  154      Mr. Van Gard Self Storage                          0.11%            1              0.16%             1            GECC
  158      Sloan Industrial Portfolio                         0.11%            1              0.15%             1            GECC
  159      Bontierra Road                                     0.11%            1              0.15%             1            GECC
  163      McNary Oaks MHC                                    0.11%            2              0.40%             1            GECC
  166      Indian Woods                                       0.10%            2              0.39%             2            GECC
 166.1     Woodlake                                           0.05%            2              0.20%             1            GECC
 166.2     Indian Village                                     0.05%            2              0.19%             1            GECC
  167      Scioto Estates MHC                                 0.10%            2              0.39%             1            GECC
  171      Granite Mall                                       0.10%            1              0.13%             1            GECC
  172      Walgreens-Grove, OK                                0.10%            1              0.13%             1            GECC
  175      WSG- Citrus Park                                   0.09%            1              0.13%             1            GECC
  176      Viking Estates MHC                                 0.09%            2              0.34%             1            GECC
  177      Space Savers NW                                    0.09%            1              0.12%             1            GECC
  178      Parkside Station                                   0.09%            1              0.12%             1            GECC
  182      Briarwood MHC                                      0.08%            2              0.29%             1            GECC
  185      Scotts Corner                                      0.08%            1              0.10%             1            GECC
  187      Lloyd Baer Building                                0.07%            1              0.10%             1            GECC
  194      Doubletree I Apartments                            0.06%            2              0.22%             1            GECC
  195      Kensington Town Center                             0.06%            1              0.08%             1            GECC
  198      Whispering Pines MHC                               0.05%            2              0.19%             1            GECC
  199      Paradise View Apartments                           0.05%            2              0.17%             1            GECC
  200      Mosier Manor                                       0.04%            2              0.17%             1            GECC


                               Cut-Off            General                Detailed                                        Interest
               Original          Date             Property               Property            Interest   Administrative    Accrual
Loan No.      Balance ($)    Balance ($)(3)        Type                   Type                  Rate       Cost Rate       Basis
------------------------------------------------------------------------------------------------------------------------------------
   2          225,000,000    225,000,000     Retail                 Super Regional Mall       5.6445%      0.02053%      Actual/360
   12          89,600,000     89,600,000     Office                 Suburban                  5.7800%      0.02053%      Actual/360
   26          28,750,000     28,750,000     Industrial             Office/Warehouse          5.7000%      0.06053%      Actual/360
   44          16,600,000     16,600,000     Office                 Suburban                  6.1900%      0.02053%      Actual/360
   57          14,455,000     14,455,000     Multifamily            Conventional              6.3000%      0.02053%      Actual/360
   58          14,200,000     14,200,000     Manufactured Housing   Manufactured Housing      5.6200%      0.02053%      Actual/360
 Rollup        13,880,000     13,880,000     Multifamily            Conventional              5.9500%      0.02053%      Actual/360
   62           9,600,000      9,600,000     Multifamily            Conventional              5.9500%      0.02053%      Actual/360
   63           4,280,000      4,280,000     Multifamily            Conventional              5.9500%      0.02053%      Actual/360
   71          12,000,000     12,000,000     Multifamily            Conventional              5.5400%      0.02053%      Actual/360
   72          11,850,000     11,850,000     Manufactured Housing   Manufactured Housing      5.6400%      0.02053%      Actual/360
   73          11,760,000     11,760,000     Manufactured Housing   Manufactured Housing      5.6400%      0.02053%      Actual/360
   76          10,720,000     10,675,330     Retail                 Anchored                  5.8000%      0.02053%      Actual/360
   77          10,563,000     10,563,000     Office                 Medical Office            5.8400%      0.02053%      Actual/360
  77.1          7,145,559      7,145,559     Office                 Medical Office
  77.2          3,417,441      3,417,441     Office                 Medical Office
   79          10,500,000     10,500,000     Hotel                  Limited Service           5.9800%      0.02053%      Actual/360
   80          10,450,000     10,450,000     Multifamily            Student Housing           5.5100%      0.02053%      Actual/360
   82          10,300,000     10,300,000     Manufactured Housing   Manufactured Housing      5.5000%      0.02053%      Actual/360
  82.1          6,000,000      6,000,000     Manufactured Housing   Manufactured Housing
  82.2          2,200,000      2,200,000     Manufactured Housing   Manufactured Housing
  82.3          2,100,000      2,100,000     Manufactured Housing   Manufactured Housing
   87           9,800,000      9,800,000     Self Storage           Self Storage              5.7300%      0.02053%      Actual/360
   91           9,400,000      9,400,000     Multifamily            Conventional              5.8300%      0.02053%      Actual/360
   92           9,150,000      9,150,000     Office                 Suburban                  5.6100%      0.02053%      Actual/360
   96           9,000,000      9,000,000     Office                 CBD                       5.5300%      0.02053%      Actual/360
  96.1          4,172,185      4,172,185     Office                 CBD
  96.2          2,980,132      2,980,132     Office                 CBD
  96.3          1,847,682      1,847,682     Office                 CBD
   99           8,575,000      8,575,000     Manufactured Housing   Manufactured Housing      5.9200%      0.02053%      Actual/360
  103           7,760,000      7,760,000     Self Storage           Self Storage              5.7300%      0.02053%      Actual/360
  106           7,600,000      7,600,000     Industrial             Office/Warehouse          5.7400%      0.02053%      Actual/360
  107           7,600,000      7,600,000     Self Storage           Self Storage              5.9400%      0.02053%      Actual/360
  108           7,560,000      7,560,000     Office                 CBD                       5.8400%      0.02053%      Actual/360
  112           7,025,000      6,982,627     Retail                 Unanchored                5.7600%      0.02053%      Actual/360
 112.1          4,215,000      4,189,576     Retail                 Unanchored
 112.2          2,810,000      2,793,051     Retail                 Unanchored
  114           6,513,000      6,513,000     Mixed Use              Office/Retail             5.7900%      0.02053%      Actual/360
  118           6,400,000      6,400,000     Manufactured Housing   Manufactured Housing      5.5500%      0.02053%      Actual/360
  119           6,350,000      6,328,623     Various                Various                   5.6500%      0.02053%      Actual/360
 119.1          4,952,201      4,935,530     Office                 Suburban
 119.2          1,397,799      1,393,093     Retail                 Unanchored
  120           6,323,000      6,302,744     Multifamily            Conventional              5.9400%      0.02053%      Actual/360
  121           6,250,000      6,250,000     Retail                 Unanchored                5.8700%      0.02053%      Actual/360
  122           6,250,000      6,250,000     Manufactured Housing   Manufactured Housing      5.6600%      0.02053%      Actual/360
  123           6,150,000      6,150,000     Manufactured Housing   Manufactured Housing      5.7300%      0.02053%      Actual/360
  126           6,000,000      6,000,000     Office                 Medical Office            5.8700%      0.02053%      Actual/360
  127           5,850,000      5,838,989     Manufactured Housing   Manufactured Housing      5.8700%      0.02053%      Actual/360
  129           5,600,000      5,600,000     Manufactured Housing   Manufactured Housing      5.6300%      0.02053%      Actual/360
  130           5,540,000      5,540,000     Multifamily            Conventional              5.6400%      0.07053%      Actual/360
  133           5,308,000      5,302,212     Industrial             Warehouse                 5.5200%      0.02053%      Actual/360
  135           5,250,000      5,250,000     Retail                 Unanchored                5.8600%      0.02053%      Actual/360
  136           5,250,000      5,250,000     Manufactured Housing   Manufactured Housing      5.7300%      0.02053%      Actual/360
  137           5,350,000      5,213,842     Multifamily            Conventional              5.3500%      0.02053%      Actual/360
  139           5,040,000      5,040,000     Self Storage           Self Storage              5.8400%      0.02053%      Actual/360
  142           4,905,000      4,905,000     Industrial             Warehouse                 5.9400%      0.02053%      Actual/360
  145           4,696,000      4,696,000     Retail                 Shadow Anchored           5.6600%      0.02053%      Actual/360
  146           4,750,000      4,629,112     Multifamily            Conventional              5.3500%      0.02053%      Actual/360
  151           4,584,000      4,584,000     Manufactured Housing   Manufactured Housing      5.6200%      0.02053%      Actual/360
  152           4,500,000      4,500,000     Retail                 Unanchored                5.5500%      0.02053%      Actual/360
  153           4,500,000      4,500,000     Office                 Suburban                  5.8400%      0.02053%      Actual/360
  154           4,500,000      4,500,000     Self Storage           Self Storage              5.6500%      0.02053%      Actual/360
  158           4,300,000      4,300,000     Industrial             Office/Warehouse          5.7400%      0.02053%      Actual/360
  159           4,280,000      4,280,000     Office                 Suburban                  5.7200%      0.02053%      Actual/360
  163           4,200,000      4,186,219     Manufactured Housing   Manufactured Housing      5.8000%      0.02053%      Actual/360
  166           4,100,000      4,100,000     Manufactured Housing   Manufactured Housing      5.5000%      0.02053%      Actual/360
 166.1          2,077,578      2,077,578     Manufactured Housing   Manufactured Housing
 166.2          2,022,422      2,022,422     Manufactured Housing   Manufactured Housing
  167           4,100,000      4,100,000     Manufactured Housing   Manufactured Housing      5.5100%      0.02053%      Actual/360
  171           3,800,000      3,800,000     Retail                 Shadow Anchored           5.8400%      0.02053%      Actual/360
  172           3,760,000      3,760,000     Retail                 Anchored                  6.2800%      0.02053%      Actual/360
  175           3,700,000      3,685,847     Retail                 Shadow Anchored           6.2500%      0.02053%      Actual/360
  176           3,625,000      3,625,000     Manufactured Housing   Manufactured Housing      5.6900%      0.02053%      Actual/360
  177           3,600,000      3,592,669     Industrial             Warehouse                 5.5100%      0.02053%      Actual/360
  178           3,550,000      3,550,000     Retail                 Unanchored                5.8000%      0.02053%      Actual/360
  182           3,100,000      3,100,000     Manufactured Housing   Manufactured Housing      5.8000%      0.02053%      Actual/360
  185           3,000,000      2,986,725     Retail                 Unanchored                5.4800%      0.02053%      Actual/360
  187           2,800,000      2,800,000     Office                 Suburban                  5.9000%      0.02053%      Actual/360
  194           2,350,000      2,290,192     Multifamily            Conventional              5.3500%      0.02053%      Actual/360
  195           2,250,000      2,245,812     Retail                 Shadow Anchored           5.9200%      0.02053%      Actual/360
  198           2,040,000      2,040,000     Manufactured Housing   Manufactured Housing      5.9000%      0.02053%      Actual/360
  199           1,850,000      1,802,917     Multifamily            Conventional              5.3500%      0.02053%      Actual/360
  200           1,750,000      1,750,000     Manufactured Housing   Manufactured Housing      5.9000%      0.02053%      Actual/360


              Original       Stated Remaining     Original       Remaining     First     Maturity       Annual           Monthly
          Term to Maturity   Term to Maturity   Amortization   Amortization   Payment      Date          Debt             Debt
Loan No.    or APD (mos.)      or APD (mos.)     Term (mos.)    Term (mos.)     Date      or APD    Service ($)(4)    Service ($)(4)
------------------------------------------------------------------------------------------------------------------------------------
   2             120             119                 0               0        5/1/2007    4/1/2017    12,876,515.63    1,073,042.97
   12            60              59                 360             360       5/1/2007    4/1/2012    6,295,081.36       524,590.11
   26            60              56                  0               0        2/1/2007    1/1/2012    1,661,510.42       138,459.20
   44            120             110                360             360       8/1/2006    7/1/2016    1,218,745.88       101,562.16
   57            120             110                360             360       8/1/2006    7/1/2016    1,073,670.20        89,472.52
   58            120             116                 0               0        2/1/2007    1/1/2017     809,123.89         67,426.99
 Rollup          60              57                 360             360       3/1/2007    2/1/2012     993,263.43         82,771.95
   62            60              57                 360             360       3/1/2007    2/1/2012     686,983.35         57,248.61
   63            60              57                 360             360       3/1/2007    2/1/2012     306,280.08         25,523.34
   71            120             118                 0               0        4/1/2007    3/1/2017     674,033.33         56,169.44
   72            120             117                 0               0        3/1/2007    2/1/2017     677,622.50         56,468.54
   73            120             117                 0               0        3/1/2007    2/1/2017     672,476.00         56,039.67
   76            120             116                360             356       2/1/2007    1/1/2017     754,799.11         62,899.93
   77            120             117                360             360       3/1/2007    2/1/2017     746,976.58         62,248.05
  77.1                                                                                                    0.00
  77.2                                                                                                    0.00
   79            60              56                 360             360       2/1/2007    1/1/2012     753,814.27         62,817.86
   80            120             115                360             360       1/1/2007    12/1/2016    712,794.38         59,399.53
   82            120             116                 0               0        2/1/2007    1/1/2017     574,368.06         47,864.00
  82.1
  82.2
  82.3
   87            120             119                 0               0        5/1/2007    4/1/2017     569,339.17         47,444.93
   91            120             118                360             360       4/1/2007    3/1/2017     664,013.95         55,334.50
   92            120             117                360             360       3/1/2007    2/1/2017     631,031.27         52,585.94
   96            120             116                 0               0        2/1/2007    1/1/2017     504,612.50         42,051.04
  96.1
  96.2
  96.3
   99            60              57                  0               0        3/1/2007    2/1/2012     514,690.56         42,890.88
  103            120             119                 0               0        5/1/2007    4/1/2017     450,823.67         37,568.64
  106            120             116                360             360       2/1/2007    1/1/2017     531,639.23         44,303.27
  107            120             117                360             360       3/1/2007    2/1/2017     543,277.00         45,273.08
  108            120             115                360             360       1/1/2007    12/1/2016    534,615.45         44,551.29
  112            120             116                300             296       2/1/2007    1/1/2017     530,846.24         44,237.19
 112.1
 112.2
  114            120             116                360             360       2/1/2007    1/1/2017     458,085.12         38,173.76
  118            120             116                 0               0        2/1/2007    1/1/2017     360,133.33         30,011.11
  119            120             117                360             357       3/1/2007    2/1/2017     439,853.67         36,654.47
 119.1
 119.2
  120            120             117                360             357       3/1/2007    2/1/2017     451,992.17         37,666.01
  121            120             119                360             360       5/1/2007    4/1/2017     443,413.68         36,951.14
  122            120             115                 0               0        1/1/2007    12/1/2016    358,663.19         29,888.60
  123            120             115                 0               0        1/1/2007    12/1/2016    357,289.38         29,774.11
  126            120             118                 0               0        4/1/2007    3/1/2017     357,091.67         29,757.64
  127            60              58                 360             358       4/1/2007    3/1/2012     415,035.21         34,586.27
  129            60              59                  0               0        5/1/2007    4/1/2012     319,658.89         26,638.24
  130            120             116                360             360       2/1/2007    1/1/2017     383,326.21         31,943.85
  133            120             119                360             359       5/1/2007    4/1/2017     362,458.56         30,204.88
  135            120             118                 0               0        4/1/2007    3/1/2017     311,922.92         25,993.58
  136            120             116                 0               0        2/1/2007    1/1/2017     305,003.13         25,416.93
  137            120             116                120             116       2/1/2007    1/1/2017     691,976.66         57,664.72
  139            120             118                360             360       4/1/2007    3/1/2017     356,410.30         29,700.86
  142            120             117                360             360       3/1/2007    2/1/2017     350,628.12         29,219.01
  145            120             120                 0               0        6/1/2007    5/1/2017     269,485.18         22,457.10
  146            120             116                120             116       2/1/2007    1/1/2017     614,371.80         51,197.65
  151            120             116                 0               0        2/1/2007    1/1/2017     261,198.87         21,766.57
  152            120             117                360             360       3/1/2007    2/1/2017     308,302.22         25,691.85
  153            120             115                 0               0        1/1/2007    12/1/2016    266,450.00         22,204.17
  154            120             116                 0               0        2/1/2007    1/1/2017     257,781.25         21,481.77
  158            120             117                360             360       3/1/2007    2/1/2017     300,795.88         25,066.32
  159            120             116                360             360       2/1/2007    1/1/2017     298,744.92         24,895.41
  163            60              57                 360             357       3/1/2007    2/1/2012     295,723.53         24,643.63
  166            120             116                 0               0        2/1/2007    1/1/2017     228,631.94         19,052.66
 166.1
 166.2
  167            120             116                360             360       2/1/2007    1/1/2017     279,660.95         23,305.08
  171            120             116                360             360       2/1/2007    1/1/2017     268,722.05         22,393.50
  172            120             117                 0               0        3/1/2007    2/1/2017     239,407.56         19,950.63
  175            120             116                360             356       2/1/2007    1/1/2017     273,378.44         22,781.54
  176            60              59                  0               0        5/1/2007    4/1/2012     209,127.26         17,427.27
  177            120             118                360             358       4/1/2007    3/1/2017     245,555.96         20,463.00
  178            120             120                360             360       6/1/2007    5/1/2017     249,956.79         20,829.73
  182            120             116                360             360       2/1/2007    1/1/2017     218,272.13         18,189.34
  185            120             116                360             356       2/1/2007    1/1/2017     203,952.53         16,996.04
  187            120             116                360             360       2/1/2007    1/1/2017     199,293.87         16,607.82
  194            120             116                120             116       2/1/2007    1/1/2017     303,952.36         25,329.36
  195            120             118                360             358       4/1/2007    3/1/2017     160,492.56         13,374.38
  198            120             116                360             360       2/1/2007    1/1/2017     145,199.82         12,099.98
  199            120             116                120             116       2/1/2007    1/1/2017     239,281.65         19,940.14
  200            120             116                360             360       2/1/2007    1/1/2017     124,558.67         10,379.89


              Remaining                                                        Crossed
            Interest Only                                      APD               With              Related
Loan No.    Period (mos.)             Lockbox (5)            (Yes/No)        Other Loans           Borrower       DSCR (4)(6)(7)(8)
------------------------------------------------------------------------------------------------------------------------------------
   2             119                     Hard                   No                No                  No                  1.23
   12             23                     Hard                   No                No                  No                  1.27
   26             56                      No                    No                No                  No                  1.46
   44             62                      No                    No                No                  No                  1.70
   57             50                      No                    No                No                  No                  1.24
   58            116                      No                    No                No            GECMC 2007-1 C            1.28
 Rollup           33                      No                    No       Yes - GECMC 2007-1 C   GECMC 2007-1 Q            1.29
   62             33                      No                    No       Yes - GECMC 2007-1 C   GECMC 2007-1 Q            1.29
   63             33                      No                    No       Yes - GECMC 2007-1 C   GECMC 2007-1 Q            1.29
   71            118                      No                    No                No                  No                  1.46
   72            117                      No                    No                No            GECMC 2007-1 C            1.30
   73            117                      No                    No                No            GECMC 2007-1 C            1.29
   76             0                       No                    No                No            GECMC 2007-1 K            1.38
   77             33                      No                    No                No                  No                  1.36
  77.1
  77.2
   79             20                      No                    No                No                  No                  1.63
   80             55                      No                    No                No                  No                  1.23
   82            116                      No                    No                No            GECMC 2007-1 N            1.79
  82.1
  82.2
  82.3
   87            119                      No                    No                No            GECMC 2007-1 J            1.34
   91             58                      No                    No                No                  No                  1.20
   92             57                      No                    No                No                  No                  1.23
   96            116                      No                    No                No                  No                  1.83
  96.1
  96.2
  96.3
   99             57                      No                    No                No                  No                  1.23
  103            119                      No                    No                No            GECMC 2007-1 J            1.31
  106             56                      No                    No                No                  No                  1.24
  107             45                      No                    No                No                  No                  1.28
  108             67                      No                    No                No                  No                  1.37
  112             0                       No                    No                No                  No                  1.32
 112.1
 112.2
  114             56                      No                    No                No            GECMC 2007-1 R            1.21
  118            116                      No                    No                No                  No                  1.37
  119             0                       No                    No                No                  No                  1.30
 119.1
 119.2
  120             0                       No                    No                No                  No                  1.21
  121             59                      No                    No                No                  No                  1.32
  122            115                      No                    No                No            GECMC 2007-1 H            1.20
  123            115                      No                    No                No            GECMC 2007-1 H            1.22
  126            118                      No                    No                No                  No                  1.35
  127             0                       No                    No                No            GECMC 2007-1 I            1.28
  129             59                      No                    No                No            GECMC 2007-1 I            1.28
  130             56                      No                    No                No                  No                  1.15
  133             0                       No                    No                No            GECMC 2007-1 K            1.28
  135            118                      No                    No                No                  No                  1.46
  136            116                      No                    No                No            GECMC 2007-1 H            1.39
  137             0                       No                    No                No            GECMC 2007-1 O            1.61
  139             58                      No                    No                No                  No                  1.21
  142             33                      No                    No                No                  No                  1.24
  145            120                      No                    No                No                  No                  1.40
  146             0                       No                    No                No            GECMC 2007-1 O            1.37
  151            116                      No                    No                No            GECMC 2007-1 C            1.37
  152             57                      No                    No                No            GECMC 2007-1 R            1.32
  153            115                      No                    No                No                  No                  1.70
  154            116                      No                    No                No                  No                  1.99
  158             33        Soft at Closing, Springing Hard     No                No                  No                  1.25
  159             20                      No                    No                No                  No                  1.33
  163             0                       No                    No                No            GECMC 2007-1 I            1.15
  166            116                      No                    No                No            GECMC 2007-1 N            1.85
 166.1
 166.2
  167             56                      No                    No                No                  No                  1.46
  171             20                      No                    No                No                  No                  1.20
  172            117                     Hard                   No                No                  No                  1.16
  175             0                       No                    No                No                  No                  1.24
  176             59                      No                    No                No            GECMC 2007-1 I            1.24
  177             0                       No                    No                No                  No                  1.63
  178             0                       No                    No                No                  No                  1.20
  182             56                      No                    No                No            GECMC 2007-1 H            1.15
  185             0                       No                    No                No                  No                  3.19
  187             8                       No                    No                No                  No                  1.22
  194             0                       No                    No                No            GECMC 2007-1 O            1.58
  195             0                       No                    No                No                  No                  1.29
  198             56                      No                    No                No            GECMC 2007-1 T            1.37
  199             0                       No                    No                No            GECMC 2007-1 O            1.72
  200             56                      No                    No                No            GECMC 2007-1 T            1.25


                                                 Cut-Off             LTV
           Grace      Payment     Appraised      Date LTV         Ratio at
Loan No.   Period      Date     Value ($)(9)     Ratio (7)     Maturity/APD (7)    Address
------------------------------------------------------------------------------------------------------------------------------------
   2         5           1       284,400,000      79.11%           79.11%         2760 North Germantown Parkway
   12        7           1       112,000,000      80.00%           76.96%         100-400 Galleria Officentre
   26        5           1        37,300,000      77.08%           77.08%         1335-1351 Capital Circle, 2130-2275 NorthWest
                                                                                    Parkway
   44        5           1        27,600,000      60.14%           57.25%         8275, 8335 & 8440 Alison Pointe Trail
   57        5           1        19,100,000      75.68%           71.09%         6500 Walden Run Circle
   58        5           1        18,320,000      77.51%           77.51%         4080 Pedely Road
 Rollup      5           1        17,350,000      80.00%           78.09%         Various
   62        5           1        12,000,000      80.00%           78.09%         157 Treetop Drive
   63        5           1         5,350,000      80.00%           78.09%         1000 Riverbank Drive
   71        5           1        15,000,000      80.00%           80.00%         1530 Wimbledon Drive
   72        5           1        16,160,000      73.33%           73.33%         250 North Linden Avenue
   73        5           1        15,150,000      77.62%           77.62%         7717 Church Avenue
   76        5           1        15,500,000      68.87%           58.31%         371 West Dekalb Pike Road
   77        5           1        13,600,000      77.67%           69.96%         Various
  77.1                             9,200,000                                      7430 Remcon Circle
  77.2                             4,400,000                                      2260 Trawood Drive
   79        5           1        16,000,000      65.63%           63.22%         1801 Milwaukee Avenue
   80        5           1        13,200,000      79.17%           73.57%         1111 High Road
   82        5           1        15,760,000      65.36%           65.36%         Various
  82.1                             9,100,000                                      11150 North Telegraph Road
  82.2                             3,440,000                                      1830 State Route 725
  82.3                             3,220,000                                      50 Voyager Boulevard
   87        5           1        12,250,000      80.00%           80.00%         7349 Suva Street
   91        5           1        11,800,000      79.66%           74.35%         4023 Fontana Drive
   92        5           1        11,685,000      78.31%           72.87%         7700 Northeast Ambassador Place
   96        5           1        15,100,000      59.60%           59.60%         Various
  96.1                             7,000,000                                      733 Summer Street
  96.2                             5,000,000                                      777 Summer Street
  96.3                             3,100,000                                      612 Bedford Street
   99        5           1        12,480,000      68.71%           68.71%         55 Pacifica Avenue
  103        5           1         9,700,000      80.00%           80.00%         13043 Foothill Boulevard
  106        5           1         9,930,000      76.54%           71.35%         38340 Innovation Court
  107        5           1        10,200,000      74.51%           68.48%         63048 Lower Meadow Drive
  108        5           1        14,300,000      52.87%           50.14%         115 East Travis Street
  112        5           1        10,000,000      69.83%           53.96%         Various
 112.1                             6,000,000                                      10700 Corrales Boulevard
 112.2                             4,000,000                                      4022 - 4026 Rio Grande Boulevard Northwest
  114        5           1         9,000,000      72.37%           67.51%         120 North Congress Street
  118        5           1         8,080,000      79.21%           79.21%         8300 Kern Canyon Road
  119        5           1         7,950,000      79.61%           67.02%         Various
 119.1                             6,200,000                                      4200 Morgantown Road
 119.2                             1,750,000                                      5540 Camden Road
  120        5           1        10,500,000      60.03%           50.97%         1404-1410 Northwest Richmond Beach
  121        5           1         8,000,000      78.13%           72.95%         2500 North Roosevelt Boulevard
  122        5           1         7,860,000      79.52%           79.52%         2312 South Goldenrod Road
  123        5           1         7,700,000      79.87%           79.87%         1825 Marywood Road
  126        5           1         7,600,000      78.95%           78.95%         6140 Tutt Boulevard
  127        5           1         7,700,000      75.83%           70.96%         21401 Northeast Sandy Boulevard
  129        5           1         7,600,000      73.68%           73.68%         8111 195th Street East
  130        5           1         6,925,000      80.00%           74.48%         2160 North Thompson Lane
  133        5           1         7,100,000      74.68%           62.50%         260 Titusville Road
  135        5           1         8,600,000      61.05%           61.05%         2800 Harbor Boulevard
  136        5           1         6,600,000      79.55%           79.55%         3035 66th Avenue North
  137        5           1        13,800,000      37.78%            0.23%         2034 Parkshore Drive
  139        7           1         6,300,000      80.00%           74.68%         4177 Highway 6 North
  142        5           1         6,500,000      75.46%           68.10%         2516 JMT Industrial Drive
  145        5           1         5,870,000      80.00%           80.00%         Highway 441 and Rolling Acres Road
  146        5           1        10,800,000      42.86%            0.26%         2900 North 22nd Street
  151        5           1         5,730,000      80.00%           80.00%         1517 Merced Avenue
  152        5           1         6,500,000      69.23%           64.37%         721 Clinton Parkway
  153        5           1         7,380,000      60.98%           60.98%         2965 South Jones Boulevard
  154        5           1         7,450,000      60.40%           60.40%         4725 & 4735 Northeast 4th Street
  158        5           1         5,500,000      78.18%           70.28%         826 Professional Place; 800 Principal Court;
                                                                                    1134-1138 Executive Boulevard
  159        5           1         6,100,000      70.16%           61.78%         6330 Riverside Plaza Lane, Northwest
  163        5           1         5,700,000      73.44%           68.74%         5355 River Road North
  166        5           1         6,690,000      61.29%           61.29%         Various
 166.1                             3,390,000                                      26250 Cummings Road
 166.2                             3,300,000                                      3850 DeLong Road
  167        5           1         5,250,000      78.10%           72.57%         3001 Northup Avenue
  171        5           1         4,900,000      77.55%           68.47%         485 Granite Street
  172        5           1         4,700,000      80.00%           80.00%         1119 South Main Street
  175        5           1         5,300,000      69.54%           59.64%         8009 Citrus Park Drive
  176        5           1         4,760,000      76.16%           76.16%         15401 122nd Avenue Court East
  177        5           1         6,100,000      58.90%           49.33%         9877 40th Avenue South
  178        5           1         4,525,000      78.45%           66.16%         11685 Parkside Drive
  182        5           1         3,880,000      79.90%           74.55%         4950 West Farm Road 156
  185        5           1         9,150,000      32.64%           27.37%         10283 York Road
  187        5           1         3,600,000      77.78%           67.32%         501 Halona Street
  194        5           1         6,900,000      33.19%            0.20%         601 West Easy Street
  195        5           1         3,040,000      73.88%           62.64%         16338 Kensington Drive
  198        5           1         2,550,000      80.00%           74.75%         1011 North 34th Avenue
  199        5           1         5,600,000      32.19%            0.20%         2797 Coy Kaylor Drive
  200        5           1         2,185,000      80.09%           74.83%         1300 3rd Avenue


                                                                                                    Net Rentable             Units
                                                                          Year       Year         Area Sq. Ft/Units/           of
Loan No.  City                 County             State      Zip Code    Built    Renovated    Beds/Pads/Keys (10) (11)     Measure
------------------------------------------------------------------------------------------------------------------------------------
   2      Memphis              Shelby               TN         38133      1997                          392,400             Sq. Ft.
   12     Southfield           Oakland              MI         48034      1983       2005              1,003,716            Sq. Ft.
   26     Marietta             Cobb                 GA         30067      1982                          471,952             Sq. Ft.
   44     Indianapolis         Marion               IN         46250      1988                          215,874             Sq. Ft.
   57     Huntsville           Madison              AL         35806      2004                            244                Units
   58     Riverside            Riverside            CA         92509      1985                            240                 Pads
 Rollup   Various              Cumberland           NC        Various   Various    Various                352                Units
   62     Fayetteville         Cumberland           NC         28311      1973       2004                 248                Units
   63     Spring Lake          Cumberland           NC         28390      1986                            104                Units
   71     Greenville           Pitt                 NC         27858      2000                            184                Units
   72     Rialto               San Bernardino       CA         92376      1965                            327                 Pads
   73     Highland             San Bernardino       CA         92346      1985                            215                 Pads
   76     King of Prussia      Montgomery           PA         19406      1997       2003               68,921              Sq. Ft.
   77     El Paso              El Paso              TX        Various   Various                         84,780              Sq. Ft.
  77.1    El Paso              El Paso              TX         79912      2002                          56,780              Sq. Ft.
  77.2    El Paso              El Paso              TX         79935      1999                          28,000              Sq. Ft.
   79     Glenview             Cook                 IL         60025      1989       2007                 149                 Keys
   80     Tallahassee          Leon                 FL         32304      1989       2006                 136                Units
   82     Various              Various           Various      Various   Various                           644                 Pads
  82.1    Carleton             Monroe               MI         48117      1961                            332                 Pads
  82.2    Spring Valley        Greene               OH         45370      1966                            163                 Pads
  82.3    Dayton               Montgomery           OH         45427      1970                            149                 Pads
   87     Downey               Los Angeles          CA         90240      1984                          109,990             Sq. Ft.
   91     Oklahoma City        Oklahoma             OK         73116      1983       2006                 113                Units
   92     Portland             Multnomah            OR         97220      1996       2006               73,304              Sq. Ft.
   96     Stamford             Fairfield            CT         06901    Various    Various              91,980              Sq. Ft.
  96.1    Stamford             Fairfield            CT         06901      1968       2003               46,072              Sq. Ft.
  96.2    Stamford             Fairfield            CT         06901      1964       1986               38,408              Sq. Ft.
  96.3    Stamford             Fairfield            CT         06901      1958       1986                7,500              Sq. Ft.
   99     Bay Point            Contra Costa         CA         94565      1969       2006                 170                 Pads
  103     Sylmar               Los Angeles          CA         91342      1985       1989               70,565              Sq. Ft.
  106     Murrieta             Riverside            CA         92563      2005                          82,484              Sq. Ft.
  107     Bend                 Deschutes            OR         97701      2001       2005               127,600             Sq. Ft.
  108     San Antonio          Bexar                TX         78205      1928                          210,851             Sq. Ft.
  112     Albuquerque          Bernalillo           NM        Various   Various    Various              29,874              Sq. Ft.
 112.1    Albuquerque          Bernalillo           NM         87114      2006                          16,957              Sq. Ft.
 112.2    Albuquerque          Bernalillo           NM         87107      1970       2000               12,917              Sq. Ft.
  114     Jackson              Hinds                MS         39201      1929       2005               80,734              Sq. Ft.
  118     Bakersfield          Kern                 CA         93306      1975                            163                 Pads
  119     Various              Cumberland           NC        Various   Various                         56,339              Sq. Ft.
 119.1    Fayetteville         Cumberland           NC         28314      1991                          45,139              Sq. Ft.
 119.2    Hope Mills           Cumberland           NC         28306      2004                          11,200              Sq. Ft.
  120     Shoreline            King                 WA         98177      1967                            115                Units
  121     Key West             Monroe               FL         33040      1958       1996               51,674              Sq. Ft.
  122     Orlando              Orange               FL         32822      1969                            135                 Pads
  123     Melbourne            Brevard              FL         32934      1974       2006                 144                 Pads
  126     Colorado Springs     El Paso              CO         80923      2004                          34,714              Sq. Ft.
  127     Fairview             Multnomah            OR         97024      1989       1997                 407                 Pads
  129     Spanaway             Pierce               WA         98387      1984                            126                 Pads
  130     Murfreesboro         Rutherford           TN         37129      1983                            106                Units
  133     Poughkeepsie         Dutchess             NY         12603      1989       2006               100,000             Sq. Ft.
  135     Oxnard               Ventura              CA         93035      1988                          36,565              Sq. Ft.
  136     Saint Petersburg     Pinellas             FL         33702      1973                            130                 Pads
  137     Fayetteville         Washington           AR         72703      1989       2001                 324                Units
  139     Houston              Harris               TX         77084      1998       2002               99,970              Sq. Ft.
  142     Apopka               Orange               FL         32703      1963       2004               91,220              Sq. Ft.
  145     Lady Lake            Lake                 FL         32159      2006                          15,892              Sq. Ft.
  146     Rogers               Benton               AR         72756      1993                            240                Units
  151     El Monte             Los Angeles          CA         91733      1951                            79                  Pads
  152     Clinton              Hinds                MS         39056      2003                          42,428              Sq. Ft.
  153     Las Vegas            Clark                NV         89146      1997                          27,656              Sq. Ft.
  154     Renton               King                 WA         98059      2001                          62,705              Sq. Ft.
  158     Chesapeake           Chesapeake City      VA         23320      1988                          60,060              Sq. Ft.
  159     Albuquerque          Bernalillo           NM         87120      2004                          35,609              Sq. Ft.
  163     Keizer               Marion               OR         97303      1969       1972                 122                 Pads
  166     Various              Various              OH        Various   Various                           349                 Pads
 166.1    Millbury             Wood                 OH         43447      1966                            145                 Pads
 166.2    Lima                 Allen                OH         45806      1970                            204                 Pads
  167     South Bloomfield     Pickaway             OH         43103      1970       1995                 216                 Pads
  171     Braintree            Norfolk              MA         02184      1990                           9,916              Sq. Ft.
  172     Grove                Delaware             OK         74344      2006                          14,820              Sq. Ft.
  175     Tampa                Hillsborough         FL         33625      2006                          13,000              Sq. Ft.
  176     Puyallup             Pierce               WA         98374      1993                            75                  Pads
  177     Seattle              King                 WA         98118      1978                          63,211              Sq. Ft.
  178     Farragut             Knox                 TN         37934      2006                          20,800              Sq. Ft.
  182     Brookline Station    Greene               MO         65619      1980                            167                 Pads
  185     Cockeysville         Baltimore            MD         21030      1968       1998               38,228              Sq. Ft.
  187     Santa Fe             Santa Fe             NM         87505      2004                          11,419              Sq. Ft.
  194     Rogers               Benton               AR         72756      1989       1990                 216                Units
  195     Sugar Land           Fort Bend            TX         77479      2005                          11,775              Sq. Ft.
  198     Yakima               Yakima               WA         98902      1964                            66                  Pads
  199     Fayetteville         Washington           AR         72703      1991                            132                Units
  200     Mosier               Wasco                OR         97040      1955       1991                 76                  Pads


                 Loan per Net                 Prepayment
                Rentable Area                 Provisions
Loan No.    Sq. Ft./Units ($)(10)          (# of payments)       Loan No.   Property Name
------------------------------------------------------------------------------------------------------------------------------------
   2                 573                   L(25),D(88),O(7)          2      Wolfchase Galleria
   12                 89                   L(25),D(32),O(3)         12      Galleria Officentre
   26                 61                   L(28),D(29),O(3)         26      Sealy NW Business Center
   44                 77                   L(34),D(83),O(3)         44      Allison Pointe
   57               59,242                 L(34),D(83),O(3)         57      Walden Providence
   58               59,167                 L(28),D(89),O(3)         58      Bravo Estates
 Rollup             39,432                L(24),YM1(33),O(3)      Rollup    Juniper Portfolio
   62               39,432                L(24),YM1(33),O(3)        62      Juniper Portfolio-Cumberland
   63               39,432                L(24),YM1(33),O(3)        63      Juniper Portfolio-Lakehurst
   71               65,217                L(24),YM1(92),O(4)        71      The Pointe at Wimbledon
   72               36,239                 L(27),D(90),O(3)         72      Rialto I & II MHCs
   73               54,698                 L(27),D(90),O(3)         73      Highlands MHC
   76                155                  L(24),YM1(93),O(3)        76      Raymour and Flanigan- King of Prussia
   77                125                  L(24),YM1(93),O(3)        77      Remcon Medical Office Portfolio
  77.1               126                                           77.1     Remcon Circle
  77.2               122                                           77.2     Trawood
   79               70,470                 L(28),D(29),O(3)         79      Courtyard Chicago Glenview
   80               76,838                 L(29),D(88),O(3)         80      1111 High Road
   82               15,994                 L(28),D(89),O(3)         82      Tri Park Portfolio
  82.1              18,072                                         82.1     Flat Rock Village
  82.2              13,497                                         82.2     Spring Valley Estates
  82.3              14,094                                         82.3     Voyager Village
   87                 89                   L(25),D(92),O(3)         87      Nova Stor Self Storage
   91               83,186                 L(26),D(87),O(7)         91      Garden Gate Apartments
   92                125                   L(27),D(90),O(3)         92      One Airport Center
   96                 98                   L(28),D(89),O(3)         96      Summer & Bedford Office
  96.1                91                                           96.1     733 Summer Street
  96.2                78                                           96.2     777 Summer Street
  96.3               246                                           96.3     612 Bedford Street
   99               50,441            L(27),D(21),Dor1%(11),O(1)    99      Club Marina MHC
  103                110                   L(25),D(92),O(3)         103     North Valley Self Storage
  106                 92                  L(60),YM1(57),O(3)        106     Innovation Court Business Center
  107                 60                   L(27),D(90),O(3)         107     North Empire Self Storage
  108                 36                  L(24),YM1(93),O(3)        108     Milam Building
  112                234                  L(24),YM1(93),O(3)        112     Flying Star Retail Portfolio
 112.1               247                                           112.1    10700 Corrales Boulevard
 112.2               216                                           112.2    4022 - 4026 Rio Grande Boulevard Northwest
  114                 81                   L(28),D(89),O(3)         114     Downtown Plaza
  118               39,264             L(28),D(56),YM1(33),O(3)     118     Kern MHP
  119                112                   L(27),D(90),O(3)         119     Wachovia Plaza Roll Up
 119.1               109                                           119.1    Wachovia Plaza
 119.2               124                                           119.2    Pine Knoll
  120               54,806                 L(27),D(90),O(3)         120     Meadowbrook Apartments
  121                121                  L(25),YM1(92),O(3)        121     Conch Plaza
  122               46,296                 L(29),D(88),O(3)         122     Tamarack East MHC
  123               42,708                 L(29),D(88),O(3)         123     Village Glen MHC
  126                173                   L(26),D(91),O(3)         126     Powers Professional Campus
  127               14,346                 L(26),D(31),O(3)         127     Portland Fairview RV Resort
  129               44,444                 L(25),D(32),O(3)         129     Crystal Pointe MHC
  130               52,264                L(24),YM1(92),O(4)        130     Rivermont Apartments
  133                 53                  L(24),YM1(93),O(3)        133     Raymour and Flanigan - Poughkeepsie, NY
  135                144                   L(26),D(91),O(3)         135     Harbor Landing
  136               40,385                 L(28),D(89),O(3)         136     Hidden Village MHC
  137               16,092                 L(28),D(89),O(3)         137     Park Apartments Phases I & II
  139                 50                   L(26),D(91),O(3)         139     Claycreek Mini Storage
  142                 54                   L(27),D(90),O(3)         142     JMT Warehouse
  145                295                   L(24),D(93),O(3)         145     Lady Lake Shoppes
  146               19,288                 L(28),D(89),O(3)         146     Lost Springs Apartments
  151               58,025                 L(28),D(89),O(3)         151     El Monte MHC
  152                106                   L(27),D(90),O(3)         152     Clinton Parkway
  153                163                   L(29),D(88),O(3)         153     Goldstein Office Building
  154                 72                   L(28),D(89),O(3)         154     Mr. Van Gard Self Storage
  158                 72                   L(27),D(90),O(3)         158     Sloan Industrial Portfolio
  159                120                   L(28),D(89),O(3)         159     Bontierra Road
  163               34,313                 L(27),D(30),O(3)         163     McNary Oaks MHC
  166               11,748                 L(28),D(89),O(3)         166     Indian Woods
 166.1              14,328                                         166.1    Woodlake
 166.2              9,914                                          166.2    Indian Village
  167               18,981                 L(28),D(89),O(3)         167     Scioto Estates MHC
  171                383                   L(28),D(89),O(3)         171     Granite Mall
  172                254                   L(27),D(90),O(3)         172     Walgreens-Grove, OK
  175                284                   L(28),D(89),O(3)         175     WSG- Citrus Park
  176               48,333                 L(25),D(32),O(3)         176     Viking Estates MHC
  177                 57                   L(26),D(91),O(3)         177     Space Savers NW
  178                171                   L(24),D(93),O(3)         178     Parkside Station
  182               18,563                 L(28),D(89),O(3)         182     Briarwood MHC
  185                 78                   L(28),D(89),O(3)         185     Scotts Corner
  187                245                   L(28),D(89),O(3)         187     Lloyd Baer Building
  194               10,603                 L(28),D(89),O(3)         194     Doubletree I Apartments
  195                191                   L(26),D(91),O(3)         195     Kensington Town Center
  198               30,909                 L(28),D(89),O(3)         198     Whispering Pines MHC
  199               13,658                 L(28),D(89),O(3)         199     Paradise View Apartments
  200               23,026                 L(28),D(89),O(3)         200     Mosier Manor


               Third             Third Most         Second      Second Most                             Most Recent
            Most Recent          Recent NOI      Most Recent    Recent NOI      Most Recent                 NOI
Loan No.      NOI ($)               Date            NOI ($)        Date           NOI ($)                  Date
------------------------------------------------------------------------------------------------------------------------------------
   2        13,840,159           12/31/2004       14,033,414    12/31/2005      14,802,430               12/31/2006
   12       11,010,174           12/31/2004       10,761,717    12/31/2005       9,623,302             T-12 9/30/2006
   26        2,804,346           12/31/2004        2,527,618    12/31/2005       2,714,101            T-12 10/31/2006
   44        1,890,866           12/31/2004        1,986,494    12/31/2005       2,398,106               12/31/2006
   57                                                636,838    12/31/2005       1,213,962               12/31/2006
   58          855,023           12/31/2004          936,759    12/31/2005         992,317             T-12 8/31/2006
 Rollup      1,237,482           12/31/2004        1,059,517    12/31/2005       1,486,188            T-12 11/30/2006
   62        1,237,482           12/31/2004        1,059,517    12/31/2005       1,046,918            T-12 11/30/2006
   63                                                                              439,270            T-12 11/30/2006
   71          872,560           12/31/2004          855,286    12/31/2005         938,578               12/31/2006
   72          604,412           12/31/2004          683,947    12/31/2005         707,302             T-12 8/31/2006
   73          743,236           12/31/2004          775,651    12/31/2005         833,797             T-12 8/31/2006
   76        1,251,205           12/31/2004        1,276,046    12/31/2005       1,239,372             T-12 8/31/2006
   77
  77.1
  77.2
   79          718,523           12/31/2004        1,015,537    12/31/2005       1,282,987             T-12 9/30/2006
   80          508,541           12/31/2004          272,471    12/31/2005         701,480            T-12 10/31/2006
   82        1,130,990           12/31/2004        1,055,150    12/31/2005       1,032,065             T-12 7/31/2006
  82.1         645,348           12/31/2004          582,212    12/31/2005         582,868             T-12 7/31/2006
  82.2         263,770           12/31/2004          258,304    12/31/2005         247,954             T-12 7/31/2006
  82.3         221,872           12/31/2004          214,633    12/31/2005         201,244             T-12 7/31/2006
   87          836,880           12/31/2004          847,720    12/31/2005         837,405            T-12 11/30/2006
   91          692,135           12/31/2004          716,899    12/31/2005         751,360            T-12 11/30/2006
   92          533,943           12/31/2004          563,342    12/31/2005         668,392             T-12 9/30/2006
   96        1,156,262           12/31/2004        1,212,177    12/31/2005       1,059,171             T-12 9/30/2006
  96.1         615,646           12/31/2004          562,870    12/31/2005         487,246             T-12 9/30/2006
  96.2         381,984           12/31/2004          406,349    12/31/2005         325,425             T-12 9/30/2006
  96.3         158,632           12/31/2004          242,958    12/31/2005         246,500             T-12 9/30/2006
   99          603,875           12/31/2004          583,547    12/31/2005         632,457            T-12 10/31/2006
  103          598,243           12/31/2004          643,963    12/31/2005         675,185            T-12 11/30/2006
  106
  107          454,197           12/31/2004          461,475    12/31/2005         675,613            T-12 11/30/2006
  108          492,163           12/31/2004          773,450    12/31/2005         902,713             T-12 7/31/2006
  112
 112.1
 112.2
  114                                                (29,713)   12/31/2005         243,641             T-12 9/30/2006
  118          355,886           12/31/2004          499,731    12/31/2005         625,176            T-12 10/31/2006
  119          203,616           12/31/2004          270,638    12/31/2005         348,515             T-12 6/30/2006
 119.1         203,616           12/31/2004          270,638    12/31/2005         348,515             T-12 6/30/2006
 119.2
  120          529,275           12/31/2004          522,747    12/31/2005         621,438            T-12 10/31/2006
  121                                                395,890    12/31/2005         555,503               12/31/2006
  122          422,947           12/31/2004          400,603    12/31/2005         398,464             T-12 8/31/2006
  123                                                352,227    12/31/2005         361,970             T-12 9/30/2006
  126                                                126,220    12/31/2005         389,025            T-12 10/31/2006
  127                                                672,152    12/31/2005         479,663            T-12 11/30/2006
  129                                                498,884    12/31/2005         416,621               12/31/2006
  130                                                438,434    12/31/2005         442,801            T-12 10/30/2006
  133                                                400,000    12/31/2005         400,000               12/31/2006
  135          152,533           12/31/2004          191,752    12/31/2005         322,026             T-12 8/31/2006
  136                                                                              402,115             T-12 9/30/2006
  137        1,021,957           12/31/2004        1,081,589    12/31/2005       1,220,521             T-12 9/30/2006
  139          287,363           12/31/2004          374,516    12/31/2005         387,414             T-12 1/31/2007
  142                                                423,583    12/31/2005         529,499             T-12 11/1/2006
  145
  146          916,995           12/31/2004          910,680    12/31/2005         939,159             T-12 9/30/2006
  151          281,776           12/31/2004          315,859    12/31/2005         353,312             T-12 8/31/2006
  152          261,781           12/31/2004          327,751    12/31/2005         359,685            T-12 10/31/2006
  153          509,839           12/31/2004          460,626    12/31/2005         500,224             T-12 8/31/2006
  154          491,838           12/31/2004          529,723    12/31/2005         540,608             T-12 8/31/2006
  158          374,094           12/31/2004          378,322    12/31/2005         404,691             T-12 8/31/2006
  159                                                247,183    12/31/2005         396,194             T-12 9/30/2006
  163          345,107           12/31/2004          310,612    12/31/2005         373,514            T-12 11/30/2006
  166          469,056           12/31/2004          473,418    12/31/2005         451,779             T-12 7/31/2006
 166.1         253,876           12/31/2004          264,219    12/31/2005         261,022             T-12 7/31/2006
 166.2         215,180           12/31/2004          209,199    12/31/2005         190,757             T-12 7/31/2006
  167          393,089           12/31/2004          386,031    12/31/2005         391,476            T-12 10/31/2006
  171                                                354,623    12/31/2005         337,403             T-12 9/30/2006
  172                                                                              279,497               12/31/2006
  175
  176                                                264,916    12/31/2005         283,076               12/31/2006
  177          388,843           12/31/2004          406,157    12/31/2005         447,132            T-12 10/31/2006
  178
  182          189,803           12/31/2004          196,258    12/31/2005         221,078             T-12 9/30/2006
  185          683,417           12/31/2004          713,223    12/31/2005         741,735             T-12 9/30/2006
  187           12,684           12/31/2004          293,367    12/31/2005         359,705            T-12 10/31/2006
  194          606,404           12/31/2004          528,798    12/31/2005         523,221             T-12 9/30/2006
  195
  198          183,023           12/31/2004          193,498    12/31/2005         203,471             T-12 9/30/2006
  199          513,202           12/31/2004          445,357    12/31/2005         455,774             T-12 9/30/2006
  200          140,678           12/31/2004          151,586    12/31/2005         165,831            T-12 10/31/2006



            Underwritten   Underwritten   Underwritten   Underwritten    Underwritten    Underwritten          Underwritten
Loan No.       NOI ($)      Revenue ($)       EGI ($)    Expenses ($)    Reserves ($)     TI/LC ($)          Net Cash Flow ($)
------------------------------------------------------------------------------------------------------------------------------------
   2         16,241,242     13,780,893     25,383,893    9,142,651          58,860          407,383             15,774,999
   12         9,436,818     15,070,112     18,310,112    8,873,294         200,743        1,254,645              7,981,430
   26         2,725,320      3,182,691      3,844,891    1,119,571          70,793          229,435              2,425,092
   44         2,412,776      3,520,016      3,658,516    1,245,740          64,938          280,309              2,067,529
   57         1,380,368      2,070,240      2,196,740      816,372          48,800                               1,331,568
   58         1,042,771      1,606,320      1,835,380      792,609           9,600                               1,033,171
 Rollup       1,367,424      2,244,828      2,435,828    1,068,404          88,000                               1,279,424
   62           921,318      1,482,000      1,633,000      711,682          62,000                                 859,318
   63           446,106        762,828        802,828      356,722          26,000                                 420,106
   71         1,019,299      1,384,132      1,549,132      529,833          36,800                                 982,499
   72           894,540      1,454,628      2,059,278    1,164,738          13,080                                 881,460
   73           873,471      1,268,122      1,524,792      651,321           8,600                                 864,871
   76         1,115,239      1,673,351      1,816,351      701,112          10,338           64,166              1,040,735
   77         1,087,257      1,187,001      1,705,439      618,182          21,656           53,078              1,012,523
  77.1          740,443        806,355      1,139,046      398,603          14,195           53,078                673,170
  77.2          346,814        380,646        566,393      219,579           7,461                                 339,353
   79         1,381,986      3,646,096      3,895,596    2,513,610         155,824                               1,226,162
   80           919,976      1,309,517      1,580,877      660,901          40,800                                 879,176
   82         1,055,103      1,596,846      1,729,143      674,040          27,320                               1,027,783
  82.1          586,186        853,102        915,866      329,680          13,280                                 572,906
  82.2          247,804        375,727        418,922      171,118           7,335                                 240,469
  82.3          221,112        368,016        394,354      173,242           6,705                                 214,407
   87           781,936      1,120,806      1,126,406      344,470          16,499                                 765,437
   91           821,768      1,259,335      1,296,835      475,067          28,250                                 793,518
   92           851,894      1,295,168      1,322,645      470,751          10,996           65,654                775,244
   96         1,050,363      1,716,284      1,840,984      790,621          18,396          110,737                921,230
  96.1          451,249        771,500        816,100      364,851           9,214           56,112                385,923
  96.2          334,797        682,284        725,884      391,087           7,682           45,725                281,390
  96.3          264,317        262,500        299,000       34,683           1,500            8,900                253,917
   99           638,084      1,007,209      1,138,809      500,725           6,800                                 631,284
  103           601,953        858,776        894,976      293,023          10,604                                 591,349
  106           691,452        803,093        938,428      246,976          12,365           30,909                648,178
  107           713,873        875,546        965,891      252,018          19,140                                 694,733
  108           958,117      2,285,937      2,399,187    1,441,070          52,713          174,709                730,695
  112           742,574        755,351        876,351      133,777           6,061           33,690                702,823
 112.1
 112.2
  114           600,747        888,088      1,142,588      541,841          22,210           24,927                553,610
  118           500,373        687,534        863,584      363,211           6,520                                 493,853
  119           617,962        673,498        983,167      365,205          11,502           32,886                573,574
 119.1          477,708        525,146        812,016      334,308          10,382           24,324                443,002
 119.2          140,255        148,352        171,152       30,897           1,120            8,562                130,573
  120           582,120      1,069,343      1,098,343      516,223          33,495                                 548,625
  121           612,177        638,838        822,338      210,161           7,751           19,178                585,248
  122           437,241        583,200        587,400      150,159           5,400                                 431,841
  123           406,122        561,200        573,400      167,278           5,720                                 400,402
  126           517,579        528,247        838,247      320,668           6,943           27,337                483,299
  127           547,993      1,384,614      1,423,614      875,621          16,280                                 531,713
  129           414,737        670,844        696,344      281,607           5,040                                 409,697
  130           473,365        810,179        855,179      381,814          30,634                                 442,731
  133           499,014        532,000        738,046      239,032          15,000           20,300                463,714
  135           392,948        452,000        696,000      303,052           5,515           22,769                364,664
  136           397,077        511,290        690,769      293,692           8,950                                 388,127
  137         1,220,075      1,804,107      1,853,107      633,032         104,004                               1,116,071
  139           414,621        723,638        725,638      311,017          14,996                                 399,625
  142           479,995        687,957        700,357      220,362          13,683           32,446                433,866
  145           389,361        396,690        536,440      147,079           2,384           10,159                376,818
  146           916,980      1,327,104      1,357,104      440,124          74,448                                 842,532
  151           360,497        498,838        602,838      242,341           3,160                                 357,337
  152           447,153        493,569        596,569      149,417           6,364           32,500                408,288
  153           482,175        514,664        625,924      143,749          10,233           19,128                452,814
  154           532,190        606,175        854,375      322,185          10,789            8,800                512,601
  158           410,781        427,928        507,928       97,147           9,054           25,375                376,352
  159           468,595        638,494        661,594      192,999           7,181           63,262                398,152
  163           338,491        525,993        525,993      187,502          10,907                                 327,584
  166           436,632        744,925        804,275      367,643          13,960                                 422,672
 166.1          246,678        374,170        417,520      170,842           5,800                                 240,878
 166.2          189,954        370,755        386,755      196,801           8,160                                 181,794
  167           417,338        536,026        551,026      133,688           8,640                                 408,698
  171           341,723        353,446        445,446      103,723           3,223           15,000                323,500
  172           278,903        279,497        281,720        2,817           2,223                                 276,680
  175           353,870        370,500        492,592      138,722           1,950           13,216                338,704
  176           263,553        384,750        393,250      129,697           3,758                                 259,795
  177           423,027        424,088        510,488       87,461          11,903           11,847                399,277
  178           325,802        447,539        541,039      215,237           3,120           22,757                299,925
  182           257,690        388,233        397,233      139,543           7,741                                 249,949
  185           699,369        747,291        886,291      186,922          12,288           35,563                651,518
  187           252,903        282,213        282,213       29,310           1,713            8,000                243,190
  194           536,013      1,005,480      1,040,480      504,467          55,683                                 480,330
  195           220,137        221,941        290,056       69,919           1,766           11,329                207,042
  198           201,745        258,336        267,936       66,191           2,600                                 199,145
  199           454,208        769,888        783,388      329,180          43,765                                 410,443
  200           158,777        282,000        282,000      123,223           3,040                                 155,737


                                                                        Lease
Loan No.    Largest Tenant                                 SF         Expiration           2nd Largest Tenant                 SF
------------------------------------------------------------------------------------------------------------------------------------
   2        Malco Theatres                               31,049       2/28/2017      The Finish Line                        21,912
   12       Citimortgage, Inc.                          113,172       3/31/2014      Home Depot U.S.A., Inc.                58,132
   26       Original Mattress Factory                    56,616       5/31/2010      West Asset Management                  30,210
   44       Liberty Fund - WC2                           58,624       3/31/2017      ICUL Services Corporation - LP2        21,536
   57
   58
 Rollup
   62
   63
   71
   72
   73
   76       Raymour and Flanigan                         65,667      10/31/2021      Sleepy's Inc.                          3,254
   77
  77.1      PHA, P.A. and PHM, P.A                       33,582      12/31/2022      Access Healthsource, Inc.              21,170
  77.2      PHA, P.A. and PHM, P.A                       28,000       8/31/2019
   79
   80
   82
  82.1
  82.2
  82.3
   87
   91
   92       Rentrak                                      55,518      12/31/2016      Pacific Fisheries                      7,119
   96
  96.1      Victor J. Cavallo                             3,719       7/31/2007      Data Square, LLC                       3,670
  96.2      Cacace Tusch & Santagata                     13,312       8/31/2008      Wolfe & Mehlman Real Estate            2,225
  96.3      TD Banknorth                                  7,500       2/28/2010
   99
  103
  106       Classic Millworks                             7,125       6/30/2009      Product Development Services           3,850
  107
  108       Alamo Work Force                             14,515       5/31/2008      Meximerica Media, Inc.                 14,096
  112
 112.1      Flying Star Cafes, Inc.                       7,057       6/30/2021      Bird Center                            3,000
 112.2      Flying Star Cafes, Inc.                       4,100       9/30/2010      Bookworks                              2,987
  114       Breazeale, Saunders, Oneil                    7,500      11/30/2011      Cosmich & Simmons                      7,500
  118
  119
 119.1      Advanced Computer Learning                    7,561       5/31/2007      Progressive Insurance                  5,807
 119.2      Beef O'Brady's Restaurant                     4,160      12/31/2010      Embarq Communications                  2,240
  120
  121       Gordon's Food Service                        17,672       8/31/2011      Island Crafts Annex                    11,556
  122
  123
  126       Mountian View Medical                        12,182       9/30/2015      North Powers Medical Imaging           5,332
  127
  129
  130
  133       Raymour and Flanigan                        100,000       2/28/2022
  135       Edge Fitness Center                           8,700       9/14/2014      Fisherman's House                      6,523
  136
  137
  139
  142       Mid-Florida Car Wash Designs                  7,560       9/30/2007      Allied Compressor Exchange of Fl       6,000
  145       Verizon Wireless Personal Communication       3,400       1/31/2012      Radio Shack Corporation                2,503
  146
  151
  152       Margarita's                                   4,883      11/30/2008      Movie Gallery                          4,550
  153       Bergman, Walls & Youngblood Ltd              14,706       8/31/2012      Murchison & Cummings                   5,727
  154
  158       Ferguson Enterprises, Inc.                   12,000       8/31/2012      Wachovia Bank                          10,200
  159       KB Homes New Mexico, Inc.                    12,546      12/31/2009      Tooth Wranglers                        4,928
  163
  166
 166.1
 166.2
  167
  171       Matress Discounters                           3,284       4/14/2010      D'Angelo                               2,400
  172       Walgreen's                                   14,820      10/31/2081
  175       Mens Wearhouse                                5,300       2/30/2017      Vitamin Shoppe                         4,300
  176
  177       Space Savers NW                              38,053        9/2/2022      Fairn & Swanson                        25,158
  178       Creswell-Colyer, LLC                          3,690       5/31/2012      Vinny & Me Pasta Emporium, Inc.        2,576
  182
  185       Talbot's                                     11,955       1/31/2008      Offenbacher's                          7,320
  187       Lloyd & Associates                            5,344       7/14/2019      6260 Corp dba The Kelly Agency         2,901
  194
  195       Taaza Market                                  4,550       9/30/2011      Taj Chaat House                        3,282
  198
  199
  200


                   Lease
Loan No.         Expiration         3rd Largest Tenant                                                SF
------------------------------------------------------------------------------------------------------------------------------------
   2             2/29/2012          Victoria's Secret                                               13,300
   12           12/31/2009          Motors Insurance Corporation                                    55,232
   26            9/15/2008          Thyssenkrupp Elevator                                           25,162
   44           10/31/2009          Centex Homes - LP2                                              21,453
   57
   58
 Rollup
   62
   63
   71
   72
   73
   76           11/30/2012
   77
  77.1           5/31/2011          Med Spa                                                          2,028
  77.2
   79
   80
   82
  82.1
  82.2
  82.3
   87
   91
   92           12/31/2013          Walgreen's regional office                                       3,869
   96
  96.1           3/31/2010          Ace I Capital, LLC                                               3,540
  96.2          12/31/2011          Mighty Oak Management                                            2,220
  96.3
   99
  103
  106            8/31/2009          OutKast Custom Trailers                                          3,727
  107
  108            4/30/2007          Welder Exploration & Production                                  6,673
  112
 112.1           7/31/2011          Heritage Householding, LLC                                       2,500
 112.2           4/30/2011          Emily Benak dba Pennysmith's                                     1,800
  114           11/30/2011          Dogan & Wilkinson                                                7,500
  118
  119
 119.1           2/28/2010          Wachovia Bank                                                    5,038
 119.2          10/31/2011          Ocean Rayz Tanning                                               1,600
  120
  121           10/31/2008          Bealls Outlet                                                   10,152
  122
  123
  126            1/31/2015          Orthopedic Rehab Assoc                                           3,784
  127
  129
  130
  133
  135           11/30/2010          Harbor Mart                                                      3,417
  136
  137
  139
  142             7/1/2007          A&B Electric Co., Inc.                                           5,500
  145            1/14/2012          Fairwinds Credit Union                                           2,191
  146
  151
  152            8/30/2010          Cupboard                                                         3,240
  153            4/30/2008          Corby Arnold & Bergman, et al                                    3,615
  154
  158            9/30/2012          FDGM Inc                                                        10,160
  159            8/31/2015          Wells Fargo Home Mortgage                                        3,061
  163
  166
 166.1
 166.2
  167
  171            4/22/2010          Supercuts                                                         1,644
  172
  175           11/30/2016          Casual Male                                                       3,400
  176
  177            4/20/2011
  178            2/19/2012          Bella Sera                                                        2,400
  182
  185            9/30/2009          Briarwood Inn                                                     4,500
  187            1/31/2009          Art Gallery                                                       2,094
  194
  195            4/30/2012          Learning RX                                                       2,943
  198
  199
  200


                                                             Upfront       Monthly
               Lease         Occupancy        Occupancy    Replacement    Replacement    Upfront          Monthly       Monthly Tax
Loan No.    Expiration     Rate (12) (13)     As-of Date   Reserves ($)   Reserves ($)   TI/LC ($)       TI/LC ($)       Escrow ($)
------------------------------------------------------------------------------------------------------------------------------------
   2         2/28/2009          96.1%         2/7/2007
   12        9/30/2008          74.7%         3/1/2007                      16,729       2,500,000        104,554        253,124
   26        9/30/2009          85.3%        11/14/2006     100,000          5,900         667,000                         6,413
   44        6/30/2011          82.2%        2/28/2007                                                                    23,526
   57                           93.4%         1/3/2007                       4,070                                        13,062
   58                          100.0%        9/30/2006                                                                     6,711
 Rollup                         82.9%         Various                        7,334                                        18,009
   62                           77.8%        12/14/2006                      5,167                                        11,651
   63                           95.2%         1/3/2007                       2,167                                         6,358
   71                           94.0%        12/31/2006                      3,070                                         8,310
   72                           98.2%        9/30/2006                                                                     3,957
   73                          100.0%        9/30/2006                                                                     5,890
   76                          100.0%        11/17/2006                                                                    6,723
   77                          100.0%         1/1/2007                       1,790                          4,423         21,056
  77.1       5/31/2025         100.0%         1/1/2007
  77.2                         100.0%         1/1/2007
   79                           71.9%        9/30/2006                                                                    22,892
   80                           94.4%        11/15/2006                      3,583                                        14,808
   82                           79.2%        10/4/2006
  82.1                          71.7%        10/4/2006
  82.2                          86.5%        10/4/2006
  82.3                          87.9%        10/4/2006
   87                           90.9%        12/21/2006                      1,390                                         4,688
   91                          100.0%        8/31/2006                       2,355                                         5,943
   92        9/30/2009         100.0%        11/9/2006                         920                                        11,425
   96                           86.8%        2/15/2007                       2,719                                        17,192
  96.1       3/31/2010          93.6%        2/15/2007
  96.2       2/28/2008          76.1%        2/15/2007
  96.3                         100.0%        2/15/2007
   99                          100.0%        1/31/2007                         567                                         8,602
  103                           93.7%        12/21/2006                        885                                         3,739
  106        6/14/2009          84.8%        2/22/2007                       1,035                          2,630         10,978
  107                           93.3%        11/21/2006                      1,595                                         5,114
  108       12/31/2007          90.8%        2/23/2007                       4,393         300,000                        12,626
  112                          100.0%         4/1/2007                         505                          3,382          2,126
 112.1       7/31/2007         100.0%         4/1/2007
 112.2       5/31/2009         100.0%         4/1/2007
  114        6/30/2012          93.4%        9/26/2006                                     250,000                         6,312
  118                           95.1%        11/1/2006                         545                                         4,473
  119                           88.1%        12/14/2006                        980                                         7,258
 119.1       3/31/2010          85.2%        12/14/2006
 119.2       1/31/2010         100.0%        12/14/2006
  120                           95.7%        11/30/2006                      2,795                                        10,997
  121        4/30/2010          98.7%        12/1/2006                         650                          3,475          5,110
  122                           96.0%        9/12/2006
  123                           91.7%        8/31/2006                                                                     7,196
  126        9/30/2012          94.8%         5/1/2006                         579                                         5,330
  127                           70.0%        11/30/2006                      1,360                                        11,710
  129                           97.6%         1/4/2007                         430                                        12,778
  130                           91.5%        12/12/2006                      2,553                                         4,136
  133                          100.0%         1/5/2007                                                                     7,006
  135        6/30/2015          80.0%        1/25/2007                         465                          2,000          5,323
  136                           97.8%        9/26/2006                                                                     8,701
  137                           98.8%        11/30/2006                      8,668                                         9,496
  139                           87.3%        12/22/2006                      1,260                                         7,361
  142       12/31/2008         100.0%        1/17/2007                       1,155                          3,041          9,596
  145        1/7/2012          100.0%         2/1/2007                         200                            847          1,832
  146                           98.8%        11/1/2006                       6,204                                         7,782
  151                          100.0%        9/30/2006                                                                     3,355
  152        8/31/2008          83.0%        9/26/2006                         535                          3,020          4,725
  153        8/31/2012         100.0%        8/30/2006
  154                           91.3%        10/22/2006
  158        2/28/2010         100.0%        12/31/2006                        755                          2,230          4,059
  159       12/31/2009          89.1%        10/31/2006                                                     5,015
  163                           95.1%        8/31/2006                         905                                         3,845
  166                           81.9%        8/30/2006
 166.1                          86.2%        8/30/2006
 166.2                          78.9%        8/30/2006
  167                           92.1%        9/30/2006                         720                                         1,932
  171       12/31/2011         100.0%        12/22/2006                        275                          1,335          2,971
  172                          100.0%         4/1/2007
  175       11/30/2016         100.0%         4/1/2007                         165                          1,160          6,353
  176                          100.0%         1/4/2007                         315                                         4,293
  177                          100.0%        1/17/2007                                                                     3,710
  178       11/30/2011          90.8%        3/15/2007                         260                          1,655          1,693
  182                           80.8%        8/31/2006                                                                       833
  185       10/31/2008         100.0%        10/31/2006                                                                    5,007
  187        6/30/2009         100.0%        11/27/2006                                                       675            978
  194                           97.7%        10/31/2006                      4,640                                         5,071
  195        7/31/2011         100.0%        2/15/2007                         150                          1,195          3,303
  198                           97.0%         9/1/2006                         220                                         1,573
  199                           98.5%        10/31/2006                      3,640                                         3,662
  200                           96.1%        10/1/2006                         253                                         2,040


                                   Upfront
           Monthly Insurance     Engineering       Other
Loan No.      Escrow ($)         Reserve ($)     Reserves ($)          Description Other Reserves
------------------------------------------------------------------------------------------------------------------------------------
   2
   12           8,470                                156,033           Accenture Rent Escrow
   26           9,084                                563,000           Roof Repair Escrow Fund
   44           1,285                                 20,000           Assumption Escrow Fund
   57           7,339                                 16,930           Washer/Dryer Escrow Fund
   58
 Rollup         4,308                62,000        1,000,000           Special Repairs Escrow Fund
   62           2,923                62,000          500,000           Special Repairs Escrow Fund
   63           1,385                                500,000           Special Repairs Escrow Fund
   71           3,680
   72
   73
   76
   77           1,843                35,363
  77.1
  77.2
   79           2,569                              2,047,500           Renovation Escrow Fund
   80           7,050                51,875
   82
  82.1
  82.2
  82.3
   87             844
   91           2,448                11,250
   92           1,082                                256,771           Rentrak Escrow
   96
  96.1
  96.2
  96.3
   99           1,063                32,519
  103             655
  106             750
  107             727                10,625
  108           4,100               559,162
  112           2,054                                 25,000           Estoppel Escrow Fund
 112.1
 112.2
  114           1,137                                  6,840           Plaza Restaurant Escrow Fund
  118             525                10,075           37,164           Rent Increase Escrow Fund
  119             620                                 81,520           Tanning Salon Fund ($39,200), Pizza Fund ($24,400), Embarq
                                                                       Fund ($17,920)
 119.1
 119.2
  120           3,492                 8,781
  121          13,225                36,781          627,937           Uppercrust Escrow Fund ($8,275), Caribe Escrow Fund
                                                                       ($19,662), Beall's/Gordon Rent Escrow Fund ($300,000),
                                                                       Beall's/Gordon TI and LC Escrow Fund ($200,000),
                                                                       Insurance Escrow Fund ($100,000)
  122
  123
  126             474
  127           1,153                                150,000           Seasonality Fund
  129             313
  130           2,177
  133
  135           1,366                13,718           41,004           Ophir Lease Escrow Fund
  136
  137           1,805
  139
  142           4,345                                 25,572           Special Tenant Escrow Fund
  145           1,124
  146           1,640
  151
  152             630                                  9,900           Shoe Divas Escrow Fund
  153
  154
  158             726                 6,875           39,972           Rental Reserve Increase Fund ($6,146), ONYX  Lease Escrow
                                                                       Fund ($33,826)
  159                                                 29,771           KB Rent Escrow Fund ($6,000), Heywood Rent Escrow ($15,000),
                                                                       Heywood TI/LC Escrow Fund ($8,771)
  163             541                40,000
  166
 166.1
 166.2
  167             482
  171             463
  172
  175           1,034                                 39,750           Men's Warehouse Escrow Fund
  176             142                14,063
  177             990
  178             573
  182
  185             539
  187             267                                 14,000           Radon Escrow Fund
  194           1,292
  195             404                 3,750           34,461           Taj Escrow Fund
  198             198
  199             917
  200             204


                                                                       Environmental
                          Letter of                                       Report               Engineering             Appraisal
  Loan No.                  Credit                                         Date                Report Date             As-of Date
------------------------------------------------------------------------------------------------------------------------------------
     2                                                                   2/28/2007              2/27/2007               4/1/2007
     12                                                                 10/18/2006              10/11/2006             10/3/2006
     26                                                                  12/4/2006              11/27/2006             11/16/2006
     44                                                                  4/7/2006               2/21/2006               2/2/2006
     57                                                                  5/10/2006              5/11/2006               5/1/2006
     58                                                                  11/6/2006              11/6/2006              10/27/2006
   Rollup                                                                 Various               1/18/2007               Various
     62                                                                  1/19/2007              1/18/2007              1/10/2008
     63                                                                  1/18/2007              1/18/2007              7/10/2007
     71                                                                  1/19/2007              1/19/2007              12/6/2006
     72                                                                  11/1/2006              11/3/2006              10/27/2006
     73                                                                  11/2/2006              11/1/2006              10/27/2006
     76                                                                 11/15/2006              11/14/2006             11/16/2006
     77                                                                   Various               1/30/2007              12/6/2006
    77.1                                                                12/13/2006              1/30/2007              12/6/2006
    77.2                                                                12/14/2006              1/30/2007              12/6/2006
     79                                                                 10/31/2006              10/30/2006              4/1/2007
     80                                                                 10/25/2006              10/27/2006             10/20/2006
     82                                                                   Various                Various                Various
    82.1                                                                11/17/2006              11/14/2006             10/18/2006
    82.2                                                                11/17/2006              11/21/2006             10/19/2006
    82.3                                                                12/14/2006              11/14/2006             10/19/2006
     87                                                                  1/16/2007              1/15/2007              1/16/2007
     91                                                                  1/10/2007              1/11/2007               1/3/2007
     92                                                                 11/26/2006              11/14/2006             11/1/2006
     96                                                                 10/25/2006              10/25/2006             11/1/2006
    96.1                                                                10/25/2006              10/25/2006             11/1/2006
    96.2                                                                10/25/2006              10/25/2006             11/1/2006
    96.3                                                                10/25/2006              10/25/2006             11/1/2006
     99                                                                 12/11/2006              12/11/2006             12/11/2006
    103                                                                  1/16/2007              1/15/2007              1/18/2007
    106                                                                 10/17/2006              10/17/2006             10/20/2006
    107                                                                  12/8/2006              1/29/2007              12/7/2006
    108                                                                 10/24/2006              11/8/2006              10/12/2006
    112                                                                 10/17/2006               Various               10/12/2006
   112.1                                                                10/17/2006              10/18/2006             10/12/2006
   112.2                                                                10/17/2006              12/8/2006              10/12/2006
    114                                                                 10/18/2006              10/27/2006             10/12/2006
    118                                                                  11/9/2006              11/9/2006              11/1/2006
    119       Yes ($100,000 Additional Security)                          Various                Various               10/19/2006
   119.1                                                                10/24/2006              10/17/2006             10/19/2006
   119.2                                                                11/21/2006              10/26/2006             10/19/2006
    120                                                                 11/13/2006              11/13/2006             11/9/2006
    121                                                                  2/6/2007                2/8/2007              11/17/2006
    122                                                                  10/6/2006              10/10/2006             10/3/2006
    123                                                                 10/19/2006              10/16/2006             10/19/2006
    126                                                                  1/15/2007              1/10/2007              12/18/2006
    127                                                                  1/11/2007              1/11/2007              1/11/2007
    129                                                                  2/5/2007                2/5/2007               2/1/2007
    130                                                                 12/11/2006              1/17/2007              11/30/2006
    133                                                                  1/30/2007              1/29/2007               2/1/2007
    135                                                                  11/6/2006              11/2/2006              11/7/2008
    136                                                                  11/7/2006              11/9/2006              11/3/2006
    137                                                                 12/13/2006              2/19/2007              12/5/2006
    139                                                                  1/17/2007              1/19/2007               1/5/2007
    142                                                                  10/4/2006              10/6/2006               1/4/2007
    145                                                                  12/8/2006              12/8/2006               1/2/2007
    146                                                                 12/16/2006              12/6/2006              12/5/2006
    151                                                                  11/6/2006              11/7/2006              10/27/2006
    152                                                                  11/9/2006              12/16/2006             10/13/2006
    153                                                                 10/22/2006              10/23/2006             10/17/2006
    154                                                                 10/20/2006              10/19/2006             10/12/2006
    158                                                                  12/8/2006              12/11/2006             12/1/2006
    159                                                                  11/3/2006              11/2/2006              11/5/2006
    163                                                                  9/21/2006              9/25/2006              9/28/2006
    166                                                                 11/17/2006              11/14/2006              Various
   166.1                                                                11/17/2006              11/14/2006             10/18/2006
   166.2                                                                11/17/2006              11/14/2006             10/20/2006
    167                                                                  11/9/2006              12/20/2006             11/2/2006
    171                                                                  1/31/2007              11/1/2006              9/25/2006
    172                                                                  2/20/2006              12/7/2006              10/27/2006
    175                                                                  6/5/2006               8/28/2006               8/1/2006
    176                                                                  2/5/2007                2/5/2007               2/1/2007
    177                                                                  2/5/2007               12/7/2006              11/27/2006
    178                                                                 12/18/2006              12/18/2006             12/21/2006
    182                                                                  11/7/2006              11/7/2006              11/2/2006
    185                                                                 11/21/2006              12/28/2006             11/27/2006
    187                                                                 12/13/2006              12/27/2006             11/17/2006
    194                                                                 12/20/2006              2/19/2007              12/5/2006
    195                                                                 11/30/2006              12/5/2006              12/1/2006
    198                                                                  2/2/2007                2/2/2007              11/14/2006
    199                                                                 12/15/2006              2/19/2007              12/5/2006
    200                                                                 11/17/2006              11/20/2006             11/10/2006


 Loan No.        Sponsor (14)
------------------------------------------------------------------------------------------------------------------------------------
    2            Simon Property Group, L.P.
    12           Nemer, Larry; Nemer, Milford
    26           Sealy, Scott P.; Sealy, Mark P.
    44           Swenson, Douglas L.
    57           Persons, III, Henry P.
    58           Flesh,  Robert T.
  Rollup         Rippeto, Jr, J. Douglas
    62           Rippeto, Jr, J. Douglas
    63           Rippeto, Jr, J. Douglas
    71           Silverman, Steven
    72           Flesh,  Robert T.
    73           Flesch, Michael B.; Flesh, Robert T.
    76           Goldberg, Neil; Goldberg, Steven; Goldberg, Michael
    77           Jennings, Walter W.
   77.1
   77.2
    79           Vosotas, Dan J.
    80           Booth, Hurley H.
    82           Skillman, Dean S.; Smith, Thomas D.
   82.1
   82.2
   82.3
    87           Layne, Larry
    91           Haley Associates Limited Partnership
    92           Zhang, Kewen
    96           Hoffman, Stephen; Mann, Milton; Fowler, Clayton
   96.1
   96.2
   96.3
    99           Ali, Mohammad Akber
   103           Layne, Larry
   106           Goodman, Scott W.
   107           Spencer, Kevin; Freund, Jerry
   108           Casey, Terrance Michael
   112           Bernstein, Mark; Bernstein, Jean F.
  112.1
  112.2
   114           Peters, Michael J.
   118           Witt, R. Daniel
   119           Riddle, III, Joseph P.
  119.1
  119.2
   120           O'Neil, Jr., Harley D.
   121           Sacks, Sidney
   122           Wolf, Joseph I.
   123           Wolf, Joseph I.
   126           Carlisle, Robert G.; Carlisle, Ruth Ann
   127           Fitterer, Brian L.
   129           Fitterer, Brian L.
   130           Hurd, Raymond; Noel, Lee F.
   133           Goldberg, Neil; Goldberg, Steven; Goldberg, Michael
   135           Kaplan, Leon
   136           Wolf, Joseph I.
   137           J. E. Lindsey Family Limited Partnership; The Park Apartments of Fayetteville Management Company, LLC
   139           Amber, Samuel
   142           Talansky, Jack M.
   145           Whittall, Charles
   146           Lost Springs Management Company, Inc.; J. E. Lindsey Family Limited Partnership; Rutledge Properties, a Limited
                 Partnership,
   151           Flesh,  Robert T.
   152           Mattiace, T. Andrew; Peters, Michael J.
   153           Goldstein, Leonard; Goldstein, Fleta
   154           Piha, Morris; Azose, David D.; Geisbrecht, Wes
   158           Sloan, William B.
   159           Spencer, Ben; Reid, Kevin
   163           Fitterer, Brian L.
   166           Skillman, Dean S.; Smith, Thomas D.
  166.1
  166.2
   167           Jaramillo, Julio C.
   171           Cartwright, Brad J.
   172           Dill, James W.
   175           Sheppard, Eric D.; Wolman, Philip; Graff, Jeffrey; Burgin, Mark
   176           Fitterer, Brian L.
   177           Arnold, Michael L.; Simpson,  Janice E.; Arnold, Matthew L.
   178           Talbott, Robert S.
   182           Wolf, Joseph I.
   185           Mackenzie Properties, Inc.
   187           Lloyd, Wayne S.; Baer, Allan T.
   194           Doubletree I Management Company, Inc.; J. E. Lindsey Family Limited Partnership; Harber Investments Family Trust;
                 Cuozzo, Gary S.; Cuozzo, Margaret T.
   195           Shah, Pritesh; Pabari, Hemendrakumar; Pabari, Ashish
   198           Olof, Jack O.
   199           Paradise View Management Company, Inc.; J.E. Lindsey Family Limited Partnership; Rutledge Properties, a Limited
                 Partnership
   200           Olof, Jack; Johnston, J Michael

GE COMMERCIAL MORTGAGE CORPORATION, SERIES 2007-C1

ANNEX A-2 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED
PROPERTIES
-----------------------------------------------------------------------


               Detailed                                   % of                             % of Applicable
               Property                               Initial Pool   Loan Group              Loan Group                # of
Loan No.       Name                                     Balance      One or Two                Balance              Properties
------------------------------------------------------------------------------------------------------------------------------------
    3          Manhattan Apartment Portfolio             5.16%            2                    19.40%                   36
   3.1         635 Riverside Drive                       0.31%            2                     1.18%                   1
   3.2         120 West 105th Street                     0.27%            2                     1.03%                   1
   3.3         894 Riverside Drive                       0.26%            2                     0.97%                   1
   3.4         350 Manhattan Avenue                      0.25%            2                     0.94%                   1
   3.5         10-16 Manhattan Avenue                    0.23%            2                     0.86%                   1
   3.6         605 West 156th Street                     0.22%            2                     0.83%                   1
   3.7         35 Saint Nicholas Terrace                 0.21%            2                     0.81%                   1
   3.8         25-29 Saint Nicholas Terrace              0.21%            2                     0.78%                   1
   3.9         400-408 West 128th Street                 0.21%            2                     0.78%                   1
  3.10         165-167 & 169-171 Manhattan Avenue        0.21%            2                     0.78%                   1
  3.11         634 West 135th Street                     0.18%            2                     0.69%                   1
  3.12         15 West 107th Street                      0.18%            2                     0.67%                   1
  3.13         520 West 139th Street                     0.17%            2                     0.64%                   1
  3.14         291 Edgecombe Avenue                      0.16%            2                     0.61%                   1
  3.15         312 West 114th Street                     0.16%            2                     0.59%                   1
  3.16         106 West 105th Street                     0.15%            2                     0.57%                   1
  3.17         4-6 West 108th Street                     0.14%            2                     0.53%                   1
  3.18         8-10 West 108th Street                    0.14%            2                     0.53%                   1
  3.19         7-9 West 108th Street                     0.14%            2                     0.51%                   1
  3.20         625 West 156th Street                     0.13%            2                     0.49%                   1
  3.21         3-5 West 108th Street                     0.11%            2                     0.42%                   1
  3.22         5 West 101st Street                       0.11%            2                     0.41%                   1
  3.23         63 West 107th Street                      0.11%            2                     0.40%                   1
  3.24         287 Edgecombe Avenue                      0.10%            2                     0.37%                   1
  3.25         21 West 106th Street                      0.09%            2                     0.35%                   1
  3.26         203 West 108th Street                     0.09%            2                     0.33%                   1
  3.27         216 West 108th Street                     0.08%            2                     0.31%                   1
  3.28         65 West 107th Street                      0.08%            2                     0.30%                   1
  3.29         67 West 107th Street                      0.07%            2                     0.27%                   1
  3.30         109 West 105th Street                     0.07%            2                     0.27%                   1
  3.31         302 West 114th Street                     0.07%            2                     0.26%                   1
  3.32         123 West 106th Street                     0.06%            2                     0.21%                   1
  3.33         125 West 106th Street                     0.06%            2                     0.21%                   1
  3.34         61-63 West 104th Street                   0.05%            2                     0.17%                   1
  3.35         627 West 113th Street                     0.04%            2                     0.17%                   1
  3.36         127 West 106th Street                     0.04%            2                     0.14%                   1
    6          The Enclave                               3.79%            2                    14.26%                   1
   15          Palma Sorrento Apartments                 1.44%            2                     5.42%                   1
   18          Villa Veneto Apartments                   1.37%            2                     5.14%                   1
   20          Piero Apartments                          1.02%            2                     3.84%                   1
   21          Magic Sands Mobile Home Park              0.97%            2                     3.66%                   1
   23          1865 Burnett Street                       0.78%            1                     1.07%                   1
   29          Island Park                               0.62%            2                     2.33%                   1
   30          Oakridge Apartments                       0.59%            2                     2.21%                   1
   36          Orchard Heights                           0.54%            2                     2.03%                   1
   37          Mirabella                                 0.51%            2                     1.93%                   1
   39          Deerfield Luxury Townhomes                0.50%            2                     1.88%                   1
   43          Westchester Portfolio                     0.42%            2                     1.60%                   3
  43.1         Westchester Village                       0.20%            2                     0.74%                   1
  43.2         Westchester Square                        0.16%            2                     0.61%                   1
  43.3         Washington Manor                          0.07%            2                     0.25%                   1
   46          Mansions at Round Rock                    0.42%            2                     1.57%                   1
   47          Arbor Station                             0.41%            2                     1.56%                   1
   53          Ranch at City Park                        0.39%            2                     1.46%                   1
   55          Rolling Hills Place                       0.37%            2                     1.40%                   1
   57          Walden Providence                         0.37%            2                     1.37%                   1
   58          Bravo Estates                             0.36%            2                     1.35%                   1
   60          Villa Teresa Mobile Home Park             0.35%            2                     1.33%                   1
 Rollup        Juniper Portfolio                         0.35%            2                     1.32%                   2
   62          Juniper Portfolio-Cumberland              0.24%            2                     0.91%                   1
   63          Juniper Portfolio-Lakehurst               0.11%            2                     0.41%                   1
   64          The Farrington                            0.34%            2                     1.28%                   1
   66          River Park Apartments                     0.32%            2                     1.21%                   1
   70          Stratford Village Apartments              0.30%            2                     1.14%                   1
   71          The Pointe at Wimbledon                   0.30%            2                     1.14%                   1
   72          Rialto I & II MHCs                        0.30%            2                     1.13%                   1
   73          Highlands MHC                             0.30%            2                     1.12%                   1
   74          Harbour Run Apartments                    0.28%            2                     1.06%                   1
   80          1111 High Road                            0.26%            2                     0.99%                   1
   81          Thurms Estates MHP                        0.26%            2                     0.99%                   1
   82          Tri Park Portfolio                        0.26%            2                     0.98%                   3
  82.1         Flat Rock Village                         0.15%            2                     0.57%                   1
  82.2         Spring Valley Estates                     0.06%            2                     0.21%                   1
  82.3         Voyager Village                           0.05%            2                     0.20%                   1
   91          Garden Gate Apartments                    0.24%            2                     0.89%                   1
   95          Chestnut Court Apartments                 0.23%            2                     0.86%                   1
   99          Club Marina MHC                           0.22%            2                     0.82%                   1
   105         Ohio MHP Portfolio                        0.19%            2                     0.73%                   4
  105.1        Arrowhead Lake                            0.10%            2                     0.36%                   1
  105.2        Swanton Meadows                           0.04%            2                     0.16%                   1
  105.3        Sylvania Estates                          0.04%            2                     0.13%                   1
  105.4        Grand Rapids                              0.02%            2                     0.07%                   1
   110         Galloway Apartments                       0.18%            2                     0.69%                   1
   118         Kern MHP                                  0.16%            2                     0.61%                   1
   120         Meadowbrook Apartments                    0.16%            2                     0.60%                   1
   122         Tamarack East MHC                         0.16%            2                     0.59%                   1
   123         Village Glen MHC                          0.16%            2                     0.58%                   1
   127         Portland Fairview RV Resort               0.15%            1                     0.20%                   1
   129         Crystal Pointe MHC                        0.14%            2                     0.53%                   1
   130         Rivermont Apartments                      0.14%            2                     0.53%                   1
   136         Hidden Village MHC                        0.13%            2                     0.50%                   1
   137         Park Apartments Phases I & II             0.13%            2                     0.50%                   1
   138         Stone Ridge Apartments Phase II           0.13%            2                     0.49%                   1
   144         Indiana MHP Portfolio                     0.12%            2                     0.46%                   3
  144.1        Berkshire Pointe                          0.05%            2                     0.18%                   1
  144.2        Beechwood Pointe                          0.04%            2                     0.15%                   1
  144.3        Amberly Pointe                            0.04%            2                     0.14%                   1
   146         Lost Springs Apartments                   0.12%            2                     0.44%                   1
   151         El Monte MHC                              0.12%            2                     0.44%                   1
   157         Hamilton Gardens                          0.11%            2                     0.41%                   1
   163         McNary Oaks MHC                           0.11%            2                     0.40%                   1
   166         Indian Woods                              0.10%            2                     0.39%                   2
  166.1        Woodlake                                  0.05%            2                     0.20%                   1
  166.2        Indian Village                            0.05%            2                     0.19%                   1
   167         Scioto Estates MHC                        0.10%            2                     0.39%                   1
   176         Viking Estates MHC                        0.09%            2                     0.34%                   1
   179         Holland Gardens Apartments                0.09%            2                     0.33%                   1
   180         Roman Gardens Apartments                  0.09%            2                     0.32%                   1
   182         Briarwood MHC                             0.08%            2                     0.29%                   1
   194         Doubletree I Apartments                   0.06%            2                     0.22%                   1
   198         Whispering Pines MHC                      0.05%            2                     0.19%                   1
   199         Paradise View Apartments                  0.05%            2                     0.17%                   1
   200         Mosier Manor                              0.04%            2                     0.17%                   1


             Mortgage               Cut-off          General                Detailed
               Loan                  Date            Property               Property
Loan No.    Seller(2)            Balance ($)(3)       Type                   Type                    Address
------------------------------------------------------------------------------------------------------------------------------------
    3          GACC               204,000,000      Multifamily            Conventional            Various
   3.1         GACC                12,400,000      Multifamily            Conventional            635 Riverside Drive
   3.2         GACC                10,800,000      Multifamily            Conventional            120 West 105th Street
   3.3         GACC                10,160,000      Multifamily            Conventional            894 Riverside Drive
   3.4         GACC                 9,920,000      Multifamily            Conventional            350 Manhattan Avenue
   3.5         GACC                 9,040,000      Multifamily            Conventional            10-16 Manhattan Avenue
   3.6         GACC                 8,720,000      Multifamily            Conventional            605 West 156th Street
   3.7         GACC                 8,480,000      Multifamily            Conventional            35 Saint Nicholas Terrace
   3.8         GACC                 8,240,000      Multifamily            Conventional            25-29 Saint Nicholas Terrace
   3.9         GACC                 8,240,000      Multifamily            Conventional            400-408 West 128th Street
  3.10         GACC                 8,160,000      Multifamily            Conventional            165-167 & 169-171 Manhattan Avenue
  3.11         GACC                 7,280,000      Multifamily            Conventional            634 West 135th Street
  3.12         GACC                 7,040,000      Multifamily            Conventional            15 West 107th Street
  3.13         GACC                 6,720,000      Multifamily            Conventional            520 West 139th Street
  3.14         GACC                 6,400,000      Multifamily            Conventional            291 Edgecombe Avenue
  3.15         GACC                 6,160,000      Multifamily            Conventional            312 West 114th Street
  3.16         GACC                 6,000,000      Multifamily            Conventional            106 West 105th Street
  3.17         GACC                 5,600,000      Multifamily            Conventional            4-6 West 108th Street
  3.18         GACC                 5,600,000      Multifamily            Conventional            8-10 West 108th Street
  3.19         GACC                 5,360,000      Multifamily            Conventional            7-9 West 108th Street
  3.20         GACC                 5,200,000      Multifamily            Conventional            625 West 156th Street
  3.21         GACC                 4,400,000      Multifamily            Conventional            3-5 West 108th Street
  3.22         GACC                 4,320,000      Multifamily            Conventional            5 West 101st Street
  3.23         GACC                 4,240,000      Multifamily            Conventional            63 West 107th Street
  3.24         GACC                 3,920,000      Multifamily            Conventional            287 Edgecombe Avenue
  3.25         GACC                 3,680,000      Multifamily            Conventional            21 West 106th Street
  3.26         GACC                 3,440,000      Multifamily            Conventional            203 West 108th Street
  3.27         GACC                 3,280,000      Multifamily            Conventional            216 West 108th Street
  3.28         GACC                 3,200,000      Multifamily            Conventional            65 West 107th Street
  3.29         GACC                 2,880,000      Multifamily            Conventional            67 West 107th Street
  3.30         GACC                 2,800,000      Multifamily            Conventional            109 West 105th Street
  3.31         GACC                 2,720,000      Multifamily            Conventional            302 West 114th Street
  3.32         GACC                 2,240,000      Multifamily            Conventional            123 West 106th Street
  3.33         GACC                 2,240,000      Multifamily            Conventional            125 West 106th Street
  3.34         GACC                 1,840,000      Multifamily            Conventional            61-63 West 104th Street
  3.35         GACC                 1,760,000      Multifamily            Conventional            627 West 113th Street
  3.36         GACC                 1,520,000      Multifamily            Conventional            127 West 106th Street
    6          GACC               150,000,000      Multifamily            Conventional            11215 Oak Leaf Drive
   15          GACC                57,020,000      Multifamily            Conventional            250 Palm Valley Boulevard
   18          GACC                54,070,000      Multifamily            Conventional            350 La Strada Drive
   20          BofA                40,400,000      Multifamily            Conventional            616 St. Paul Avenue
   21          GACC                38,500,000      Manufactured Housing   Manufactured Housing    165 Blossom Hill Road
   23          GACC                31,000,000      Multifamily            Conventional            1865 Burnett Street
   29          GACC                24,500,000      Multifamily            Conventional            1105 Island Park Boulevard
   30          BCRE                23,250,000      Multifamily            Conventional            704 South Chambers Road
   36          BCRE                21,400,000      Multifamily            Conventional            200 South Linden Avenue
   37          GACC                20,300,000      Multifamily            Conventional            2850 East Bonanza Road
   39          GACC                19,750,000      Multifamily            Conventional            4122 Meadow Parkway
   43          BCRE                16,800,000      Multifamily            Conventional            Various
  43.1         BCRE                 7,736,000      Multifamily            Conventional            5413 Aurora Avenue
  43.2         BCRE                 6,384,000      Multifamily            Conventional            5528 Meredith Drive
  43.3         BCRE                 2,680,000      Multifamily            Conventional            3901 Woodland Avenue
   46          GACC                16,500,000      Multifamily            Conventional            670 Louis Henna Boulevard
   47          BCRE                16,400,000      Multifamily            Conventional            2495 Meadow Ridge Lane
   53          BofA                15,367,510      Multifamily            Conventional            11900 City Park Central Lane
   55          BofA                14,720,000      Multifamily            Conventional            500 Rolling Hills Place
   57          GECC                14,455,000      Multifamily            Conventional            6500 Walden Run Circle
   58          GECC                14,200,000      Manufactured Housing   Manufactured Housing    4080 Pedely Road
   60          GACC                14,030,000      Manufactured Housing   Manufactured Housing    5680 Santa Teresa Boulevard
 Rollup        GECC                13,880,000      Multifamily            Conventional            Various
   62          GECC                 9,600,000      Multifamily            Conventional            157 Treetop Drive
   63          GECC                 4,280,000      Multifamily            Conventional            1000 Riverbank Drive
   64          BofA                13,500,000      Multifamily            Conventional            2738 Roosevelt Boulevard
   66          BCRE                12,700,000      Multifamily            Conventional            3300 River Park Drive
   70          BCRE                12,000,000      Multifamily            Conventional            2000 London Town Lane
   71          GECC                12,000,000      Multifamily            Conventional            1530 Wimbledon Drive
   72          GECC                11,850,000      Manufactured Housing   Manufactured Housing    250 North Linden Avenue
   73          GECC                11,760,000      Manufactured Housing   Manufactured Housing    7717 Church Avenue
   74          BCRE                11,200,000      Multifamily            Conventional            5980 Marine Parkway
   80          GECC                10,450,000      Multifamily            Student Housing         1111 High Road
   81          BCRE                10,400,000      Manufactured Housing   Manufactured Housing    703 Fresh Pond Avenue
   82          GECC                10,300,000      Manufactured Housing   Manufactured Housing    Various
  82.1         GECC                 6,000,000      Manufactured Housing   Manufactured Housing    11150 North Telegraph Road
  82.2         GECC                 2,200,000      Manufactured Housing   Manufactured Housing    1830 State Route 725
  82.3         GECC                 2,100,000      Manufactured Housing   Manufactured Housing    50 Voyager Boulevard
   91          GECC                 9,400,000      Multifamily            Conventional            4023 Fontana Drive
   95          BofA                 9,000,000      Multifamily            Conventional            200 Middlesex Road
   99          GECC                 8,575,000      Manufactured Housing   Manufactured Housing    55 Pacifica Avenue
   105         BCRE                 7,636,000      Manufactured Housing   Manufactured Housing    Various
  105.1        BCRE                 3,837,263      Manufactured Housing   Manufactured Housing    2170 South Berkey Sourthern Road
  105.2        BCRE                 1,695,177      Manufactured Housing   Manufactured Housing    10487 Country Road 4
  105.3        BCRE                 1,413,931      Manufactured Housing   Manufactured Housing    7924 West Central Avenue
  105.4        BCRE                   689,629      Manufactured Housing   Manufactured Housing    17468 Wapakoneta Road
   110         BCRE                 7,300,000      Multifamily            Conventional            400 South DuPont Highway
   118         GECC                 6,400,000      Manufactured Housing   Manufactured Housing    8300 Kern Canyon Road
   120         GECC                 6,302,744      Multifamily            Conventional            1404-1410 Northwest Richmond Beach
   122         GECC                 6,250,000      Manufactured Housing   Manufactured Housing    2312 South Goldenrod Road
   123         GECC                 6,150,000      Manufactured Housing   Manufactured Housing    1825 Marywood Road
   127         GECC                 5,838,989      Manufactured Housing   Manufactured Housing    21401 Northeast Sandy Boulevard
   129         GECC                 5,600,000      Manufactured Housing   Manufactured Housing    8111 195th Street East
   130         GECC                 5,540,000      Multifamily            Conventional            2160 North Thompson Lane
   136         GECC                 5,250,000      Manufactured Housing   Manufactured Housing    3035 66th Avenue North
   137         GECC                 5,213,842      Multifamily            Conventional            2034 Parkshore Drive
   138         BCRE                 5,184,568      Multifamily            Conventional            7111 Vedder Drive
   144         BCRE                 4,855,367      Manufactured Housing   Manufactured Housing    Various
  144.1        BCRE                 1,885,790      Manufactured Housing   Manufactured Housing    8000 Berkshire Point
  144.2        BCRE                 1,538,978      Manufactured Housing   Manufactured Housing    1303 West York Road
  144.3        BCRE                 1,430,599      Manufactured Housing   Manufactured Housing    1200 Birchtree Lane
   146         GECC                 4,629,112      Multifamily            Conventional            2900 North 22nd Street
   151         GECC                 4,584,000      Manufactured Housing   Manufactured Housing    1517 Merced Avenue
   157         BCRE                 4,300,000      Multifamily            Conventional            1310 Nottingham Way
   163         GECC                 4,186,219      Manufactured Housing   Manufactured Housing    5355 River Road North
   166         GECC                 4,100,000      Manufactured Housing   Manufactured Housing    Various
  166.1        GECC                 2,077,578      Manufactured Housing   Manufactured Housing    26250 Cummings Road
  166.2        GECC                 2,022,422      Manufactured Housing   Manufactured Housing    3850 DeLong Road
   167         GECC                 4,100,000      Manufactured Housing   Manufactured Housing    3001 Northup Avenue
   176         GECC                 3,625,000      Manufactured Housing   Manufactured Housing    15401 122nd Avenue Court East
   179         BCRE                 3,480,000      Multifamily            Conventional            13308 Starlite Drive
   180         GACC                 3,380,000      Multifamily            Student Housing         1060 East 450 North
   182         GECC                 3,100,000      Manufactured Housing   Manufactured Housing    4950 West Farm Road 156
   194         GECC                 2,290,192      Multifamily            Conventional            601 West Easy Street
   198         GECC                 2,040,000      Manufactured Housing   Manufactured Housing    1011 North 34th Avenue
   199         GECC                 1,802,917      Multifamily            Conventional            2797 Coy Kaylor Drive
   200         GECC                 1,750,000      Manufactured Housing   Manufactured Housing    1300 3rd Avenue

                                                                               Net            Loan per Net
                                                                             Rentable           Rentable            Occupancy
Loan No.   City                 County           State     Zip Code      Units/Pads/Beds    Unit/Pad/Bed ($)           Rate
------------------------------------------------------------------------------------------------------------------------------------
    3      New York             New York          NY        Various           1,083             188,366               96.9%
   3.1     New York             New York          NY         10031              66              187,879               93.9%
   3.2     New York             New York          NY         10025              61              177,049               98.4%
   3.3     New York             New York          NY         10032              55              184,727               100.0%
   3.4     New York             New York          NY         10026              50              198,400               94.0%
   3.5     New York             New York          NY         10025              40              226,000               97.6%
   3.6     New York             New York          NY         10032              43              202,791               95.3%
   3.7     New York             New York          NY         10027              54              157,037               98.1%
   3.8     New York             New York          NY         10027              54              152,593               98.2%
   3.9     New York             New York          NY         10027              57              144,561               94.7%
  3.10     New York             New York          NY         10025              49              166,531               98.0%
  3.11     New York             New York          NY         10031              39              186,667               97.4%
  3.12     New York             New York          NY         10025              31              227,097               100.0%
  3.13     New York             New York          NY         10031              41              163,902               97.6%
  3.14     New York             New York          NY         10031              28              228,571               82.1%
  3.15     New York             New York          NY         10026              24              256,667               95.8%
  3.16     New York             New York          NY         10025              19              315,789               100.0%
  3.17     New York             New York          NY         10025              24              233,333               100.0%
  3.18     New York             New York          NY         10025              24              233,333               95.8%
  3.19     New York             New York          NY         10025              24              223,333               100.0%
  3.20     New York             New York          NY         10032              33              157,576               97.0%
  3.21     New York             New York          NY         10025              24              183,333               100.0%
  3.22     New York             New York          NY         10025              20              216,000               100.0%
  3.23     New York             New York          NY         10025              19              223,158               100.0%
  3.24     New York             New York          NY         10031              25              156,800               88.0%
  3.25     New York             New York          NY         10025              20              184,000               100.0%
  3.26     New York             New York          NY         10025              20              172,000               100.0%
  3.27     New York             New York          NY         10025              15              218,667               100.0%
  3.28     New York             New York          NY         10025              20              160,000               90.0%
  3.29     New York             New York          NY         10025              19              151,579               100.0%
  3.30     New York             New York          NY         10025              15              186,667               100.0%
  3.31     New York             New York          NY         10026              20              136,000               90.0%
  3.32     New York             New York          NY         10025              10              224,000               100.0%
  3.33     New York             New York          NY         10025              10              224,000               100.0%
  3.34     New York             New York          NY         10025              10              184,000               100.0%
  3.35     New York             New York          NY         10025              10              176,000               100.0%
  3.36     New York             New York          NY         10025              10              152,000               100.0%
    6      Silver Spring        Montgomery        MD         20901            1,119             134,048               76.0%
   15      San Jose             Santa Clara       CA         95123             274              208,102               90.9%
   18      San Jose             Santa Clara       CA         95123             226              239,248               94.2%
   20      Los Angeles          Los Angeles       CA         90017             225              179,556               92.9%
   21      San Jose             Santa Clara       CA         95123             541               71,165               100.0%
   23      Brooklyn             Kings             NY         11229             144              215,278               96.5%
   29      Shreveport           Caddo             LA         71105             314               78,025               93.3%
   30      Aurora               Arapahoe          CO         80017             472               49,258               93.6%
   36      Rialto               San Bernardino    CA         92376             347               61,671               91.4%
   37      Las Vegas            Clark             NV         89101             344               59,012               90.1%
   39      Hermantown           St. Louis         MN         55811             166              118,976               97.0%
   43      Various              Polk              IA        Various            574               29,268               85.9%
  43.1     Des Moines           Polk              IA         50310             334               23,162               84.1%
  43.2     Des Moines           Polk              IA         50310             168               38,000               85.7%
  43.3     West Des Moines      Polk              IA         50266              72               37,222               94.4%
   46      Round Rock           Williamson        TX         78664             256               64,453               93.8%
   47      Montgomery           Montgomery        AL         36117             288               56,944               97.6%
   53      Houston              Harris            TX         77047             270               56,917               91.9%
   55      Lancaster            Dallas            TX         75146             384               38,333               94.0%
   57      Huntsville           Madison           AL         35806             244               59,242               93.4%
   58      Riverside            Riverside         CA         92509             240               59,167               100.0%
   60      San Jose             Santa Clara       CA         95123             147               95,442               100.0%
 Rollup    Various              Cumberland        NC        Various            352               39,432               82.9%
   62      Fayetteville         Cumberland        NC         28311             248               39,432               77.8%
   63      Spring Lake          Cumberland        NC         28390             104               39,432               95.2%
   64      Clearwater           Pinellas          FL         33760             224               60,268               98.7%
   66      Fort Worth           Tarrant           TX         76116             280               45,357               93.9%
   70      Montgomery           Montgomery        AL         36117             224               53,571               95.1%
   71      Greenville           Pitt              NC         27858             184               65,217               94.0%
   72      Rialto               San Bernardino    CA         92376             327               36,239               98.2%
   73      Highland             San Bernardino    CA         92346             215               54,698               100.0%
   74      Mentor-on-the-Lake   Lake              OH         44060             280               40,000               81.4%
   80      Tallahassee          Leon              FL         32304             136               76,838               94.4%
   81      Calverton            Suffolk           NY         11933             326               31,902               97.4%
   82      Various              Various         Various     Various            644               15,994               79.2%
  82.1     Carleton             Monroe            MI         48117             332               18,072               71.7%
  82.2     Spring Valley        Greene            OH         45370             163               13,497               86.5%
  82.3     Dayton               Montgomery        OH         45427             149               14,094               87.9%
   91      Oklahoma City        Oklahoma          OK         73116             113               83,186               100.0%
   95      Matawan              Monmouth          NJ         07747             100               90,000               99.0%
   99      Bay Point            Contra Costa      CA         94565             170               50,441               100.0%
   105     Various              Various           OH        Various            541               14,115               88.9%
  105.1    Swanton              Lucas             OH         43558             247               15,535               88.7%
  105.2    Swanton              Fulton            OH         43558             136               12,465               83.8%
  105.3    Toledo               Lucas             OH         43617              92               15,369               92.4%
  105.4    Grand Rapids         Wood              OH         43522              66               10,449               95.5%
   110     New Castle           New Castle        DE         19720             129               56,589               93.8%
   118     Bakersfield          Kern              CA         93306             163               39,264               95.1%
   120     Shoreline            King              WA         98177             115               54,806               95.7%
   122     Orlando              Orange            FL         32822             135               46,296               96.0%
   123     Melbourne            Brevard           FL         32934             144               42,708               91.7%
   127     Fairview             Multnomah         OR         97024             407               14,346               70.0%
   129     Spanaway             Pierce            WA         98387             126               44,444               97.6%
   130     Murfreesboro         Rutherford        TN         37129             106               52,264               91.5%
   136     Saint Petersburg     Pinellas          FL         33702             130               40,385               97.8%
   137     Fayetteville         Washington        AR         72703             324               16,092               98.8%
   138     Indianapolis         Marion            IN         46241              96               54,006               91.7%
   144     Various              Various           IN        Various            350               13,872               69.1%
  144.1    New Salisbury        Harrison          IN         47161             115               16,398               91.3%
  144.2    Austin               Scott             IN         47102             120               12,825               49.2%
  144.3    Scottsburg           Scott             IN         47170             115               12,440               67.8%
   146     Rogers               Benton            AR         72756             240               19,288               98.8%
   151     El Monte             Los Angeles       CA         91733              79               58,025               100.0%
   157     Hamilton             Mercer            NJ         08609             154               27,922               94.2%
   163     Keizer               Marion            OR         97303             122               34,313               95.1%
   166     Various              Various           OH        Various            349               11,748               81.9%
  166.1    Millbury             Wood              OH         43447             145               14,328               86.2%
  166.2    Lima                 Allen             OH         45806             204               9,914                78.9%
   167     South Bloomfield     Pickaway          OH         43103             216               18,981               92.1%
   176     Puyallup             Pierce            WA         98374              75               48,333               100.0%
   179     Brook Park           Cuyahoga          OH         44142             136               25,588               96.3%
   180     Provo                Utah              UT         84606              47               71,915               93.6%
   182     Brookline Station    Greene            MO         65619             167               18,563               80.8%
   194     Rogers               Benton            AR         72756             216               10,603               97.7%
   198     Yakima               Yakima            WA         98902              66               30,909               97.0%
   199     Fayetteville         Washington        AR         72703             132               13,658               98.5%
   200     Mosier               Wasco             OR         97040              76               23,026               96.1%


                                                                                           Studio
                                                                         --------------------------------------------
            Occupancy      Elevator(s)            Utilities                  #          Avg Rent per         Max
Loan No.    As-of Date      (Yes/No)            Paid by Tenant           Units (15)     mo. ($)(15)     Rent ($)(15)
---------------------------------------------------------------------------------------------------------------------
    3        1/1/2007        Various               Various
   3.1       1/1/2007          Yes              Electric, Gas
   3.2       1/1/2007          Yes                 Electric                    1             1,699          1,699
   3.3       1/1/2007          Yes              Electric, Gas                  2               961          1,100
   3.4       1/1/2007          Yes              Electric, Gas
   3.5       1/1/2007          Yes              Electric, Gas
   3.6       1/1/2007          Yes                 Electric                    4               829            975
   3.7       1/1/2007          Yes                 Electric
   3.8       1/1/2007          Yes                 Electric
   3.9       1/1/2007          No                  Electric                    1               787            787
  3.10       1/1/2007          Yes                 Electric                    1             1,750          1,750
  3.11       1/1/2007          Yes              Electric, Gas                  7               980          1,079
  3.12       1/1/2007          Yes              Electric, Gas
  3.13       1/1/2007          Yes                 Electric
  3.14       1/1/2007          Yes              Electric, Gas
  3.15       1/1/2007          No               Electric, Gas
  3.16       1/1/2007          No               Electric, Gas
  3.17       1/1/2007          No               Electric, Gas
  3.18       1/1/2007          No               Electric, Gas
  3.19       1/1/2007          Yes              Electric, Gas
  3.20       1/1/2007          Yes                 Electric
  3.21       1/1/2007          Yes              Electric, Gas
  3.22       1/1/2007          No               Electric, Gas
  3.23       1/1/2007          No               Electric, Gas
  3.24       1/1/2007          Yes              Electric, Gas
  3.25       1/1/2007          No               Electric, Gas
  3.26       1/1/2007          No                  Electric                    1               517            517
  3.27       1/1/2007          No               Electric, Gas
  3.28       1/1/2007          No               Electric, Gas                  1             1,399          1,399
  3.29       1/1/2007          No                  Electric                    1             1,747          1,747
  3.30       1/1/2007          No                  Electric
  3.31       1/1/2007          No               Electric, Gas                  5               493            965
  3.32       1/1/2007          No               Electric, Gas
  3.33       1/1/2007          No               Electric, Gas
  3.34       1/1/2007          No               Electric, Gas
  3.35       1/1/2007          No               Electric, Gas
  3.36       1/1/2007          No               Electric, Gas                  1             1,675          1,675
    6       1/31/2007          Yes          Electric, Sewer, Water           213             1,380          1,410
   15        1/3/2007          No           Electric, Sewer, Water
   18        1/3/2007          No           Electric, Sewer, Water
   20       2/28/2007          Yes              Electric, Gas                 25             1,578          1,578
   21       2/23/2007                       Electric, Sewer, Water
   23       2/14/2007          No               Electric, Gas
   29        3/8/2007          No              Electric, Water
   30       1/15/2007          No        Electric, Gas, Sewer, Water
   36       11/15/2006         No                  Electric
   37       3/16/2007          No           Electric, Sewer, Water
   39        3/7/2007          No        Electric, Gas, Sewer, Water
   43        1/1/2007          No                  Electric
  43.1       1/1/2007          No                  Electric
  43.2       1/1/2007          No                  Electric
  43.3       1/1/2007          No                  Electric
   46        3/1/2007          No                  Electric
   47       11/30/2006         No                  Electric
   53       2/14/2007          No                   Water
   55       12/6/2006          No           Electric, Sewer, Water
   57        1/3/2007          No                  Electric
   58       9/30/2006                    Electric, Gas, Sewer, Water
   60       2/23/2007                    Electric, Gas, Sewer, Water
 Rollup      Various           No           Electric, Sewer, Water
   62       12/14/2006         No           Electric, Sewer, Water
   63        1/3/2007          No           Electric, Sewer, Water
   64        2/1/2007          No        Electric, Gas, Sewer, Water
   66       11/16/2006         No           Electric, Sewer, Water
   70       11/30/2006         No                  Electric
   71       12/31/2006         No                  Electric
   72       9/30/2006                    Electric, Gas, Sewer, Water
   73       9/30/2006                    Electric, Gas, Sewer, Water
   74       12/26/2006         No               Electric, Gas
   80       11/15/2006         No           Electric, Sewer, Water
   81        2/1/2007                           Electric, Gas
   82       10/4/2006                    Electric, Gas, Sewer, Water
  82.1      10/4/2006                    Electric, Gas, Sewer, Water
  82.2      10/4/2006                    Electric, Gas, Sewer, Water
  82.3      10/4/2006                    Electric, Gas, Sewer, Water
   91       8/31/2006          No              Electric, Water
   95       12/22/2006         No                  Electric
   99       1/31/2007                    Electric, Gas, Sewer, Water
   105      10/31/2006                          Electric, Gas
  105.1     10/31/2006                          Electric, Gas
  105.2     10/31/2006                          Electric, Gas
  105.3     10/31/2006                          Electric, Gas
  105.4     10/31/2006                          Electric, Gas
   110      11/30/2006         No                  Electric
   118      11/1/2006                    Electric, Gas, Sewer, Water
   120      11/30/2006         Yes                 Electric
   122      9/12/2006                    Electric, Gas, Sewer, Water
   123      8/31/2006                    Electric, Gas, Sewer, Water
   127      11/30/2006                             Electric
   129       1/4/2007                       Electric, Sewer, Water
   130      12/12/2006         No                  Electric
   136      9/26/2006                    Electric, Gas, Sewer, Water
   137      11/30/2006         No        Electric, Gas, Sewer, Water
   138      12/1/2006          No                  Electric
   144      11/28/2006                   Electric, Gas, Sewer, Water
  144.1     11/28/2006                   Electric, Gas, Sewer, Water
  144.2     11/28/2006                   Electric, Gas, Sewer, Water
  144.3     11/28/2006                   Electric, Gas, Sewer, Water
   146      11/1/2006          No        Electric, Gas, Sewer, Water
   151      9/30/2006                       Electric, Sewer, Water
   157      10/24/2006         No               Electric, Gas
   163      8/31/2006                    Electric, Gas, Sewer, Water
   166      8/30/2006                              Various
  166.1     8/30/2006                    Electric, Gas, Sewer, Water
  166.2     8/30/2006                           Electric, Gas
   167      9/30/2006                    Electric, Gas, Sewer, Water
   176       1/4/2007                          Electric, Water
   179      12/16/2006         No                  Electric
   180      1/22/2007          No                  Electric
   182      8/31/2006                           Electric, Gas
   194      10/31/2006         No              Electric, Water
   198       9/1/2006                              Electric
   199      10/31/2006         No        Electric, Gas, Sewer, Water
   200      10/1/2006                              Electric


                                    1 Bedroom                                                  2 Bedroom
                  ---------------------------------------------------       -------------------------------------------------
                      #            Avg Rent per            Max                   #            Avg Rent per            Max
 Loan No.         Units (15)       mo. ($)(15)        Rent ($)(15)         Units (15)         mo. ($)(15)        Rent ($)(15)
-----------------------------------------------------------------------------------------------------------------------------
     3
    3.1               1                 169                169                 43                  997               2,084
    3.2              38               1,311              2,479                 17                1,236               2,479
    3.3              13                 596                736                  9                  776               2,100
    3.4               9                 904              1,310                 35                1,162               2,085
    3.5                                                                        18                1,186               2,321
    3.6               4               1,103              1,276                 23                1,007               2,200
    3.7              11                 884              1,180                 40                  951               1,800
    3.8              14                 852              1,175                 37                  815               1,600
    3.9              27                 893              1,207                 11                  796               1,182
   3.10              20                 955              1,399                 27                1,226               1,759
   3.11               6                 841              1,150                 13                  687               1,387
   3.12               1                 339                339                 13                1,540               2,877
   3.13               5                 653              1,150                 16                  731               1,550
   3.14               3                 749                                     1                1,650               1,650
   3.15                                                                        10                1,021               1,600
   3.16
   3.17                                                                         5                  969               1,500
   3.18                                                                         2                1,622               1,852
   3.19                                                                        12                1,057               1,885
   3.20               1                                                        32                  727               1,800
   3.21               1                 783                783                 18                  999               1,932
   3.22              10               1,149              1,668                 10                1,155               1,620
   3.23                                                                         9                1,160               1,816
   3.24
   3.25              20               1,016              1,451
   3.26                                                                         5                1,263               1,663
   3.27                                                                         9                  967               1,564
   3.28               3                 236                236                  8                1,019               1,989
   3.29                                                                         9                1,315               1,989
   3.30              13               1,008              1,299                  2                1,135               1,137
   3.31              15                 645              1,200
   3.32                                                                        10                1,402               1,899
   3.33                                                                        10                1,319               2,157
   3.34               5               1,268              1,707                  5                1,330               1,800
   3.35               9               1,073              1,800
   3.36                                                                         8                1,277               1,688
     6              282               1,734              1,810                396                2,041               2,045
    15               89               1,400              1,450                152                1,692               1,860
    18               49               1,471              1,575                153                1,834               1,990
    20              135               1,772              1,772                 65                2,340               2,340
    21
    23               96               1,381              1,826                 48                1,766               2,748
    29               83                 799                807                153                  925                 940
    30              194                 553                644                278                  670                 811
    36               62                 686                890                284                  953               1,115
    37              100                 610                610                220                  735                 735
    39                                                                        110                  905                 939
    43
   43.1              12                 530                545                322                  585               1,290
   43.2              91                 580                750                 77                  730                 750
   43.3               7                 625                625                 65                  735                 750
    46              124                 730                795                106                  940               1,046
    47              112                 595                635                152                  681                 779
    53              156                 802                845                114                1,084               1,110
    55              168                 548                590                200                  676                 749
    57               96                 730                820                120                  837                 861
    58
    60
  Rollup
    62               48                 546                630                180                  657                 732
    63               17                 582                625                 71                  682                 712
    64              112                 651                700                 72                  825                 890
    66              164                 569                791                116                  745               1,119
    70               92                 570                655                100                  648                 735
    71               96                 618                625                 88                  766                 795
    72
    73
    74              140                 599                599                140                  699                 699
    80                                                                         64                  726                 770
    81
    82
   82.1
   82.2
   82.3
    91                                                                         80                  904                 953
    95               69                 991              1,015                 31                1,141               1,215
    99
    105
   105.1
   105.2
   105.3
   105.4
    110              63                 648                725                 65                  788                 825
    118
    120              34                 718                775                 75                  837                 900
    122
    123
    127
    129
    130              36                 578                635                 58                  704                 794
    136
    137             108                 434                450                216                  513                 525
    138              16                 616                630                 48                  695                 720
    144
   144.1
   144.2
   144.3
    146              80                 425                430                160                  505                 520
    151
    157              89                 639                790                 65                  744                 770
    163
    166
   166.1
   166.2
    167
    176
    179              89                 456                475                 47                  559                 580
    180               1                 480                480                 36                1,051               1,080
    182
    194              72                 393                420                144                  403                 430
    198
    199              44                 443                455                 88                  543                 555
    200


                                   3 Bedroom                                                   4 Bedroom
                  ---------------------------------------------------         -----------------------------------------------
                      #           Avg Rent per             Max                    #           Avg Rent per           Max
  Loan No.        Units (15)      mo. ($) (15)        Rent ($) (15)           Units (15)      mo. ($) (15)      Rent ($) (15)
-----------------------------------------------------------------------------------------------------------------------------
     3
    3.1               13              1,074              2,764                     9               675              1,274
    3.2                5                709                877
    3.3               21                704              1,094                    10               697                961
    3.4                6              1,149              1,813
    3.5               17                949              2,672                     5             2,417              3,200
    3.6               11                874              1,372
    3.7                1              1,380              1,380
    3.8                3              1,348              1,350
    3.9               17                711              1,688
    3.10               1              2,200              2,200
    3.11               6                794              1,699                     7               535                635
    3.12              12                787              2,620                     5             1,267              1,861
    3.13              14                873              1,900                     5               735              1,257
    3.14              16              1,057              1,695                     8               819              1,349
    3.15              14              1,469              2,400
    3.16                                                                          19             1,439              2,450
    3.17              13                781              2,304                     6             1,527              3,000
    3.18              10              1,027              2,000                    11             1,189              2,600
    3.19               9              1,111              2,399                     3             1,100              1,242
    3.20
    3.21               4                899              1,512                     1             1,072              1,072
    3.22
    3.23              10              1,569              2,079
    3.24              16                538              1,600                     8               759              1,649
    3.25
    3.26               6                578              1,201                     8               585              1,203
    3.27               3                556                913                     3               976              1,516
    3.28               8              1,486              1,989
    3.29               9                821              1,989
    3.30
    3.31
    3.32
    3.33
    3.34
    3.35               1              2,638              2,638
    3.36
     6               228              2,320              2,365
     15               33              2,065              2,095
     18               24              2,277              2,339
     20
     21
     23
     29               78              1,106              1,106
     30
     36                1              1,000              1,000
     37               24                875                875
     39               56              1,216              1,355
     43
    43.1
    43.2
    43.3
     46               26              1,263              1,275
     47               24                825                909
     53
     55               16                920                920
     57               28                966                990
     58
     60
   Rollup
     62               20                765                849
     63               16                752                825
     64               40              1,009              1,009
     66
     70               32                757                790
     71
     72
     73
     74
     80               72                960              1,070
     81
     82
    82.1
    82.2
    82.3
     91               33                972              1,007
     95
     99
    105
   105.1
   105.2
   105.3
   105.4
    110                1                899                899
    118
    120                6              1,080              1,200
    122
    123
    127
    129
    130               12                945              1,035
    136
    137
    138               32                787                850
    144
   144.1
   144.2
   144.3
    146
    151
    157
    163
    166
   166.1
   166.2
    167
    176
    179
    180               10              1,440              1,440
    182
    194
    198
    199
    200

FOOTNOTES TO ANNEX A-1 AND A-2
--------------------------------------------------------------------------------

1 The Manhattan Apartment Portfolio consists of the following Borrower entities: 10-16 Manhattan Avenue LLC; 5 West 101st Street LLC; 61-63 West 104th Street LLC; 106 W. 105th Street LLC; 109 West 105th Street LLC; 120
      W. 105th Street LLC; 21 W. 106th Street LLC; 123 West 106th Street LLC; 125 West 106th Street LLC; 127 West 106th Street LLC; 165-171 Manhattan Avenue LLC; 15 West 107th Street LLC; 63 W. 107th Street LLC; 65 W. 107th Street LLC; 67 W. 107th Street LLC; 3-5 W. 108th Street LLC; 4-6 West 108th Street LLC; 7-9 W. 108th Street LLC; 8-10 West 108th Street LLC; 203
      W. 108th Street LLC; 216 W. 108th Street LLC; 627 W. 113th Street LLC; 302
      W. 114 Street LLC; 312 W. 114th Street LLC; 350 Manhattan Avenue NY LLC; 634 W. 135th Street LLC; 605 W. 156th Street LLC; 625 W. 156th Street LLC; 635 Riverside Drive NY LLC; 894 Riverside NY Associates LLC; 400-408 West 128th Street LLC; 25-29 St. Nicholas Terrace LLC; 35 St. Nicholas Terrace LLC; 520 W. 139th Street LLC; 287 Edgecombe Avenue LLC; 291 Edgecombe Avenue LLC

2 GECC - General Electric Capital Corporation, GACC - German American Capital Corporation, Bank of America - Bank of America, N.A., Barclays - Barclays Capital Real Estate Inc.

3     With respect to Loan Nos. 1, 4, 8, 9, 6, 11, 24, 41, 111 and 114, the
      Cut-off Date Balance represents a pari passu note in a split loan structure or the senior note in a senior/subordinate loan structure.

4 Annual Debt Service and Monthly Debt Service for loans with partial interest-only periods are shown after the expiration of the interest-only period, excluding Loan No. 10 and Loan No. 165. Annual Debt Service and Monthly Debt Service for loans which pay interest only for the entirety of their respective loan terms or do not have a fixed monthly principal and interest payment are calculated using the average monthly payment for the first 12 payment periods after the Cut-off Date on such mortgage loans. With respect to Loan No. 10 and Loan No. 165, the DSCR's are based on fixed payment schedules included in Annex A-5 and Annex A-6, respectively, to this prospectus supplement.

5 Hard means each tenant transfers its rent directly to the Lockbox account; "Soft" means each tenant transfers its rent to the related borrower or property manager who then is required to transfer the funds into the Lockbox account; "Springing Hard" means that a Lockbox is not in use at closing, but upon occurrence of a trigger event, as defined in the related loan documents, each tenant will be required to transfer its rent directly to the Lockbox account.

6 With respect to Loan Nos. 1, 3, 8, 6, 22, and 27 the DSCR is based on projected underwritten net cash flow.

7     With respect to Loan Nos. 1, 3, 8, 6, 17, 22, 27, 37, 38, 39, 48, 62, 63,
      68, 106, 111, 123, 135, 136, 139 and 163 the DSCR and/or LTV ratio was calculated taking into account a holdback amount, letter of credit and/or sponsor guarantee or was calculated based on assumptions regarding the future financial performance of the related mortgaged property on a stabilized basis. For information regarding adjustments to the calculations see "Description of the Mortgage Pool-Certain Terms and Conditions of the Mortgage Loans-Performance Escrows; Adjustments to DSCR and/or LTV Ratio."

8 With respect to Loan No. 7, the DSCR calculation is based on net cash flow, which includes income from monthly payments under a rent enhancement lease.

9 For those mortgage loans indicating an Appraisal As-of Date beyond the Cut-off Date, the Appraisal Value and the corresponding Appraisal As-of Date are based on stabilization.

10 Net Rentable Area Sq. Ft./Units/Keys includes square footage for ground lease tenants.

11 With respect to Loan No. 190, the number of units reflect only the multifamily units and do not include the two retail units at the mortgaged property.

12 For purposes of the information presented, a Mortgaged Property is, in some cases, considered "occupied" by a tenant if such tenant has executed a lease to occupy such Mortgaged Property even though the applicable tenant has not taken physical occupancy.

13 With respect to Loan No. 54, the occupancy is based on multifamily units. The property also contains 94,554 square feet of office and retail space, which was 93.9% occupied as of 1/9/2007.

14 With respect to Loan Nos. 4 and 9, the names entered are the actual Sponsors, as defined in their respective Loan Agreements, because there are no Borrower Principals for the related Mortgage Loans.

15 With respect to Loan No. 3, the number of units, average rent per month, and max rent are based on information contained in the appraisal provided by The Lietner Group. The rents shown in Annex B-Structural and Collateral Information-Manhattan Apartment Portfolio under "Specific Property Breakout" are based on the borrower provided rent roll.

                                    EXHIBIT B

                                THE MORTGAGE FILE

            The "Mortgage File" with respect to any Mortgage Loan or Serviced Whole Loan, consist of the following documents collectively (which in the case of a Serviced Whole Loan, except for the Mortgage Note referred to in clause (i) below, relate to the entire Serviced Whole Loan):

            (i) (A) the original Mortgage Note, or a lost note affidavit with a customary indemnification provision with a copy of the Mortgage Note bearing, or accompanied by, all prior and intervening endorsements or assignments showing a complete chain of endorsement or assignment from the originator of the Mortgage Loan to the Mortgage Loan Seller (or the most recent endorsee), and further endorsed (at the direction of the Depositor given pursuant to the applicable Mortgage Loan Purchase Agreement), on its face or by allonge attached thereto, without recourse, to the order of the Trustee in the following form: "Pay to the order of Wells Fargo Bank, N.A., as Trustee for the registered holders of GE Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2007-C1, without recourse, representation or warranty, express or implied" and (B) in the case of each Serviced Companion Loan, a copy of the executed Mortgage Note for such Serviced Pari Passu Loan or Serviced Companion Loan; provided, that with respect to the Premier Self Storage - Toa Baja Mortgage Loan, to create the security interest, the closing counsel for such Mortgage Loan will notarize and retain copies of the constitution of mortgage, the security agreement, the mortgage pledge and the Mortgage Note;

            (ii) an original or copy of the Mortgage and originals or copies of any intervening assignments thereof showing a complete chain of assignment from the originator of the Mortgage Loan or Serviced Whole Loan to the Mortgage Loan Seller (or the most recent assignee of record), in each case with evidence of recording indicated thereon;

            (iii) an original assignment of the Mortgage, in recordable form, executed by the Mortgage Loan Seller (or the most recent assignee of record) in blank or to "Wells Fargo Bank, N.A., as Trustee for the registered holders of GE Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2007-C1"; provided, if the related Mortgage has been recorded in the name of MERS or its designee, no Assignment of Mortgage in favor of the Trustee will be required to be prepared or delivered and instead, the Mortgage Loan Seller shall take all actions as are necessary to cause the Trustee, on behalf of the Certificateholders, to be shown as (and the Trustee shall take all necessary actions to confirm that it is shown as) the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS;

            (iv) an original or copy of any related Assignment of Leases (if such item is a document separate from the Mortgage) and the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the originator of the Mortgage Loan or Serviced Whole Loan to the Mortgage Loan Seller, in each case with evidence of recording thereon;

            (v) an original assignment of any related Assignment of Leases (if such item is a document separate from the Mortgage), in recordable form, executed by the Mortgage Loan Seller (or the most recent assignee of record) in blank or to "Wells Fargo Bank, N.A., as Trustee for the registered holders of GE Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2007-C1"; provided, if the related assignment of Assignment of Leases has been recorded in the name of MERS or its designee, no assignment of Assignment of Leases in favor of the Trustee will be required to be prepared or delivered and instead, the Mortgage Loan Seller shall take all actions as are necessary to cause the Trustee, on behalf of the Certificateholders, to be shown as (and the Trustee shall take all necessary actions to confirm that it is shown as) the owner of the related assignment of Assignment of Leases on the records of MERS for purposes of the system of recording transfers of beneficial ownership of assignments of assignment of leases maintained by MERS;

            (vi) an original or copy of any related Security Agreement and/or loan agreement (if such item is a document separate from the Mortgage) and the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the originator of the Mortgage Loan or Serviced Whole Loan to the Mortgage Loan Seller, in each case with evidence of recording thereon (if recording is necessary to protect the rights of the secured party); provided, if the related Security Agreement has been recorded in the name of MERS or its designee, no assignment of Security Agreement in favor of the Trustee will be required to be prepared or delivered and instead, the Mortgage Loan Seller shall take all actions as are necessary to cause the Trustee, on behalf of the Certificateholders, to be shown as (and the Trustee shall take all necessary actions to confirm that it is shown as) the owner of the related assignment of Security Agreement on the records of MERS for purposes of the system of recording transfers of beneficial ownership of security agreements maintained by MERS;

            (vii) an original assignment of any related Security Agreement and/or loan agreement (if such item is a document separate from the Mortgage), in recordable form (if recording is necessary to protect the rights of the secured party), executed by the Mortgage Loan Seller (or the most recent assignee of record) in blank or to "Wells Fargo Bank, N.A., as Trustee for the registered holders of GE Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2007-C1"; provided, if the related Security Agreement has been recorded in the name of MERS or its designee, no assignment of Security Agreement in favor of the Trustee will be required to be prepared or delivered and instead, the Mortgage Loan Seller shall take all actions as are necessary to cause the Trustee, on behalf of the Certificateholders, to be shown as (and the Trustee shall take all necessary actions to confirm that it is shown as) the owner of the related assignment of Security Agreement on the records of MERS for purposes of the system of recording transfers of beneficial ownership of security agreements maintained by MERS;

            (viii) originals (with respect to the Mortgage Note) or copies of all consolidation, assumption, modification, written assurance and substitution agreements, with evidence of recording thereon, where appropriate, in those instances where the terms or provisions of the Mortgage, Mortgage Note or any related security document have been consolidated or modified or the Mortgage Loan or Serviced Whole Loan has been assumed;

            (ix) the original lender's title insurance policy or a duplicate original certified by the applicable title company or a copy thereof in connection with the Mortgage Loan or Serviced Whole Loan, together with all endorsements or riders that were issued with or subsequent to the issuance of such policy, insuring the priority of the Mortgage as a first lien on the Mortgagor's interest in the Mortgaged Property, or if the policy has not yet been issued, an original or copy of a marked-up written commitment, interim binder or the pro forma title insurance policy marked as binding and countersigned by the issuer or its authorized agent either on its face or by an acknowledged closing instruction or escrow letter;

            (x) the original or to the extent the applicable Servicer has the original or a copy of any guaranty of the obligations of the Mortgagor under the Mortgage Loan or Serviced Whole Loan and any intervening assignments;

            (xi) all UCC Financing Statements (other than UCC-3 assignments to the Trustee) and continuation statements or copies thereof, as filed, or in form that is complete and suitable for filing or recording, as appropriate, or other evidence of filing acceptable to the Trustee sufficient to perfect (and maintain the perfection of) the security interest held by the originator of the Mortgage Loan or Serviced Whole Loan (and each assignee of record prior to the Trustee) in and to the personalty of the Mortgagor at the Mortgaged Property, and to transfer such security interest to the Trustee, or alternatively, a UCC acknowledgement form, UCC search from a reputable search firm, printout from UCC 11, or printouts from on-line confirmations; provided, if the related UCC Financing Statement has been recorded in the name of MERS or its designee, no UCC Financing Statement in favor of the Trustee will be required to be prepared or delivered and instead, the Mortgage Loan Seller shall take all actions as are necessary to cause the Trustee, on behalf of the Certificateholders, to be shown as (and the Trustee shall take all necessary actions to confirm that it is shown as) the owner of the related UCC Financing Statement on the records of MERS for purposes of the system of recording transfers of beneficial ownership of UCC financing statements maintained by MERS; provided, further, that with respect to the Premier Self Storage - Toa Baja Mortgage Loan, to create the security interest, the closing counsel for such Mortgage Loan will notarize and retain copies of the constitution of mortgage, the security agreement, the mortgage pledge and the Mortgage Note;

            (xii) all UCC Financing Statements (including financing statements in lieu of continuation statements and UCC-3 financing statements) in favor of the Trustee in form that is complete and suitable for filing or recording, as appropriate, acceptable to the Trustee sufficient to assign the security interest held by the originator of the Mortgage Loan or Serviced Whole Loan or its assignee, or alternatively if the UCC Financing Statements in favor of the Trustee have been filed or recorded, a UCC acknowledgement form, UCC search from a reputable search firm, printout from UCC 11, or printouts from on-line confirmations;

            (xiii) the original power of attorney or a copy thereof (with evidence of recording thereon) granted by the Mortgagor if the Mortgage, Mortgage Note or other document or instrument referred to above was not signed by the Mortgagor;

            (xiv) with respect to the Mortgage Loans with Additional Debt listed on Schedule 2 to the Pooling and Servicing Agreement, an original or copy of the subordination agreement (if any), pursuant to which such Additional Debt will be fully subordinated to such Mortgage Loan and copies of the Additional Debt documents, if available;

            (xv) with respect to any Mortgaged Property, the original Environmental Insurance Policy, if applicable, or a duplicate original or a copy thereof;

            (xvi) with respect to any Mortgage Loan or Serviced Whole Loan secured by a ground lease, an original or copy of the related ground lease and an original or a copy of the related ground lease estoppel;

            (xvii) reserved;

            (xviii) an original or copy of any escrow agreement and/or lock box agreement or cash management agreement;

            (xix) the original (or copy, if the original is held by the applicable Servicer pursuant to Section 2.01(b)) of any letter of credit for the benefit of the lender securing such Mortgage Loan, if any;

            (xx) in the case of any Whole Loan, a copy of the related Co-Lender Agreement;

            (xxi) with respect to the Non-Serviced Mortgage Loans, a copy of the related Non-Serviced Mortgage Loan Pooling Agreement;

            (xxii) Reserved;

            (xxiii) an original or copy of the environmental indemnity from the related Mortgagor;

            (xxiv) an original of the related guaranty of payment under such Mortgage Loan, if any; and

            (xxv) with respect to hospitality properties, a signed copy of the franchise agreement (if any), franchisor comfort letter (if any) and transfer documents for such comfort letter;

provided, however, that whenever the term "Mortgage File" is used to refer to documents held by the Trustee, or a Custodian appointed thereby, such term shall not be deemed to include such documents and instruments required to be included therein unless they are actually received by the Trustee or a Custodian appointed thereby; provided, further, however, that on the Closing Date, with respect to item (iii), the related Mortgage Loan Seller has delivered to the Trustee a copy of such Assignment of Mortgage in blank and has retained the completed Assignment of Mortgage for recording as described below, unless such Mortgage has been recorded in the name of MERS or its designee.

            Notwithstanding the foregoing, with respect to the Skyline Portfolio Mortgage Loan, the Pacific Shores Mortgage Loan, the Four Seasons Mortgage Loan, the Mall of America Mortgage Loan and the Americold Portfolio Mortgage Loan, the "Mortgage File" will consist of the original note (or lost note affidavit, if applicable) and endorsement and assignments specified in clause (i) above, and a copy of each additional document in the Mortgage File held by the BACM 2007-1 Trustee (with respect to the Skyline Portfolio Mortgage Loan and the Pacific Shores Mortgage Loan), the CD 2007-CD4 Trustee (with respect to the Four Seasons Mortgage Loan), the COMM 2006-C8 Trustee (with respect to the Mall of America Mortgage Loan and the JPMCC 2007-CIBC18 Trustee (with respect to the Americold Portfolio Mortgage Loan). However, if the custodian on any of the aforementioned transactions is the Custodian in this transaction, copies do not need to be made of the Mortgage Files for that particular transaction.

                                    EXHIBIT C

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

      With respect to each Mortgage Loan, the Seller hereby represents and warrants, as of the date herein specified or, if no such date is specified, as of the Closing Date, except as set forth on Schedule C-1 hereto, that:

                  (i) Mortgage Loan Schedule. The information pertaining to each
            Mortgage Loan set forth in the Mortgage Loan Schedule was true and correct in all material respects as of the Cut-off Date.

                  (ii) Legal Compliance. As of the date of its origination, such
            Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan.

                  (iii) Good Title; Conveyance. Immediately prior to the sale, transfer and assignment to the Company, the Mortgage Loan Seller had good title to, and was the sole owner of, each Mortgage Loan, and the Mortgage Loan Seller is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan (other than the rights to servicing and related compensation as reflected in the Agreement to Appointment of Servicer). The Mortgage Loan Seller has validly and effectively conveyed to the Company all legal and beneficial interest in and to such Mortgage Loan.

                  (iv) Future Advances. The proceeds of such Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder; and with respect to any mortgagee requirements for construction or maintenance of on or off site improvements for which an escrow has been established, any disbursement of such escrowed funds have satisfied the requirements of the related Mortgage Loan documents.

                  (v) Legal, Valid and Binding Obligations. Each related
            Mortgage Note, Mortgage, Assignment of Leases (if any) and other agreement executed in connection with such Mortgage Loan are legal, valid and binding obligations of the related mortgagor (subject to any non-recourse provisions therein and any state anti-deficiency legislation or market value limit deficiency legislation), enforceable in accordance with their terms, except with respect to provisions relating to default interest, late fees, additional interest, yield maintenance charges or prepayment premiums and except as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditors' rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                  (vi) Assignment of Leases and Rents. There exists as part of the related Mortgage File an Assignment of Leases either as a separate document or as part of the Mortgage. Each related Assignment of Leases creates a valid, collateral or first priority assignment of, or a valid perfected first priority security interest in, certain rights including, without limitation, the right to receive all payments due under the related lease, and no other person owns any interest therein superior to or of equal priority with the interest created under such assignment, subject only to a license granted to the related Mortgagor to exercise certain rights and to perform certain obligations of the lessor under such leases, including the right to operate the related Mortgaged Property, and subject to limits on enforceability described in Paragraph (v).

                  (vii) Offsets or Defenses. As of the date of its origination, there was no valid offset, defense, counterclaim or right to rescission with respect to any of the related Mortgage Note, Mortgage(s) or other agreements executed in connection therewith, and, as of the Cut-off Date, there is no valid offset, defense, counterclaim or right to rescission with respect to such Mortgage Note, Mortgage(s) or other agreements, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, yield maintenance charges or prepayment premiums.

                  (viii) Assignments of Mortgage and Assignment of Leases. Each related assignment of Mortgage and assignment of Assignment of Leases from the Mortgage Loan Seller to the Trustee constitutes the legal, valid and binding assignment from the Mortgage Loan Seller, except as such enforcement may be limited by bankruptcy, insolvency, receivership, redemption, reorganization, moratorium, redemption, liquidation or other laws relating to or affecting creditors' rights generally or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law); provided, if the related assignment of Mortgage and/or assignment of Assignment of Leases has been recorded in the name of Mortgage Electronic Registration Systems, Inc. ("MERS") or its designee, no assignment of Mortgage and/or assignment of Assignment of Leases in favor of the Trustee will be required to be prepared or delivered and instead, the Mortgage Loan Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. Each related Mortgage, Mortgage Note and Assignment of Leases is freely assignable upon notice to the Mortgagor and such notice has been provided.

                  (ix) Mortgage Lien; Title Exceptions. Each related Mortgage is a legal, valid and enforceable first lien on the related Mortgaged Property or Ground Lease, as applicable, including all buildings and improvements thereon, subject only to the exceptions set forth in Paragraph (v) and the following title exceptions (each such exception, a "Title Exception", and collectively, the "Title Exceptions"): (a) the lien of current real property taxes, ground rents, water charges, sewer rents and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially and adversely interferes with the current use or operation of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations when they become due or materially and adversely affects the value of the Mortgaged Property and (c) the exceptions (general and specific) and exclusions set forth in the mortgage policy of title insurance issued with respect to the Mortgage Loan or appearing of record, none of which, individually or in the aggregate, materially interferes with the current use or operation of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations when they become due or materially and adversely affects the value of the Mortgaged Property, (d) other matters to which like properties are commonly subject, none of which, individually or in the aggregate, materially and adversely interferes with the current use or operation of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (e) the right of tenants (whether under ground leases, space leases or operating leases) at the Mortgaged Property to remain following a foreclosure or similar proceeding (provided that such tenants are performing under such leases) and (f) if such Mortgage Loan is cross-collateralized with any other Mortgage Loan, the lien of the Mortgage for such other Mortgage Loan, none of which, individually or in the aggregate, materially and adversely interferes with the current use or operation of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property. Except with respect to cross-collateralized and cross-defaulted Mortgage Loans, there are no mortgage loans that are senior or pari passu with respect to the related Mortgaged Property or such Mortgage Loan.

                  (x) UCC Financing Statements. UCC Financing Statements have been filed and/or recorded (or, if not filed and/or recorded, have been submitted in proper form for filing and recording), in all public places necessary to perfect a valid security interest in all items of personal property described therein owned by a Mortgagor and located on each Mortgaged Property (other than any personal property subject to a purchase money security interest or a sale and leaseback financing arrangement permitted under the terms of such Mortgage Loan or any other personal property leases applicable to such personal property), to the extent perfection may be effected pursuant to applicable law by recording or filing, and the Mortgages, security agreements, chattel Mortgages or equivalent documents related to and delivered in connection with the related Mortgage Loans establish and create a valid and enforceable lien and security interest on such items of personalty except as enforceability may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditor's rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law; provided, if the related UCC Financing Statement has been recorded in the name of MERS or its designee, no assignment of UCC Financing Statement in favor of the Trustee will be required to be prepared or delivered and instead, the Mortgage Loan Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS). In the case of a Mortgaged Property operated as a hotel, (a) such personal property includes all personal property that a prudent institutional lender making a similar mortgage loan on the like properties would deem reasonably necessary to operate the related Mortgaged Property as it is currently being operated, (b) the related perfected security interest is prior to any other security interest that can be perfected by such UCC filing, except for permitted purchase money security interests and leases; provided that any such lease has been pledged or assigned to the lender and its assigns, and (c) the related loan documents contain such provisions as are necessary and UCC Financing Statements have been filed or submitted for filing as necessary, in each case, to perfect a valid first priority security interest in the related revenues with respect to such Mortgaged Property. Notwithstanding any of the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection.

                  (xi) Taxes and Assessments. All real estate taxes and
            governmental assessments, fees, environmental charges or water or sewer bills that prior to the Cut-off Date have become delinquent in respect of each related Mortgaged Property have been paid as of the Cut-off Date, or if in dispute, an escrow of funds in an amount sufficient to cover such payments has been established. Such taxes and assessments shall not be considered delinquent or unpaid until the date on which interest or penalties may first be payable thereon.

                  (xii) Property Condition; Condemnation Proceedings. To the
            Mortgage Loan Seller's knowledge, after conducting due diligence consistent with the practice of institutional lenders generally for properties of the same type as the related Mortgaged Property, each related Mortgaged Property as of origination, and to Mortgage Loan Seller's actual knowledge as of the Cut-Off Date, was free and clear of any material damage (other than deferred maintenance for which escrows were established at origination) that would affect materially and adversely the value, use or operation of such Mortgaged Property as security for the Mortgage Loan; and to the Mortgage Loan Seller's knowledge, there was no proceeding pending for the total or partial condemnation of such Mortgaged Property.

                  (xiii) Title Insurance. The Mortgage Loan Seller has received an ALTA lender's title insurance policy or a comparable form of lender's title insurance policy (or a commitment "marked up" at the closing of the related Mortgage Loan) as adopted in the applicable jurisdiction (the "Title Insurance Policy"), insuring the portion of each Mortgaged Property comprised of real estate and insuring that the related Mortgage is a valid first lien in the original principal amount of the related Mortgage Loan on the Mortgagor's fee simple interest (or, if applicable, leasehold interest) in such Mortgaged Property comprised of real estate, subject only to Title Exceptions. No claims have been made under such Title Insurance Policy. Such Title Insurance Policy is in full force and effect, provides that the insured includes the owner of the Mortgage Loan and all premiums thereon have been paid. The Mortgage Loan Seller has not done, by act or omission, anything that would impair the coverage under such Title Insurance Policy. The insurer issuing such policy is either
            (x) a nationally-recognized title insurance company or (y) qualified to do business in the jurisdiction in which the related Mortgaged Property is located to the extent required; such policy contains no material exclusions for, or affirmatively insures (except for any Mortgaged Property located in a jurisdiction where such insurance is not available) (a) access to public roads or (b) against any loss due to encroachments of any material portion of the improvements thereon.

                  (xiv) Insurance. Each Mortgaged Property is, and is required pursuant to the related Mortgage to be, insured by (a) a fire and extended perils insurance policy providing coverage against loss or damage sustained by reason of fire, lightning, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, aircraft, vehicles and smoke, and, to the extent required as of the date of origination by the originator of such Mortgage Loan consistent with its normal commercial mortgage lending practices, against other risks insured against by persons operating like properties in the locality of the Mortgaged Property, in an amount not less than the lesser of the principal balance of the related Mortgage Loan and the replacement cost of the Mortgaged Property, and contains no provisions for a deduction for depreciation, and not less than the amount necessary to avoid the operation of any co-insurance provisions with respect to the Mortgaged Property; (b) a business interruption or rental loss insurance policy, in an amount at least equal to twelve months of operations of the Mortgaged Property; (c) a flood insurance policy (if any portion of buildings or other structures on the Mortgaged Property are located in an area identified by the Federal Emergency Management Agency as having special flood hazards and the Federal Emergency Management Agency requires flood insurance to be maintained); and (d) a comprehensive general liability insurance policy in amounts as are generally required by commercial mortgage lenders, and in any event not less than $1 million per occurrence. Such insurance policy contains a standard mortgagee clause that names the mortgagee as an additional insured in the case of liability insurance policies and as a loss payee in the case of property insurance policies and requires prior notice to the holder of the Mortgage of termination or cancellation. No such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Each Mortgage obligates the related Borrower to maintain all such insurance and, upon such Borrower's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Borrower's cost and expense and to seek reimbursement therefor from such Borrower. Each Mortgage provides that casualty insurance proceeds will be applied (a) to the restoration or repair of the related Mortgaged Property, (b) to the restoration or repair of the related Mortgaged Property, with any excess insurance proceeds after restoration or repair being paid to the Borrower, or (c) to the reduction of the principal amount of the Mortgage Loan.

                  (xv) Material Defaults. Other than payments due but not yet 30 days or more delinquent there is (A) no material default, breach, violation or event of acceleration existing under the related Mortgage Note or each related Mortgage, and (B) since the date of origination of such Mortgage Loan, there has been no declaration by the Mortgage Loan Seller of an event of acceleration under the related Mortgage or Mortgage Note, and (C) Mortgage Loan Seller has not received notice of any event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration under any of such documents; the Mortgage Loan Seller has not waived any other material default, breach, violation or event of acceleration under any of such documents; and under the terms of each Mortgage Loan, each related Mortgage Note, each related Mortgage and the other loan documents in the related Mortgage File, no person or party other than the holder of such Mortgage Note may declare an event of default or accelerate the related indebtedness under such Mortgage Loan, Mortgage Note or Mortgage; provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any representation and warranty made by the Mortgage Loan Seller elsewhere in the Mortgage Loan Purchase and Sale Agreement.

                  (xvi) Payment Record. As of the Cut-Off Date, each Mortgage
            Loan is not, and in the prior 12 months (or since the date of origination if such Mortgage Loan has been originated within the past 12 months) has not been, 30 days or more past due in respect of any Monthly Payment.

                  (xvii) Additional Collateral. Each related Mortgage does not provide for or permit, without the prior written consent of the holder of the Mortgage Note, each related Mortgaged Property to secure any other promissory note or obligation, other than any other Mortgage Loan and the Mortgage Note is not secured by any collateral that is not included in the Trust Fund.

                  (xviii) Qualified Mortgage. Each Mortgage Loan constitutes a
            "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (but without regard to the rule in Treasury Regulations 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage, or any substantially similar successor provision). Accordingly, the Mortgage Loan Seller represents and warrants that each Mortgage Loan is directly secured by a Mortgage on a commercial property or a multifamily residential property, and either (1) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect the portion of such commercial or multifamily residential property that consists of an interest in real property (within the meaning of Treasury Regulations Sections 1.856-3(c) and 1.856-3(d)) and such interest in real property was the only security for such Mortgage Loan as of the Testing Date (as defined below), or (2) the fair market value of the interest in real property which secures such Mortgage Loan was at least equal to 80% of the principal amount of the Mortgage Loan (a) as of the Testing Date, or (b) as of the Closing Date. For purposes of the previous sentence, (1) the fair market value of the referenced interest in real property shall first be reduced by (a) the amount of any lien on such interest in real property that is senior to the Mortgage Loan, and (b) a proportionate amount of any lien on such interest in real property that is on a parity with the Mortgage Loan, and (2) the "Testing Date" shall be the date on which the referenced Mortgage Loan was originated unless (a) such Mortgage Loan was modified after the date of its origination in a manner that would cause "significant modification" of such Mortgage Loan within the meaning of Treasury Regulations Section 1.1001-3(b), and (b) such "significant modification" did not occur at a time when such Mortgage Loan was in default or when default with respect to such Mortgage Loan was reasonably foreseeable. However, if the referenced Mortgage Loan has been subjected to a "significant modification" after the date of its origination and at a time when such Mortgage Loan was not in default or when default with respect to such Mortgage Loan was not reasonably foreseeable, the Testing Date shall be the date upon which the latest such "significant modification" occurred. Any prepayment premiums and yield maintenance charges applicable to the Mortgage Loan constitute "customary prepayment penalties" within the meaning of Treasury Regulations Section 1.860G-1(b)(2).

                  (xix) Environmental. One or more Phase I environmental site assessments or updates thereof (each a "Phase I") meeting ASTM requirements were performed by an environmental consulting firm experienced in environmental matters and properly licensed, if applicable, and independent of the Mortgage Loan Seller and the Mortgage Loan Seller's affiliates with respect to each related Mortgaged Property within the 18 months prior to the Closing Date and the Mortgage Loan Seller, having made no independent inquiry other than to review the Phase I prepared in connection with the assessment(s) referenced herein, has no knowledge and has received no notice of any material and adverse environmental condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s). With respect to any material and adverse environmental matters disclosed in such Phase I, then either
            (i) the same have been remediated in all material respects, (ii) sufficient funds have been escrowed for purposes of effecting such remediation, (iii) the related mortgagor or other responsible party is currently taking or required to take such actions, if any, with respect to such matters as have been recommended by the Phase I or required by the applicable governmental authority, (iv) an operations and maintenance plan has been or will be implemented, (v) environmental insurance has been obtained with respect to such matters, subject to customary limitations, or (vi) such conditions or circumstances were investigated further and, based upon such additional investigation, a qualified environmental consultant recommended no further investigation or remediation. Each Mortgage Loan requires the related mortgagor to comply, and cause the related Mortgaged Property to be in compliance, with all applicable federal, state and local environmental laws and regulations.

                  (xx) Customary Mortgage Provisions. Each related Mortgage
            contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the benefits of the security, including realization by judicial or, if applicable, non-judicial foreclosure, subject to the effects of bankruptcy or similar law affecting the right of creditors and the application of principles of equity.

                  (xxi) Bankruptcy. As of origination, and as of the Cut-off
            Date, no Mortgagor is a debtor in any state or federal bankruptcy or insolvency proceeding.

                  (xxii) Whole Loan. Each Mortgage Loan is a whole loan,
            contains no equity participation by the lender or shared appreciation feature and does not provide for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property or provide for negative amortization. The Mortgage Loan Seller holds no equity interest in any Mortgagor.

                  (xxiii) Transfers and Subordinate Debt. Subject to certain exceptions, which are customarily acceptable to commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property, each related Mortgage or loan agreement contains provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without complying with the requirements of the Mortgage or loan agreement, the related Mortgaged Property, or any controlling interest in the related Mortgagor, is directly transferred or sold (other than by reason of family and estate planning transfers and transfers of less than a controlling interest in a mortgagor, or a substitution or release of collateral within the parameters of Paragraph (xxvi) below), or encumbered in connection with subordinate financing by a lien or security interest against the related Mortgaged Property, other than any existing permitted additional debt.

                  (xxiv) Waivers and Modifications. The terms of the related
            Mortgage Note and Mortgage(s) have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security intended to be provided by such Mortgage.

                  (xxv) Inspection. Each related Mortgaged Property was
            inspected by or on behalf of the related originator or an affiliate within the 18 months prior to the Closing Date.

                  (xxvi) Releases. Except as set forth below, since origination, no material portion of the related Mortgaged Property has been released from the lien of the related Mortgage, in any manner which materially and adversely affects the value, use or operation of the Mortgage Loan or materially interferes with the security intended to be provided by such Mortgage. The terms of the related Mortgage do not provide for release of any material portion of the Mortgaged Property from the lien of the Mortgage except (a) in consideration of payment therefor equal to not less than the related allocated loan amount of such Mortgaged Property, (b) upon payment in full of such Mortgage Loan, (c) for Mortgage Loans which permit defeasance by means of substituting for the Mortgaged Property (or, in the case of a Mortgage Loan secured by multiple Mortgaged Properties, one or more of such Mortgaged Properties) U.S. Treasury obligations (or other defeasance collateral permitted under the REMIC Provisions) sufficient to pay the Mortgage Loans in accordance with their terms,
            (d) for Mortgage Loans which permit the related Mortgagor to substitute a replacement property, (e) for releases not considered material for purposes of underwriting the Mortgage Loan, or (f) for releases that are conditional upon the satisfaction of certain underwriting and legal requirements and require payment of a release price that represents adequate consideration for such Mortgaged Property. The terms of the Mortgage Loan do not provide for the release of any portion of the Mortgaged Property that would constitute a "significant modification" under Section 1001 of the Code unless the Mortgagor is required to provide a REMIC Opinion of Counsel.

                  (xxvii) Defeasance. Each Mortgage Loan containing provisions for defeasance of all or a portion of the Mortgaged Property either
            (i) requires the prior written consent of, and compliance with, the conditions set by, the holder of the Mortgage Loan, (ii) requires confirmation from the rating agencies rating the certificates of any securitization transaction in which such Mortgage Loan is included that such defeasance will not cause the downgrade, withdrawal or qualification of the then current ratings of such certificates, or
            (iii) requires that (A) defeasance must occur in accordance with the requirements of, and within the time permitted by, applicable REMIC rules and regulations, (B) the replacement collateral consists of defeasance collateral permitted under the REMIC Provisions in an amount sufficient to make all scheduled payments under such Mortgage Loan when due, (C) independent certified public accountants certify that such U.S. government securities are sufficient to make such payments, (D) the Mortgage Loan may only be assumed by a single-purpose entity designated or approved by the holder of the Mortgage Loan and (E) counsel provide an opinion that the Trustee has a perfected security interest in such U.S. government securities prior to any other claim or interest. Notwithstanding the foregoing, some of the Mortgage Loan documents may not affirmatively contain all such requirements, but such requirements are effectively present in such documents due to the general obligation to comply with the REMIC Provisions and/or deliver a REMIC Opinion of Counsel. A Mortgage Loan that permits defeasance provides that the related borrower is responsible for all reasonable costs incurred in connection with the defeasance of the Mortgage Loan.

                  (xxviii) Zoning. To the Mortgage Loan Seller's knowledge, as of the date of origination of such Mortgage Loan, based on due diligence considered reasonable by prudent commercial conduit mortgage lenders in the lending area where the applicable Mortgaged Property is located, and, to the Mortgage Loan Seller's actual knowledge, as of the Cut-off Date, there are no violations of any applicable zoning ordinances, building codes and land laws applicable to the Mortgaged Property or the use and occupancy thereof which (i) are not insured by an ALTA lender's title insurance policy (or a binding commitment therefor), or its equivalent as adopted in the applicable jurisdiction, or a law and ordinance insurance policy, or (ii) would have a material adverse effect on the value, use, operation or net operating income of the Mortgaged Property.

                  (xxix) Encroachments. To the Mortgage Loan Seller's knowledge based on surveys and/or the title policy referred to herein obtained in connection with the origination of each Mortgage Loan, none of the improvements which were included for the purposes of determining the appraised value of the related Mortgaged Property at the time of the origination of the Mortgage Loan lies outside of the boundaries and building restriction lines of such property (except Mortgaged Properties for which the use or improvements are legally non-conforming) to an extent which would have a material adverse affect on the related Mortgagor's value, use and operation of such Mortgaged Property (unless affirmatively covered by the title insurance) and no improvements on adjoining properties encroached upon such Mortgaged Property to any material extent (unless affirmatively covered by title insurance).

                  (xxx) Single Purpose Entity. Each Mortgagor with respect to a
            Mortgage Loan with a principal balance as of the Cut-off Date in excess of 5% of the aggregate principal balance of all of the mortgage loans included in the Trust Fund is an entity whose organizational documents provide that it is, and at least so long as the Mortgage Loan is outstanding will continue to be, a single purpose entity. (For this purpose, "single-purpose entity" shall mean a person, other than an individual, which does not engage in any business unrelated to the related Mortgaged Property and its financing, does not have any significant assets other than those related to its interest in such Mortgaged Property or its financing, or any indebtedness other than as permitted by the related Mortgage or the other documents in the Mortgage Loan File, has its own books and records separate and apart from any other person, and holds itself out as being a legal entity, separate and apart from any other person).

                  (xxxi) Advances After Origination. No advance of funds has been made after origination, directly or indirectly, by the Mortgage Loan Seller to the Mortgagor and, to the Mortgage Loan Seller's knowledge, no funds have been received from any person other than the Mortgagor, for or on account of payments due on the Mortgage Note or the Mortgage, other than earnout advances made in accordance with the Mortgage loan documents and reflected in the loan balance on the Mortgage Loan Schedule.

                  (xxxii) Litigation Or Other Proceedings. As of the date of origination and, to the Mortgage Loan Seller's knowledge, as of the Cut-off Date, there was no pending action, suit or proceeding against the Mortgagor or the related Mortgaged Property that could reasonably be expected to materially and adversely affect either such Mortgagor's performance under the related Mortgage Loan documents or the holders of the Certificates.

                  (xxxiii) Usury. The Mortgage Rate (exclusive of any default interest, late charges or prepayment premiums) of such Mortgage Loan is a fixed rate, and complied as of the date of origination with, or is exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury.

                  (xxxiv) Trustee Under Deed Of Trust. As of the date of
            origination, and, as of the Cut-Off Date, if the related Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, is properly designated and serving under such Mortgage or may be substituted in accordance with the Mortgage and applicable law, and no fees or expenses are or will become payable to the trustee under the deed of trust except in connection with the sale or release of the Mortgaged Property following a default in payment of the Mortgage Loan.

                  (xxxv) Other Collateral; Cross-Collateralization. The related
            Mortgage Note is not secured by any collateral that secures a Mortgage Loan that is not in the Trust Fund and each Mortgage Loan that is cross-collateralized is cross-collateralized only with other Mortgage Loans sold pursuant to this Agreement.

                  (xxxvi) Escrow Deposits. All escrow deposits and payments
            required pursuant to the Mortgage Loan to be deposited with the Mortgage Loan Seller or its agent have been so deposited, are in the possession, or under the control, of the Mortgage Loan Seller or its agent and there are no deficiencies in connection therewith.

                  (xxxvii) Licenses and Permits. To the Mortgage Loan Seller's knowledge, based on due diligence customarily performed in the origination of comparable mortgage loans by prudent commercial and multifamily mortgage lending institutions with respect to the related geographic area and properties comparable to the related Mortgaged Property, (a) as of the date of origination of the Mortgage Loan, the related Mortgagor, the related lessee, franchisee or operator was in possession of all material licenses, permits and authorizations then required for use of the related Mortgaged Property, and in the case of a Mortgaged Property operated as a hotel, the franchise agreement, if any, is in full force and effect, and no default, or event that, with the passage of time or the giving of notice or both, would constitute a default, had occurred under such franchise agreement, and, (b) as of the Cut-Off Date, the Mortgage Loan Seller has no knowledge that the related Mortgagor, the related lessee, franchisee or operator was not in possession of such licenses, permits and authorizations.

                  (xxxviii) Origination, Servicing and Collection Practices. The
            origination (or acquisition, as the case may be), collection, and to the Mortgage Loan Seller's knowledge, the servicing practices used by the Mortgage Loan Seller with respect to the Mortgage Loan have been in all respects legal and have met customary industry standards.

                  (xxxix) Non-Recourse Exceptions. The Mortgage Loan documents for each Mortgage Loan provide that the Mortgage Loan is non-recourse to the related Mortgagor except that the related Mortgagor shall be liable to the lender for losses incurred due to
            (i) fraud and/or other intentional misrepresentation, (ii) the misapplication or misappropriation of rents collected in advance or received by the related Mortgagor after the occurrence of an event of default, insurance proceeds or condemnation awards or (iii) any breach of the environmental covenants in the related Mortgage Loan documents.

                  (xl) Separate Tax Lots. Each Mortgaged Property constitutes one or more separate tax lots (or will constitute separate tax lots when the next tax maps are issued) or is subject to an endorsement under the related title insurance policy insuring for losses arising from any claim that the Mortgaged Property is not one or more separate tax lots.

                  (xli) Ground Leases. Each Mortgage Loan is secured by the fee interest in the related Mortgaged Property, except that with respect to the Mortgage Loans listed on Exhibit F attached hereto, which Mortgage Loans are secured by the interest of the related Mortgagor as a lessee under a ground lease of a Mortgaged Property (a "Ground Lease") (the term Ground Lease shall mean such ground lease, all written amendments and modifications, and any related estoppels or agreements from the ground lessor and, in the event the borrower's interest is a ground subleasehold, shall also include not only such ground sublease but also the related ground lease), but not by the related fee interest in such Mortgaged Property (the "Fee Interest") and:

                        (A) Such Ground Lease or a memorandum thereof has been or will be duly recorded or submitted for recording as of the Closing Date and such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage or, if consent of the lessor thereunder is required, it has been obtained prior to the Closing Date;

                        (B) Such Ground Lease (i) is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related Fee Interest and Title Exceptions, or (ii) is subject to a subordination, non-disturbance and attornment agreement to which the mortgagee on the lessor's fee interest in the Mortgaged Property is subject;

                        (C) Upon the foreclosure of the Mortgage Loan (or acceptance of a deed in lieu thereof), the Mortgagor's interest in such Ground Lease is assignable to the mortgagee and its successors and assigns upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained prior to the Closing Date);

                        (D) Such Ground Lease is in full force and effect, and the Mortgage Loan Seller has not received as of the Closing Date notice (nor is the Mortgage Loan Seller otherwise aware) that any default has occurred under such Ground Lease;

                        (E) Such Ground Lease requires that if the mortgagee under such Mortgage Loan has provided the lessor with notice of its lien, then such lessor must give notice of any default by the lessee to the mortgagee, and such Ground Lease, or an estoppel letter received by the mortgagee from the lessor, further provides that no notice of termination given under such Ground Lease is effective against such mortgagee unless a copy has been delivered to such mortgagee in the manner described in such Ground Lease;

                        (F) The mortgagee under such Mortgage Loan is permitted a reasonable opportunity to cure any default under such Ground Lease that is curable after the receipt of written notice of any such default, before the lessor thereunder may terminate such Ground Lease;

                        (G) Such Ground Lease has an original term (together with any extension options, whether or not currently exercised, set forth therein all of which can be exercised by the mortgagee if the mortgagee acquires the lessee's rights under the Ground Lease) that extends not less than 20 years beyond the stated maturity date of the related Mortgage Loan (or, with respect to any Mortgage Loan with an Anticipated Prepayment Date, 10 years);

                        (H) Such Ground Lease requires the lessor to enter into a new lease with the mortgagee under such Mortgage Loan upon termination of such Ground Lease for any reason, including rejection of such Ground Lease in a bankruptcy proceeding;

                        (I) Under the terms of such Ground Lease and the related Mortgage, taken together, any related insurance proceeds or condemnation award that is awarded with respect to the leasehold interest will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee under such Mortgage Loan or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (ii) to the payment or defeasance of the outstanding principal balance of such Mortgage Loan together with any accrued interest thereon (except in cases where a different allocation would not be viewed as commercially unreasonable by any institutional investor, taking into account the relative duration of the ground lease and the related Mortgage and the ratio of the market value of the related Mortgaged Property to the outstanding principal balance of such Mortgage Loan);

                        (J) Such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender;

                        (K) Such Ground Lease may not be amended or modified without the prior consent of the mortgagee under such Mortgage Loan and that any such action without such consent is not binding on such mortgagee, its successors or assigns, except termination or cancellation if an event of default occurs under the Ground Lease and notice is provided to the mortgagee and such default is curable by the mortgagee as provided in the Ground Lease, but remains uncured beyond the applicable cure period.

                  (xlii) Originator Authorization. To the extent required under applicable law as of the date of origination, and necessary for the enforceability or collectability of the Mortgage Loan, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it originated and held the Mortgage Loan.

                  (xliii) Capital Contributions. Neither the Mortgage Loan
            Seller nor any affiliate thereof has any obligation to make any capital contributions to the Mortgagor under the Mortgage Loan.

                  (xliv) No Mechanics' Liens. The related Mortgaged Property is free and clear of any mechanics' and materialmen's liens which are prior to or equal with the lien of the related Mortgage, except those which are insured against by a Title Insurance Policy.

                  (xlv) Appointment of Receiver. If the Mortgaged Property is
            subject to any leases, the borrower is the owner and holder of the landlord's interest under any leases and the related Mortgage and assignment of rents provides for the appointment of a receiver for rents or allows the mortgagee to enter into possession to collect rent or provides for rents to be paid directly to the mortgagee in the event of default.

                            SCHEDULE C-1 TO EXHIBIT C

                  Exceptions to Representations and Warranties:
                                GE Capital Loans

                            GE Pool 34/GECMC 2007-C1

[References are to corresponding mortgage loan representations set forth in Exhibit C to Mortgage Loan Purchase and Sale Agreement. Underlined titles are provided to facilitate reference only]

(i)         Mortgage Loan Schedule.

(ii)        Legal Compliance.

(iii)       Good Title; Conveyance.

            o     Sealy NW Business Center (760062442) ($28,750,000):
                  Sub-servicing rights (non-cashiering) retained by third party (Holliday Fenoglio Fowler)

            o Rivermont Apts (760066382) ($5,540,000): Sub-servicing rights (non-cashiering) retained by third party (Holliday Fenoglio Fowler)

(iv)        Future Advances.

(v)         Legal, valid and Binding Obligations.

(vi)        Assignment of Leases and Rents.

(vii)       Offsets or Defenses.

(viii)      Assignments of Mortgage and Assignments of Leases.

(ix)        Mortgage Lien; Title Exceptions.

            o     Downtown Plaza (760062264) ($6,513,000): $407,000 subordinated
                  B Note held by CBA-Mezzanine Capital Finance, LLC; B Note and right of holder of B Note to receive payments is junior and subordinate to A Note and rights of holder of A Note

            o Wachovia Plaza Roll Up (760061882) ($6,350,000): Tenant (Advanced Computer Learning) has Right of first refusal (ROFR) affecting Wachovia Plaza property (multiple property loan); ROFR is not extinguished by foreclosure; Foreclosure or deed-in-lieu does not trigger ROFR, however

            o     Tamarack East MHC - Lakeshore (760060822) ($6,250,000):
                  Florida statute confers right of first refusal to owner's association; ROFR does not apply to foreclosure or deed-in-lieu, however

            o Village Glen MHC (760063523) ($6,150,000): Florida statute confers right of first refusal to owner's association; ROFR does not apply to foreclosure or deed-in-lieu, however

            o Hidden Village MHC (760065009) ($5,250,000): Florida statute confers right of first refusal to owner's association; ROFR does not apply to foreclosure or deed-in-lieu, however

            o     Walgreens-Grove, OK (760059062) ($3,760,000): Tenant
                  (Walgreens) has Right of First Refusal (ROFR) affecting entirety of mortgaged property; ROFR is not extinguished by foreclosure; Foreclosure or deed-in-lieu does not trigger ROFR, however

(x)         UCC Financing Statements.

(xi)        Taxes and Assessments.

(xii)       Property Condition; Condemnation Proceedings.

(xiii)      Title Insurance.

(xiv)       Insurance.

            o All GE-originated Loans: The loan documents for various mortgaged properties generally require property insurance for damage by fire and other hazards covered by a standard extended coverage and all risk insurance policy and such other casualty insurance as reasonably required by the lender and do not specifically mention lightning, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, aircraft, vehicles and smoke

            o Wolfchase Galleria (760070284)($225,000,000): Terrorism deductible permitted up to $5 million

            o Sealy NW Business Center (760062442) ($28,750,000): Terrorism insurance waived for life of loan; Non-recourse carve-out obtained for related losses, however

            o Tri Park Portfolio (760062843) ($10,300,000): (i) Terrorism insurance waived for life of loan; Non-recourse carve-out obtained for related losses, however; (ii) Loan documents require rent loss coverage equal to "two-thirds" of 12 months of gross income

            o     Innovation Court Business Center (760063462) ($7,600,000):
                  Loan documents do not expressly require terrorism coverage; Non-recourse carve-out obtained for related losses, however; Terrorism insurance currently in place

            o Rivermont Apts (760066382) ($5,540,000): Terrorism insurance waived for life of loan; Non-recourse carve-out obtained for related losses, however; Terrorism insurance for certified acts currently in place

            o     Park Apts Phases I & II (760066962) ($5,350,000): Loan
                  documents require rent loss coverage equal to 95% of 12 months ` net cash flow; Underwritten DSCR is 1.61x; LTV at Cut-Off is approximately 39% (tape)

            o Lost Springs Apts (760065784) ($4,750,000): Loan documents require rent loss coverage equal to 95% of 12 months ` net cash flow; Underwritten DSCR is 1.37x; LTV at Cut-Off is approximately 44% (tape)

            o Indian Woods (760063423) ($4,100,000): (i) Terrorism insurance waived for life of loan; Non-recourse carve-out obtained for related losses, however; (ii) Loan documents require rent loss coverage equal to "two-thirds" of 12 months of gross income

            o     Walgreen's-Grove, OK (760059062) ($3,760,000): Borrower's
                  obligation to provide required insurance is suspended under certain conditions, including (i) If tenant (Walgreens) elects to self-insure for lease-required coverages and maintains an S & P unsecured debt rating of "A" and net worth of $250 million, in which event casualty, rent loss, comprehensive general liability and terrorism insurance are suspended; (ii) if tenant provides third party insurance for lease-required coverages (casualty and comprehensive general liability), in which event rent loss and terrorism insurance are suspended; also, (iii) Rent loss coverage not required for so long as lease does not afford tenant rent abatement remedy following casualty; and (iv) Loan documents do not expressly require terrorism insurance; Non-recourse carve-out obtained for related terrorism losses, however; Walgreens has notified the landlord of its self-insurance election, so no third party insurance is currently in place

            o Doubletree I Apts (760065782) ($2,350,000): Loan documents require rent loss coverage equal to 95% of 12 months ` net cash flow; Underwritten DSCR is 1.58x; LTV at Cut-Off is approximately 34% (tape)

            o Paradise View Apts (760065783) ($1,850,000): Loan documents require rent loss coverage equal to 95% of 12 months ` net cash flow; Underwritten DSCR is 1.72x; LTV at Cut-Off is approximately 33% (tape)

(xv)        Material Defaults.

(xvi)       Payment Record.

(xvii)      Additional Collateral.

(xviii)     Qualified Mortgage.

(xix)       Environmental.

(xx)        Customary Mortgage Provisions.

(xxi)       Bankruptcy.

(xxii)      Whole Loan.

(xxiii)     Transfers and Subordinate Debt.

(xxiv)      Waivers and Modifications.

(xxv)       Inspection.

(xxvi)      Releases.

(xxvii)     Defeasance.

(xxviii)    Zoning.

(xxix)      Encroachments.

(xxx)       Single-Purpose Entity.

(xxxi)      Advances After Origination.

(xxxii)     Litigation or Other Proceedings.

(xxxiii)    Usury.

(xxxiv)     Trustee Under Deed of Trust.

(xxxv)      Other Collateral; Cross-Collateralization.

            o     Downtown Plaza (760062264) ($6,513,000): $407,000 subordinated
                  B Note held by CBA-Mezzanine Capital Finance, LLC; B Note and right of holder of B Note to receive payments is junior and subordinate to A Note and rights of holder of A Note; A Note and B Note are cross-defaulted

(xxxvi)     Escrow Deposits.

(xxxvii)    Licenses and Permits.

(xxxviii)   Origination, Servicing and Collection Practices.

(xxxix)     Non-Recourse Exceptions.

(xl)        Separate Tax Lots.

(xli)       Ground Leases.

(xlii)      Originator Authorization.

(xliii)     Capital Contributions.

(xliv)      No Mechanic's Liens.

(xlv)       Appointment of Receiver.

                                    EXHIBIT D

                      FORM OF CERTIFICATE OF AN OFFICER OF
                            THE MORTGAGE LOAN SELLER

            I, ________________, hereby certify that I am a duly elected and acting ____________________ of [Mortgage Loan Seller]" (the "Bank"), in connection with the sale of certain mortgage loans to GE Commercial Mortgage Corporation (the "Purchaser") pursuant to that certain Mortgage Loan Purchase Agreement, dated as of ______, 2007 (the "Mortgage Loan Purchase Agreement"), between the Bank and the Purchaser, and hereby certify further as follows:

            1. The Bank is a national banking association duly organized and existing under the laws of the United States of America.

            2. Attached hereto as Attachment A is a true and correct copy of the articles of association of the Bank, certified as of ___________, 2007 (the "Articles of Association").

            3. Since __________, 2007, the Bank has not filed with the Office of the Comptroller of the Currency any amendment or other document relating to or affecting, the Articles of Association.

            4. Attached hereto as Attachment B is a true and correct copy of the Bylaws of the Bank, as in effect at all times on and after ________, 2007" through the date hereof.

            5. The resolutions attached hereto as Attachment C (the "Resolutions") were adopted by the unanimous written consent of the executive committee of the board of directors of the Bank as of ____________, 2007.

            6. The Resolutions (a) represent the only resolutions of the board of directors of the Bank relating to the sale of the mortgage loans referred to in the Mortgage Loan Purchase Agreement; (b) have not been amended, modified, rescinded or repealed by any subsequent action of the Bank's board of directors; and (c) were in full force and effect at all times on __________, 2007 and thereafter through the date hereof.

            7. Attached hereto as Attachment D is the certificate of the Comptroller of the Currency dated ___________, 2007, with respect to the good standing of the Bank.

            8. Since _________, 2007, the Bank has not received any notification from the Comptroller of the Currency, or any other source, affecting the good standing of the Bank.

            9. The representations and warranties of the Bank in the Mortgage Loan Purchase Agreement are true and correct in all material respects on and as of the date hereof.

            10. On or prior to the date hereof, the Bank has complied with all agreements and performed or satisfied all conditions on its part to be performed or satisfied at or prior to the date hereof.

            11. Each person who, as an officer or representative of the Bank, signed the Mortgage Loan Purchase Agreement or any other document or certificate delivered on or before the date hereof in connection with the transactions contemplated by the Mortgage Loan Purchase Agreement was, at the respective times of such signing and delivery, and is now, duly elected or appointed, qualified and acting as such officer or representative, and the signature of such persons appearing on such documents are their genuine signatures.

                            [SIGNATURE PAGE FOLLOWS]

            IN WITNESS WHEREOF, I have hereunto signed my name as of this __ day of ____ 2007.


                                          By:___________________________________
                                          Name:
                                          Title:

                                    EXHIBIT E

                              FORM OF LEGAL OPINION

            1. The Mortgage Loan Seller is a national banking association duly organized, validly existing and in good standing under the laws of the United States, with full power and authority to own its assets and conduct its business, and the Mortgage Loan Seller has taken all necessary action to authorize the execution, delivery and performance of the Mortgage Loan Purchase Agreement by it, and has the power and authority to execute, deliver and perform the Mortgage Loan Purchase Agreement and all the transactions contemplated hereby, including, but not limited to, the power and authority to sell, assign and transfer the Mortgage Loans in accordance with the Mortgage Loan Purchase Agreement.

            2. The Mortgage Loan Purchase Agreement has been duly authorized, executed and delivered by the Mortgage Loan Seller and constitutes the legal, valid and binding obligations of the Mortgage Loan Seller, enforceable against the Mortgage Loan Seller in accordance with the terms of the Mortgage Loan Purchase Agreement, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and except to the extent rights to indemnity and contribution may be limited by applicable law.

            3. The execution and delivery of the Mortgage Loan Purchase Agreement by the Mortgage Loan Seller and the performance of its obligations under the Mortgage Loan Purchase Agreement will not conflict with any provision of any law or regulation to which the Mortgage Loan Seller is subject, or conflict with, result in a breach of or constitute a default under any of the terms, conditions or provisions of any of the Mortgage Loan Seller's organizational documents or, to our knowledge, any agreement or instrument to which the Mortgage Loan Seller is a party or by which it is bound, or any order or decree applicable to the Mortgage Loan Seller, or result in the creation or imposition of any lien on any of the Mortgage Loan Seller's assets or property, in each case which would materially and adversely affect the ability of the Mortgage Loan Seller to carry out the transactions contemplated by the Mortgage Loan Purchase Agreement.

            4. To our knowledge, there is no action, suit, proceeding or investigation pending or threatened in writing against the Mortgage Loan Seller in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of the Mortgage Loans or the ability of the Mortgage Loan Seller to carry out the transactions contemplated by this Agreement.

            5. To our knowledge, the Mortgage Loan Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Mortgage Loan Seller or its properties or might have consequences that would materially and adversely affect its performance under the Mortgage Loan Purchase Agreement.

            6. No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Mortgage Loan Seller of or compliance by the Mortgage Loan Seller with the Mortgage Loan Purchase Agreement or the consummation of the transactions contemplated by the Mortgage Loan Purchase Agreement, other than those which have been obtained by the Mortgage Loan Seller.

            In addition, counsel shall state (which statement shall be in form and substance reasonably acceptable to the Purchaser and counsel to the Underwriters) their view as to the accuracy of the information regarding the Mortgage Loans and the Mortgage Loan Seller in the Preliminary Prospectus FWP (together with the other Time of Sale Information) as of the Time and Sale and the Final Prospectus Supplement.